[SM&R MUTUAL FUNDS LOGO]

ANNUAL REPORT

[GRAPHIC]

2003

FOR THE FISCAL YEAR ENDING AUGUST 31

[GRAPHIC]

                   The financial statements and discussions contained herein are included for the general information of our shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

....new growth in 2003


The economy has demonstrated new MOMENTUM this past year and investor confidence is being rejuvenated!

                                                                    REJUVENATION

                                        Securities Management and Research, Inc.

                                        [SM&R MUTUAL FUNDS LOGO]

A new cycle of...

PROSPERITY?

The closing paragraph of our message to investors in the 2002 Annual Report read as follows:

IN TIME, . . . NEW MOMENTUM WILL BE EVIDENT FROM THE ECONOMY, WHICH IN TURN WILL SPUR AN IMPROVING CORPORATE PROFITS PICTURE WHICH WILL IN TURN PROVIDE THE STOCK MARKET WITH THE TRACTION SO DESPERATELY NEEDED TO BEGIN AN ASCENT ONCE MORE. OUR STOCK MARKET INVESTMENTS WILL BEGIN TO BEAR FRUIT AGAIN. THE EXACT TIMING OF THESE DEVELOPMENTS JUST CAN'T BE KNOWN AT THIS POINT. BUT WITH HISTORY AS OUR GUIDE, WE MUST ONLY BE RE-ASSURED OF THESE FUTURE REALITIES. AGAIN, THE BET IS ON THE HOME TEAM.

After these words were written last autumn, the market proceeded to decline even more, eventually putting in a low during October. As the calendar turned to 2003, the market once again was facing strong headwinds, as the winds of war weighed heavily on the market's mood. As we stared down the barrel of another imminent show-down in Iraq, it appeared possible that we could also be staring down the barrel of a loathsome fourth consecutive year of declining markets.

But gurgling beneath the surface of the headlines was an incipient economic resurgence. Led by a resilient consumer, armed with historically low interest rates, the economic black cloud we had been living under began to brighten. Additionally, the successful ousting of Saddam Hussein and his band of thugs bred a confidence that began to play out in the equity markets. The first quarter closed with equity and bond markets in the black. The second quarter closed with the equity markets solidly in the black, and the story continues as of this writing.

While the biggest economic story thus far over the past year is likely to be the resurgence of the stock market, an equally important event may be the topping of the fixed income market in June of this year. The benchmark 10-year Treasury note hit a yield of 3.11%, which brings with it an inversely high price. This development, along with an improving economy, likely indicates that the three-year out-performance of bonds - from 2000 thru 2002 - is probably over for now. While dramatically increasing interest rates seem unlikely, the prospects for an improving economy do not likely bode well for interest rates to fall precipitously from here, thereby producing rising bond values.

[SIDENOTE]

SM&R MUTUAL FUNDS

SM&R ALGER TECHNOLOGY
SM&R ALGER AGGRESSIVE GROWTH
SM&R ALGER SMALL-CAP
SM&R ALGER GROWTH
SM&R GROWTH
SM&R EQUITY INCOME
SM&R BALANCED
SM&R GOVERNMENT BOND
SM&R TAX FREE
SM&R PRIMARY
SM&R MONEY MARKET

                    REMEMBER THE LESSONS OF 2000 THROUGH 2002

WHAT IS THE BIGGER PICTURE?...

Investors looking to make new investments today may be tempted by the generally strong fixed income returns of the previous three and five year periods, but please proceed with caution, as valuations are likely stretched. But, if you are making fixed income investments as part of a larger, longer-term asset allocation strategy, including other asset categories, you will likely be fine. The prospect of making a wholesale bet on bonds based on the previous three years of strong performance may end with ultimate disappointment. The all-important keys are, identify your time frame, understand your honest risk tolerance level, and spread your investments around so that you will be prepared to withstand whatever Mr. Market throws your way. Diversification usually leads to a financial destiny that you will be happy with, if you show patience.

HOW HAVE CORPORATE DIVIDENDS AFFECTED INVESTOR CONFIDENCE IN 2003?...

Oftentimes in the midst of a struggling economy, government policy makers step in and attempt to add fuel to the economic flame via stimulus packages. In 2003, government definitely came down on the side of investors as the Jobs and Growth Tax Act of 2003 brought about a major reduction in the taxation of corporate dividends. The policy of taxing corporations on their earnings, only to tax investors a second time when those same earnings are distributed as dividends has long seemed somewhat illogical and counter-intuitive given our system of capital formation and ownership in this country. To encourage both the payment of dividends, as well as the ownership of dividend paying stocks, the new tax rate for stock dividends is now 15%, versus the top marginal rate of the taxpayer owning the shares. Encouraging the payment of dividends also serves as a means of restoring investor confidence, since investors receive the cash which could be errantly allocated to capital-hungry corporate "experiments," a 1990's trend.

For decades, corporate dividends were considered to be a key ingredient to attracting investors to owning shares, and consequently nearly half of the long-term return of the diversified stock market stemmed from those dividends, with capital appreciation comprising the balance of the total return picture. But the 1990's ushered in a new era, where companies tended to either plow earnings back into operations in hopes of faster future growth, or underwent huge stock buyback programs, thereby reducing shares outstanding or at least avoiding the further dilution caused by massive exercising of stock options, a trend so prevalent over the decade. This taxation change, however, should work to turn the tide back to emphasizing dividend payments a bit more.

                TWO VETERAN MONEY MANAGERS WORKING ON YOUR BEHALF

[SM&R AND ALGER LOGO]

                                                      SM&R Funds managed by SM&R
                                                SM&R Alger Funds are sub-advised
                                                  by Fred Alger Management, Inc.

[SM&R MUTUAL FUNDS LOGO]

The beginning stages of an economic and market recovery always seem to bring about more questions than answers, i.e. is this just a strong bear market rally, ultimately destined to lead to further disappointment, is the economy really going to recover, etc.? The answer to these questions, of course, can only be determined over time.

Facts that we can be sure of, though, include:

- OUR ECONOMY HAS A PERFECT RECORD WHEN IT COMES TO RECOVERING FROM
  RECESSIONS...

- OUR CAPITALISTIC SYSTEM HAS A LONG HISTORY OF PAYING THE NECESSARY PRICE TO RIGHT THE WRONGS OF OVERCAPACITY AND ELIMINATING UNPRODUCTIVE MARKET CAPITALIZATION, WHICH ULTIMATELY LEADS TO NEW INNOVATION AND OPPORTUNITY...

- LONG TERM PESSIMISM REGARDING OUR ECONOMY AND MARKETS HAS NOT BEEN A PROFITABLE ENDEAVOR OVER THE PAST 50 YEARS...

So what does this mean for you and your family? How do you move forward? Understand that the beginning of the renewal process is the most difficult part, because of the uncertainties outlined above. Your most recent experiences are always the ones central in your mind, and you are naturally looking to avoid the results you may have experienced over the past few years, i.e. capital losses. But there always, eventually, is a new day, a time to begin once more.

Remember the lessons of 2000 thru 2002, which taught us once and for all that diversification is a wise thing. The superior equity market returns of the 1990's led so many of us off course, as we wanted to take part in the outsized returns of the day. We ratcheted up our risk tolerance levels to capitalize on those returns. Well, those returns were an anomaly, as many have learned. Stocks are ideally suited for growth, with a secondary objective for income, while bonds are designed virtually exclusively for income, with some capital protection ability for highly rated issues over their lifetime. Employ both asset classes, especially as you move closer to an important long-term goal, like retirement or college.

A focus on equity funds that pay dividends might be a reasonable strategy. Dividends are more than just an accounting entry; they are a cash payment, a true return on your invested capital. Investing in funds that focus on dividends can be a tremendous strategy for the core portion of your holdings, since these tend to be the strong companies. And, you get a lower tax rate on those dividends to boot. Dividends were long a mainstay when it came to investing in corporate America, and they appear to be back. It may be wise to take part.

While time will tell whether or not this past year presented the end to the great bear market of 2000 through 2002, our recent progress seems to be undeniable. This time next year we'll probably have the definitive answer. But again, it seems that a bet on the home team is the way to go.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-231-4639, or on the SM&R Web site, www.smrinvest.com.

[GRAPHIC]

                  PREPARING FOR THE UNIQUE NEEDS OF YOUR FAMILY

SM&R ALGER TECHNOLOGY FUND

MANAGER COMMENTARY

INVESTMENT OBJECTIVE

The SM&R Alger Technology Fund seeks to achieve long-term capital appreciation. The Fund normally invests at least 80% of its total assets in the equity securities of companies principally engaged in offering, using, or developing products, processes, or services that will provide or benefit significantly from technological advances or improvements. During the recent fiscal year, the management of the Fund remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock philosophy and the inherent technology focus of the Fund were of benefit during a period in which growth outperformed value and technology stocks performed very well.

MARKET REVIEW

The twelve months ending August 31, 2003 was a solid period for equity securities across all market capitalizations and styles. While weak consumer confidence and disappointing job growth pushed stock prices lower in September of 2002, the fourth quarter of the year provided great relief from all the selling. Fueled in part by solid earnings from bellwethers like Citigroup, IBM and General Motors and a Republican sweep in the midterm elections, markets trended higher during October and November. Investor optimism was further encouraged by a larger-than-expected 50 basis point rate cut on November 6th. The positive momentum, however, came to a sudden end during the final month of the year. With escalating tensions in Iraq and North Korea, continued political turmoil in Venezuela and the highest unemployment rate in eight years, investors, once again, reversed course and began to unload their equity positions. December saw the collapse of most equity indices, with growth stocks leading the downturn.

The 2003 New Year brought with it an end to the positive momentum experienced throughout most of the fourth quarter of 2002. With the U.S. trade deficit reaching record highs, industrial production on the decline and the impending war in Iraq trumping positive economic news, equity markets trended downward during the first two months of the year. Fortunately, with the outbreak of war in March, markets reversed course and recouped some of the losses experienced in January and February. Preferring war to the pre-combat uncertainty, investors pushed most indices higher during the final month of the quarter. Mid and Large-Cap Growth Stocks lead the upturn. Despite substantial market volatility throughout the period, the Fed decided against any further rate cuts during the first quarter of 2003.

The second quarter of 2003 sustained the positive momentum experienced at the end of the first quarter, with most equity indices trending substantially higher during the three-month period. Reassured by the swift and decisive allied victory in Iraq, better-than-expected first quarter profits and rising consumer confidence, investors found good reason to get back into the Market in April and May. Stocks of all market capitalizations and styles advanced during the first two months of the quarter. Markets continued to stay out of the red in June. With a larger-than-expected jump in the index of leading economic indicators as well as a 25 basis point rate cute on June 25th, investors pushed stocks slightly higher during the final month of the quarter. Fortunately, the buying continued well into the summer. Upbeat earnings reports from tech giants such as Microsoft and Ericsson and news of higher-than-expected second quarter GDP growth helped to move most equity indices higher during July and August.

Securities Management Research, Inc.

PERFORMANCE.

The Fund's Class A shares returned 55.09%, before sales charge, during the fiscal year ended August 31, 2003, versus a 38.26% return for the Lipper Science & Technology Fund Index. Throughout the twelve-month period, the Fund benefited from an overweighting in the strong consumer discretionary sector and solid security selection within the information technology sector.

MARKET & ECONOMIC OUTLOOK

The U.S. economy appears to be headed for a very robust 2nd half of 2003, and that looks to continue into 2004. Global growth is accelerating as well. The long-stagnant Japanese economy has been showing unexpected signs of life and China's economic growth has hardly missed a beat. Some commentators have begun to refer to a "global synergy" that will see growth spurring growth. In the United States, attention will inevitably begin to turn to the election of 2004, and to the national security concerns posed by North Korea and Iraq. But absent something truly dramatic, these concerns can and, we believe, will not have much bearing on economic activity. This is the period we have been anticipating. Consumers have been carrying the lion's share of the economy; now, companies are adding that missing element. It is a potent recipe, and it means higher, faster, more sustainable growth than we have seen in over two years.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

Best Regards,

/s/ Dan Chung
/s/ Nam Hoang
Dan Chung, CFA, Portfolio Manager
Nam Hoang, CFA, Assistant Portfolio Manager
SM&R Alger Technology Fund

[CHART]

    ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER TECHNOLOGY FUND, CLASS A, AT OFFERING PRICE, AND LIPPER SCIENCE AND TECHNOLOGY
                           FUND INDEX AND THE S&P 500

                           SM&R ALGER TECHNOLOGY FUND

            ALGER TECHNOLOGY  S&P 500   LIPPER SCIENCE AND TECHNOLOGY INDEX
  9/1/2000       $ 9,497      $ 10,000                $ 10,000
 9/30/2000       $ 9,117      $  9,472                $  8,975
12/31/2000       $ 4,919      $  8,731                $  5,868
 8/31/2001       $ 3,077      $  7,561                $  3,680
 9/30/2001       $ 2,393      $  6,951                $  2,890
12/31/2001       $ 3,182      $  7,693                $  3,831
 8/30/2002       $ 1,586      $  6,201                $  2,249
 9/30/2002       $ 1,349      $  5,527                $  1,937
12/31/2002       $ 1,586      $  5,993                $  2,245
 8/30/2003       $ 2,460      $  6,949                $  3,110

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/03. Inception date of these classes is 09/01/00

SHARE    ONE      SINCE
CLASS    YEAR   INCEPTION
-------------------------
A       47.16%   (37.34)%
B       49.15%   (36.50)%

SM&R Alger Technology Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their origial cost.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SM&R ALGER TECHNOLOGY FUND

HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2003

COMMON STOCK                                           SHARES          VALUE
--------------------------------------------------------------------------------
BUSINESS SERVICES -- 1.24%
webMethods, Incorporated *                                   950   $       8,569

COMMUNICATION EQUIPMENT -- 19.19%
Advanced Fibre Communications,
  Incorporated*                                              300           6,981
Brocade Communications Systems,
  Incorporated*                                            2,950          16,638
CIENA Corporation*                                         2,400          15,600
Cisco Systems, Incorporated*                               1,125          21,544
Comverse Technology, Incorporated*                         1,075          17,727
Corning Incorporated*                                      1,600          13,200
Gemstar-TV Guide International,
Incorporated*                                              1,400           6,748
NETGEAR, Incorporated*                                       350           6,891
Nokia Corporation ADR                                        580           9,448
SeaChange International, Incorporated*                       950           9,719
Tellabs, Incorporated*                                     1,200           7,836
                                                                         132,332

COMMUNICATIONS -- 2.03%
Tekelec*                                                     800          13,984

COMPUTER RELATED & BUSINESS SERVICES -- 1.73%
Hewlett-Packard Company                                      600          11,952

COMPUTER SOFTWARE -- 1.72%
Legato Systems, Incorporated*                              1,050          11,886

COMPUTER TECHNOLOGY -- 1.35%
SINA Corporation*                                            300           9,324

COMPUTERS & PERIPHERALS -- 4.17%
Dell Computer Corporation*                                   530   $      17,294
Seagate Technology                                           300           6,903
Sun Microsystems, Incorporated*                            1,175           4,535
                                                                          28,732

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.08%
Sanmina-SCI Corporation*                                   1,600          14,368

FINANCIAL SERVICES -- 1.47%
E*TRADE Group, Incorporated*                               1,100          10,153

INTERNET & CATALOG RETAIL -- 5.75%
Amazon.com, Incorporated*                                    125           5,805
eBay Incorporated*                                           160           8,885
Netflix Incorporated*                                        750          24,998
                                                                          39,688

INTERNET SOFTWARE & SERVICES -- 8.69%
iPass Incorporated*                                          200           4,200
Keane, Incorporated*                                         900          13,257
Netegrity, Incorporated*                                     600           5,802
ValueClick, Incorporated*                                    900           8,325
WebMD Corporation*                                         1,550          15,965
Yahoo! Incorporated*                                         370          12,358
                                                                          59,907

LEISURE EQUIPMENT & PRODUCTS -- 1.09%
Leapfrog Enterprises, Incorporated (Class A)*                200           7,500

MACHINERY -- 2.39%
Broadcom Corporation (Class A)*                              600          16,488

COMMON STOCK                                           SHARES          VALUE
--------------------------------------------------------------------------------
MEDIA -- 1.97%
Spanish Broadcasting System,
Incorporated (Class A)*                                    1,750   $      13,562

SEMICONDUCTOR EQUIPMENT & PRODUCT -- 4.64%
Applied Mico Circuits Corporation*                         1,100           6,391
Rambus Incorporated*                                         450           7,497
Skyworks Solutions, Incorporated*                          1,600          18,144
                                                                          32,032

SEMICONDUCTORS -- 15.09%
Altera Corporation*                                          375           8,415
Analog Devices, Incorporated*                                200           8,200
Applied Materials, Incorporated*                           1,000          21,600
Intel Corporation                                            540          15,455
RF Micro Devices, Incorporated*                            1,800          15,876
Teradyne, Incorporated*                                    1,000          17,830
Texas Instruments Incorporated                               700          16,695
                                                                         104,071

SOFTWARE -- 14.00%
Amdocs Limited*                                              450          10,071
BEA Systems, Incorporated*                                 1,050          14,228
Microsoft Corporation                                      1,020          27,050
PeopleSoft, Incorporated*                                    700          12,670
Synopsys, Incorporated*                                      300          20,463
VERITAS Software Corporation*                                350          12,068
                                                                          96,550

SPECIALTY RETAIL -- 1.26%
TJX Companies, Incorporated (The)                            400   $       8,664

TOTAL COMMON STOCK -- 89.86%
(Cost $505,489)                                                          619,762

CASH EQUIVALENTS
SM&R Money Market Fund, 0.52% (a)                         78,593          78,593

TOTAL CASH EQUIVALENTS -- 11.39%
(Cost $78,593)                                                            78,593

TOTAL INVESTMENTS -- 101.25%
(Cost $584,082)                                                          698,355

LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.25)%
                                                                          (8,636)

NET ASSETS -- 100.00%                                              $     689,719
                                                                   =============

ABBREVIATIONS
ADR - American Depository Receipt
* Non-income producing securities

Notes to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2003. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Technology Fund are affiliated by having the same investment adviser.

See notes to financial statements.

SM&R ALGER TECHNOLOGY FUND

FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2003

ASSETS
Investment in securities, at value (Cost $584,082)            $      698,355
Receivable for:
  Capital stock sold                                                     125
  Dividends                                                               11
  Expense reimbursement                                                3,439
  TOTAL ASSETS                                                       701,930

LIABILITIES
Accrued:
  Investment advisory fee                                                730
  Service fee                                                            135
  Distribution fee                                                       913
Other liabilities                                                     10,433
TOTAL LIABILITIES                                                     12,211
NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                 $      689,719

NET ASSETS:
Class A                                                       $      449,337
Class B                                                       $      240,382
  TOTAL NET ASSETS                                            $      689,719

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                     100,000,000
  Outstanding                                                        173,506
Class B:
  Authorized                                                     100,000,000
  Outstanding                                                         90,911
Class A:
  Net asset value and redemption price per share              $         2.59
  Offering price per share: (Net Assets value of $2.59/95%)   $         2.73
Class B:
  Net asset value and offering price per share                $         2.64

STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 2003

INVESTMENT INCOME
Dividends                                                     $          865
Interest                                                                 275
  TOTAL INVESTMENT INCOME                                              1,140

EXPENSES
Investment advisory fees                                               6,010
Service fees                                                           1,113
Professional fees                                                      4,530
Custody and transaction fees                                          13,194
Directors' fees                                                        9,024
Qualification fees                                                    17,117
Shareholder reporting expenses                                         1,396
Distribution fees                                                      2,617
Insurance expense                                                        499
Other expenses                                                             9
  TOTAL EXPENSES                                                      55,509
  LESS EXPENSES REIMBURSED                                           (45,131)
  NET EXPENSES                                                        10,378
  INVESTMENT LOSS -- NET                                              (9,238)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                      66,153
Change in unrealized appreciation of investments for the year        170,622
NET GAIN ON INVESTMENTS                                              236,775
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $      227,537

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

                                                        YEAR ENDED AUGUST 31,
                                                         2003           2002
                                                    ----------------------------
Investment loss--net                                $     (9,238)  $     (32,896)
Net realized gain (loss) on investments                   66,153        (214,084)
Change in unrealized appreciation                        170,622             862
Net increase (decrease) in net assets resulting
  from operations                                        227,537        (246,118)

CAPITAL SHARE TRANSACTIONS -- NET
Class A                                                  152,839          53,340
Class B                                                   27,815         161,747
  TOTAL NET CAPITAL SHARE TRANSACTIONS                   180,654         215,087
TOTAL INCREASE (DECREASE)                                408,191         (31,031)

NET ASSETS
Beginning of year                                        281,528         312,559
End of year                                         $    689,719   $     281,528

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        CLASS A SHARES                              CLASS B SHARES
                                             --------------------------------------     ------------------------------------------
                                                     YEAR ENDED AUGUST 31,                       YEAR ENDED AUGUST 31,
                                               2003(1)       2002(4)        2001         2003(1)         2002(4)           2001
                                             --------------------------------------     ------------------------------------------
Net Asset Value, Beginning of Year           $     1.67    $     3.24    $    10.00     $     1.68     $      3.25     $     10.00
Investment income (loss) -- net                   (0.04)        (0.20)        (0.37)         (0.05)          (0.19)          (0.24)
Net realized and unrealized gain
  (loss) on investments                            0.96         (1.37)        (6.39)          1.01           (1.38)          (6.51)
                                             --------------------------------------     ------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                   0.92         (1.57)        (6.76)          0.96           (1.57)          (6.75)

                                             --------------------------------------     ------------------------------------------
Net Asset Value, End of Year                 $     2.59    $     1.67    $     3.24     $     2.64     $      1.68     $      3.25
                                             ======================================     ==========================================
  TOTAL RETURN (2)                                55.09%       (48.46)%      (67.60)%        57.14%         (48.31)%        (67.50)%
                                             ======================================     ==========================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year                      $  449,337    $  150,553    $  230,327     $  240,382     $   130,975     $    82,232
Ratio of expenses with reimbursement to
  average net assets (3)                           2.10%         8.51%        10.97%          2.75%           9.42%          14.71%
Ratio of expenses without reimbursement to
  average net assets                              11.46%        12.19%        10.97%         14.16%          14.23%          14.71%
Ratio of net investment loss
  to average net assets                           (1.84)%       (8.30)%      (10.32)%        (2.48)%         (9.22)%        (14.21)%
Portfolio turnover rate                          291.66%       301.01%       440.50%        291.66%         301.01%         440.50%

(1) Per share information has been calculated using the average number of shares outstanding.
(2)  Does not include the effect of sales charge.
(3) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 2.10% for Class A and 2.75% for Class B.
(4) Per share information has been restated to reflect certain reclassifications.

See notes to financial statements.

SM&R ALGER AGGRESSIVE GROWTH FUND

MANAGER COMMENTARY

INVESTMENT OBJECTIVE

The SM&R Alger Aggressive Growth Fund seeks to achieve long-term capital appreciation. The Fund normally invests at least 85% of its total assets in the equity securities of companies listed on U.S. exchanges or in the over-the-counter market. During the recent fiscal year, the management of the Fund remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock philosophy was of benefit during a period in which growth outperformed value.

MARKET REVIEW

The twelve months ending August 31, 2003 was a solid period for equity securities across all market capitalizations and styles. While weak consumer confidence and disappointing job growth pushed stock prices lower in September of 2002, the fourth quarter of the year provided great relief from all the selling. Fueled in part by solid earnings from bellwethers like Citigroup, IBM and General Motors and a Republican sweep in the midterm elections, markets trended higher during October and November. Investor optimism was further encouraged by a larger-than-expected 50 basis point rate cut on November 6th. The positive momentum, however, came to a sudden end during the final month of the year. With escalating tensions in Iraq and North Korea, continued political turmoil in Venezuela and the highest unemployment rate in eight years, investors, once again, reversed course and began to unload their equity positions. December saw the collapse of most equity indices, with growth stocks leading the downturn.

The 2003 New Year brought with it an end to the positive momentum experienced throughout most of the fourth quarter of 2002. With the U.S. trade deficit reaching record highs, industrial production on the decline and the impending war in Iraq trumping positive economic news, equity markets trended downward during the first two months of the year. Fortunately, with the outbreak of war in March, markets reversed course and recouped some of the losses experienced in January and February. Preferring war to the pre-combat uncertainty, investors pushed most indices higher during the final month of the quarter. Mid and Large-Cap Growth Stocks lead the upturn. Despite substantial market volatility throughout the period, the Fed decided against any further rate cuts during the first quarter of 2003.

The second quarter of 2003 sustained the positive momentum experienced at the end of the first quarter, with most equity indices trending substantially higher during the three-month period. Reassured by the swift and decisive allied victory in Iraq, better-than-expected first quarter profits and rising consumer confidence, investors found good reason to get back into the Market in April and May. Stocks of all market capitalizations and styles advanced during the first two months of the quarter. Markets continued to stay out of the red in June. With a larger-than-expected jump in the index of leading economic indicators as well as a 25 basis point rate cute on June 25th, investors pushed stocks slightly higher during the final month of the quarter. Fortunately, the buying continued well into the summer. Upbeat earnings reports from tech giants such as Microsoft and Ericsson and news of higher-than-expected second quarter GDP growth helped to move most equity indices higher during July and August.

PERFORMANCE

The Fund's Class A shares returned 16.98%, before sales charge, during the fiscal year ended August 31, 2003, versus a 12.07% return for the S&P 500 Index. The Lipper Multi-Cap Growth Index returned 21.15% over the same time period. The Fund benefited from solid security selection in the healthcare and financials sectors and an overweighting in the strong consumer discretionary sector in beating the S&P 500 benchmark.

MARKET & ECONOMIC OUTLOOK

The U.S. economy appears to be headed for a very robust 2nd half of 2003, and that looks to continue into 2004. Global growth is accelerating as well. The long-stagnant Japanese economy has been showing unexpected signs of life and China's economic growth has hardly missed a beat. Some commentators have begun to refer to a "global synergy" that will see growth spurring growth. In the United States, attention will inevitably begin to turn to the election of 2004, and to the national security concerns posed by North Korea and Iraq. But absent something truly dramatic, these concerns can and, we believe, will not have much bearing on economic activity. This is the period we have been anticipating. Consumers have been carrying the lion's share of the economy; now, companies are adding that missing element. It is a potent recipe, and it means higher, faster, more sustainable growth than we have seen in over two years.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe


Best Regards,

/s/ David Hyun
David Hyun, CFA, Portfolio Manager
SM&R Alger Aggressive Growth Fund

[CHART]

    ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER AGGRESSIVE GROWTH FUND, CLASS A, AT OFFERING PRICE, AND LIPPER MULTI-CAP GROWTH
                              INDEX AND THE S&P 500

                        SM&R ALGER AGGRESSIVE GROWTH FUND

               ALGERAGG GROWTH        S&P 500      LIPPER MULTI-CAP GROWTH INDEX
  9/1/2000         $ 9,497           $ 10,000               $ 10,000
 9/30/2000         $ 9,136           $  9,472               $  9,237
12/31/2000         $ 6,809           $  8,731               $  7,528
 8/31/2001         $ 5,613           $  7,561               $  5,579
 9/30/2001         $ 5,128           $  6,951               $  5,018
12/31/2001         $ 5,727           $  7,693               $  5,731
 8/30/2002         $ 4,027           $  6,201               $  3,390
 9/30/2002         $ 3,837           $  5,527               $  3,127
12/31/2002         $ 3,751           $  5,993               $  3,312
 8/30/2003         $ 4,711           $  6,949               $  4,107

AVERAGE ANNUAL RETURN
Includes maximum sales charge through 8/31/03. Inception date of these classes is 09/10/00

SHARE            ONE           SINCE
CLASS            YEAR          INCEPTION
----------------------------------------
A               11.21%          (22.19)%
B               10.43%          (22.12)%

SM&R Alger Aggressive Growth Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SM&R ALGER AGGRESSIVE GROWTH FUND

HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2002

COMMON STOCK                                              SHARES       VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 1.95%
United Technologies Corporation                               350   $     28,088

BIO TECHNOLOGY -- 6.17%
Amgen Incorporated*                                           450         29,655
Genetech, Incorporated*                                       400         31,760
ImClone Systems Incorporated*                                 200          8,406
Invitrogen Corporation*                                       150          8,650
QLT Incorporated*                                             750         10,185
                                                                          88,656

CAPITAL MARKETS -- 0.59%
T. Rowe Price Group Incorporated                              200          8,500

COMMERCIAL BANKS -- 2.40%
Mellon Financial Corporation                                1,100         34,485

COMMERCIAL SERVICES & SUPPLIES -- 1.11%
Apollo Group, Incorporated (Class A)*                         250         16,017

COMMUNICATION EQUIPMENT -- 6.83%
CIENA Corporation*                                          3,600         23,400
Cisco Systems, Incorporated*                                2,050         39,258
Comverse Technology, Incorporated*                          1,350         22,261
Corning Incorporated*                                       1,600         13,200
                                                                          98,119

COMPUTER RELATED & BUSINESS SERVICES -- 1.95%
EMC Corporation*                                            2,200         28,050

COMPUTERS & PERIPHERALS -- 0.79%
Dell Computer Corporation*                                    350         11,420

CONSUMER FINANCE -- 1.58%
Capital One Financial Corporation                             425         22,695

DIVERSIFIED FINANCIALS -- 2.26%
Citigroup, Incorporated                                       750         32,513

ENERGY EQUIPMENT & SERVICES -- 4.05%
Halliburton Company                                           650   $     15,717
Smith International, Incorporated*                            600         23,454
Transocean Incorporated*                                      900         19,008
                                                                          58,179

FINANCIAL SERVICES -- 1.64%
Bank of New York Company, Incorporated (The)                  800         23,536

FOOD & STAPLES RETAILING -- 2.61%
Wal-Mart Stores, Incorporated                                 635         37,573

HEALTH CARE EQUIPMENT & SUPPLIES -- 4.30%
Alcon, Incorporated                                           150          7,837
Boston Scientific Corporation*                                540         32,454
Varian Medical Systems, Incorporated*                         200         11,170
Zimmer Holdings, Incorporated*                                200         10,348
                                                                          61,809

HEALTH CARE FACILITIES -- 1.72%
Medtronic, Incorporated                                       500         24,790

HEALTH CARE PROVIDER & SERVICES -- 1.55%
Health Management Associates, Incorporated (Class A)        1,000         22,280

INDUSTRIAL CONGLOMERATES -- 3.50%
General Electric Company                                    1,700         50,269

INSURANCE -- 1.04%
American International Group, Incorporated                    250         14,893

INTERNET & CATALOG RETAIL -- 3.09%
eBay Incorporated*                                            400         22,212
InterActiveCorp*                                              600         22,206
                                                                          44,418

COMMON STOCK                                              SHARES       VALUE
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 2.05%
Paychex, Incorporated                                         400   $     14,400
Yahoo! Incorporated*                                          450         15,030
                                                                          29,430

LEISURE & ENTERTAINMENT -- 1.03%
International Game Technology*                                575         14,858

MACHINERY -- 2.96%
Broadcom Corporation (Class A)*                             1,550         42,594

MEDIA -- 6.88%
AOL Time Warner Incorporated*                               2,500         40,900
General Motors Corporation (Class H)*                       1,050         15,687
Monster Worldwide Incorporated*                               500         13,660
Walt Disney Company (The)                                   1,400         28,700
                                                                          98,947

MEDICAL SERVICES -- 2.78%
Gilead Sciences, Incorporated*                                600         40,020

PHARMACEUTICALS -- 7.96%
Allergan, Incorporated                                        200         15,892
Barr Laboratories, Incorporated*                              525         35,527
Mylan Laboratories Incorporated                               500         18,200
Pfizer, Incorporated                                          710         21,243
Teva Pharmaceutical Industries LTD ADR                        400         23,485
                                                                         114,347

RETAILING -- 2.05%
Gap, Incorporated (The)                                     1,400         29,246

SEMICONDUCTORS -- 7.82%
Intel Corporation                                             800         22,896
Intersil Corporation (Class A)*                               500         14,565
Micron Technology, Incorporated*                            2,100         30,156
National Semiconductor Corporation*                           550         16,027
Novellus Systems, Incorporated*                               300         11,988
Texas Instruments Incorporated                                700         16,695
                                                                         112,327

SOFTWARE -- 10.20%
BEA Systems, Incorporated*                                  2,800   $     37,940
Microsoft Corporation                                       2,550         67,626
Oracle Corporation*                                           700          8,946
PeopleSoft, Incorporated*                                   1,200         21,720
VERITAS Software Corporation*                                 300         10,344
                                                                         146,576

SPECIALTY RETAIL -- 3.21%
Abercrombie & Fitch Company (Class A)*                        600         18,264
Home Depot, Incorporated (The)                                500         16,080
Pacific Sunwear of California, Incorporated*                  350         11,830
                                                                          46,174

WIRELESS TELECOMMUNICATION SERVICES -- 1.41%
Nextel Communications, Incorporated (Class A)*              1,050         20,244

TOTAL COMMON STOCK -- 97.48%
(Cost $1,218,310)                                                      1,401,053

CASH EQUIVALENTS
SM&R Money Market Fund, 0.52% (a)                          55,815         55,815

TOTAL CASH EQUIVALENTS -- 3.88%
(Cost $55,815)                                                            55,815

TOTAL INVESTMENTS -- 101.36%
(Cost $1,274,125)                                                      1,456,868

LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.36)%
                                                                         (19,508)

NET ASSETS -- 100.00%                                               $  1,437,360
                                                                    ============

ABBREVIATIONS
ADR - American Depository Receipt
* Non-income producing securities

Notes to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2003. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Aggressive Growth Fund are affiliated by having the same investment adviser.

See notes to financial statements.

SM&R ALGER AGGRESSIVE GROWTH FUND

FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2003

ASSETS
Investment in securities, at value (Cost $1,274,125)              $    1,456,868
Receivable for:
  Capital stock sold                                                         100
  Dividends                                                                  529
  Expense reimbursement                                                    4,757
      TOTAL ASSETS                                                     1,462,254

LIABILITIES
Investment securities purchased                                            7,885
Capital stock reacquired                                                   2,654
Accrued:
  Investment advisory fee                                                  1,239
  Service fee                                                                295
  Distribution fee                                                         1,066
Other liabilities                                                         11,755
TOTAL LIABILITIES                                                         24,894
NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                     $    1,437,360

NET ASSETS:
Class A                                                           $      994,871
Class B                                                           $      442,489
  TOTAL NET ASSETS                                                $    1,437,360

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                         100,000,000
  Outstanding                                                            200,513
Class B:
  Authorized                                                         100,000,000
  Outstanding                                                             90,924
Class A:
  Net asset value and redemption price per share                  $         4.96
  Offering price per share:
      (Net Assets value of $4.96/95%)                             $         5.22
Class B:
  Net asset value and offering price per share                    $         4.87

STATEMENT OF OPERATIONS
Year Ended August 31, 2003

INVESTMENT INCOME
Dividends                                                         $        5,930
Interest                                                                     812
  TOTAL INVESTMENT INCOME                                                  6,742

EXPENSES
Investment advisory fees                                                  12,220
Service fees                                                               2,910
Professional fees                                                          4,530
Custody and transaction fees                                              14,152
Directors' fees                                                            9,024
Qualification fees                                                        17,776
Shareholder reporting expenses                                             2,583
Distribution fees                                                          6,366
Insurance expenses                                                         1,056
Other expenses                                                                 9
  TOTAL EXPENSES                                                          70,626
  LESS EXPENSES REIMBURSED                                               (46,885)
  NET EXPENSES                                                            23,741
  INVESTMENT LOSS -- NET                                                 (16,999)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                         (52,512)
 Change in unrealized appreciation
   of investments for the year                                           275,926
NET GAIN ON INVESTMENTS                                                  223,414
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $      206,415

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

                                                         YEAR ENDED AUGUST 31,
                                                         2003            2002
                                                   -------------------------------
Investment loss--net                               $      (16,999)  $      (42,549)
Net realized loss
  on investments                                          (52,512)        (274,138)
Change in unrealized
  appreciation (depreciation)                             275,926          (39,028)
Net increase (decrease)
  in net assets resulting
  from operations                                         206,415         (355,715)

CAPITAL SHARE TRANSACTIONS -- NET
Class A                                                   181,817          408,251
Class B                                                    53,892          224,656
  Total net capital
    share transactions                                    235,709          632,907
  TOTAL INCREASE                                          442,124          277,192

NET ASSETS
Beginning of year                                         995,236          718,044
End of year                                        $    1,437,360   $      995,236

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

                                                                   CLASS A SHARES                      CLASS B SHARES
                                                     ------------------------------------   ------------------------------------
                                                             YEAR ENDED AUGUST 31,                  YEAR ENDED AUGUST 31,
                                                       2003(1)      2002(4)       2001        2003(1)      2002(4)       2001
                                                     ------------------------------------   ------------------------------------
Net Asset Value,
  Beginning of Year                                  $     4.24   $     5.91   $    10.00   $     4.19   $     5.89   $    10.00
Investment income
  (loss) -- net                                           (0.06)       (0.17)       (0.25)       (0.08)       (0.21)       (0.18)
Net realized and unrealized
  gain (loss) on investments                               0.78        (1.50)       (3.84)        0.76        (1.49)       (3.93)
                                                     ------------------------------------   ------------------------------------
TOTAL FROM
  INVESTMENT OPERATIONS                                    0.72        (1.67)       (4.09)        0.68        (1.70)       (4.11)

                                                     ------------------------------------   ------------------------------------
Net Asset Value, End of Year                         $     4.96   $     4.24   $     5.91   $     4.87   $     4.19   $     5.89
                                                     ====================================   ====================================
  TOTAL RETURN (2)                                        16.98%      (28.26)%     (40.90)%      16.23%      (28.86)%     (41.10)%
                                                     ====================================   ====================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year                              $  994,871   $  666,982   $  487,497   $  442,489   $  328,254   $  230,547
Ratio of expenses with
  reimbursement to
  average net assets (3)                                   1.85%        4.48%        6.85%        2.50%        5.56%        7.25%
Ratio of expenses without
  reimbursement to
  average net assets                                       5.52%        6.01%        6.85%        7.36%        7.78%        7.25%
Ratio of net investment loss
  to average net assets                                   (1.27)%      (3.99)%      (5.59)%      (1.91)%      (5.08)%      (6.12)%
Portfolio turnover rate                                  179.56%      177.62%       70.58%      179.56%      177.62%       70.58%

(1) Per share information has been calculated using the average number of shares outstanding.
(2)  Does not include the effect of sales charge.
(3) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 1.85% for Class A and 2.50% for Class B.
(4) Per share information has been restated to reflect certain reclassifications.

See notes to financial statements.

SM&R ALGER SMALL-CAP FUND

MANAGER COMMENTARY

INVESTMENT OBJECTIVE

The SM&R Alger Small-Cap Fund seeks to achieve long-term capital appreciation. The Fund normally invests at least 80% of its total assets in the equity securities of small-capitalization companies listed on U.S. exchanges or in the over-the-counter market. A small capitalization company is one that has a market capitalization within the range of companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index. During the recent fiscal year, the management of the Fund remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock philosophy was of benefit during a period in which growth outperformed value.

MARKET REVIEW

The twelve months ending August 31, 2003 was a solid period for equity securities across all market capitalizations and styles. While weak consumer confidence and disappointing job growth pushed stock prices lower in September of 2002, the fourth quarter of the year provided great relief from all the selling. Fueled in part by solid earnings from bellwethers like Citigroup, IBM and General Motors and a Republican sweep in the midterm elections, markets trended higher during October and November. Investor optimism was further encouraged by a larger-than-expected 50 basis point rate cut on November 6th. The positive momentum, however, came to a sudden end during the final month of the year. With escalating tensions in Iraq and North Korea, continued political turmoil in Venezuela and the highest unemployment rate in eight years, investors, once again, reversed course and began to unload their equity positions. December saw the collapse of most equity indices, with growth stocks leading the downturn.

The 2003 New Year brought with it an end to the positive momentum experienced throughout most of the fourth quarter of 2002. With the U.S. trade deficit reaching record highs, industrial production on the decline and the impending war in Iraq trumping positive economic news, equity markets trended downward during the first two months of the year. Fortunately, with the outbreak of war in March, markets reversed course and recouped some of the losses experienced in January and February. Preferring war to the pre-combat uncertainty, investors pushed most indices higher during the final month of the quarter. Mid and Large-Cap Growth Stocks lead the upturn. Despite substantial market volatility throughout the period, the Fed decided against any further rate cuts during the first quarter of 2003.

The second quarter of 2003 sustained the positive momentum experienced at the end of the first quarter, with most equity indices trending substantially higher during the three-month period. Reassured by the swift and decisive allied victory in Iraq, better-than-expected first quarter profits and rising consumer confidence, investors found good reason to get back into the Market in April and May. Stocks of all market capitalizations and styles advanced during the first two months of the quarter. Markets continued to stay out of the red in June. With a larger-than-expected jump in the index of leading economic indicators as well as a 25 basis point rate cute on June 25th, investors pushed stocks slightly higher during the final month of the quarter. Fortunately, the buying continued well into the summer. Upbeat earnings reports from tech giants such as Microsoft and Ericsson and news of higher-than-expected second quarter GDP growth helped to move most equity indices higher during July and August.

PERFORMANCE.

The Fund's Class A shares returned 26.10%, before sales charge, during the fiscal year ended August 31, 2003, versus a 31.11% return for the Lipper Small-Cap Growth Index. The Fund benefited from strong security selection in the consumer discretionary sector, but was hurt by poor performing information technology stocks.

MARKET & ECONOMIC OUTLOOK

The U.S. economy appears to be headed for a very robust 2nd half of 2003, and that looks to continue into 2004. Global growth is accelerating as well. The long-stagnant Japanese economy has been showing unexpected signs of life and China's economic growth has hardly missed a beat. Some commentators have begun to refer to a "global synergy" that will see growth spurring growth. In the United States, attention will inevitably begin to turn to the election of 2004, and to the national security concerns posed by North Korea and Iraq. But absent something truly dramatic, these concerns can and, we believe, will not have much bearing on economic activity. This is the period we have been anticipating. Consumers have been carrying the lion's share of the economy; now, companies are adding that missing element. It is a potent recipe, and it means higher, faster, more sustainable growth than we have seen in over two years.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and


Best Regards,

/s/Jill Greenwald
Jill Greenwald, CFA, Portfolio Manager
SM&R Alger Small-Cap Fund

[CHART]

    ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER SMALL-CAP FUND, CLASS A, AT OFFERING PRICE, AND LIPPER SMALL-CAP GROWTH INDEX
                                 AND THE S&P 500

                               SM&R ALGER SMALL CAP FUND

                 ALGER SM-CAP         S&P 500      LIPPER SMALL-CAP GROWTH INDEX
  9/1/2000        $    9,497         $ 10,000               $  10,000
 9/30/2000        $    9,488         $  9,472               $   9,505
12/31/2000        $    7,864         $  8,731               $   7,940
 8/31/2001        $    5,261         $  7,561               $   6,676
 9/30/2001        $    4,616         $  6,951               $   5,634
12/31/2001        $    5,508         $  7,693               $   6,928
 8/30/2002        $    4,112         $  6,201               $   5,049
 9/30/2002        $    3,808         $  5,527               $   4,743
12/31/2002        $    3,998         $  5,993               $   5,001
 8/30/2003        $    5,185         $  6,949               $   6,619

AVERAGE ANNUAL RETURN
Includes maximum sales charge through 8/31/03. Inception date of these classes is 09/01/00

SHARE        ONE          SINCE
CLASS        YEAR         INCEPTION
-----------------------------------
A          19.74%          (19.66)%
B          20.22%          (19.05)%

SM&R Alger Small-Cap Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SM&R ALGER SMALL-CAP FUND

HOLDINGS

SCHEDULE OF INVESTMENTS  August 31, 2003

COMMON STOCK                                              SHARES        VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 1.01%
Alliant Techsystems Incorporated*                             230   $     11,716

AIR FREIGHT & LOGISTICS -- 1.52%
Pacer International, Incorporated*                            890         17,711

BEVERAGES -- 1.06%
Constellation Brands, Incorporated (Class A)*                 430         12,363

BIO TECHNOLOGY -- 3.86%
Alkermes, Incorporated*                                     1,300         14,963
Gen-Probe Incorporated*                                       150          9,486
QLT Incorporated*                                             800         10,864
Telik, Incorporated*                                          500          9,590
                                                                          44,903

BROADCASTING -- 0.70%
Radio One, Incorporated (Class A)*                            490          8,163

BUSINESS SERVICES -- 1.59%
Rent-A-Center, Incorporated*                                  230         18,485

CAPITAL MARKETS -- 1.15%
Jefferies Group, Incorporated                                 450         13,365

COMMERCIAL BANKS -- 4.84%
BankAtlantic Bancorp, Incorporated                            850         12,597
First Niagra Financial Group, Incorporated                    550          8,267
Southwest Bancorporation of Texas,
  Incorporated                                                250          9,240
UCBH Holdings, Incorporated                                   650         20,793
Westcorp                                                      150          5,337
                                                                          56,234

COMMERCIAL SERVICES & SUPPLIES -- 3.38%
Corinthian Colleges, Incorporated*                            310   $     17,840
Education Management Corporation*                             350         21,406
                                                                          39,246

COMMUNICATION EQUIPMENT -- 5.96%
Advanced Fibre Communications,
  Incorporated*                                               550         12,799
Comverse Technology, Incorporated*                          1,150         18,963
Enterasys Networks, Incorporated*                           2,350         13,559
NetScreen Technologies, Incorporated*                         500         11,965
Power Integrations, Incorporated*                             370         11,907
                                                                          69,193

COMMUNICATIONS -- 1.13%
Tekelec*                                                      750         13,110

COMPUTER RELATED & BUSINESS SERVICES -- 1.72%
Maxtor Corporation*                                         1,750         20,003

COMPUTER SOFTWARE -- 2.42%
Borland Software Corporation*                                 425          4,033
Hyperion Solutions Corporation*                               250          8,245
Legato Systems, Incorporated*                               1,400         15,848
                                                                          28,126

COMPUTER TECHNOLOGY -- 1.47%
SINA Corporation*                                             300          9,324
Verity, Incorporated*                                         650          7,748
                                                                          17,072

COMMON STOCK                                              SHARES        VALUE
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 1.07%
Avid Technology, Incorporated*                                250   $     12,412

DIVERSIFIED FINANCIALS -- 2.96%
Affiliated Managers Group, Incorporated*                      300         20,340
CapitalSource Incorporated*                                   100          1,760
Doral Financial Corporation                                   300         12,315
                                                                          34,415

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.47%
Benchmark Electronics, Incorporated*                          380         16,864
FLIR Systems, Incorporated*                                   450         11,817
                                                                          28,681

ELECTRONICS -- 1.15%
OmniVision Technologies, Incorporated*                        300         13,317

ENERGY EQUIPMENT & SERVICES -- 1.09%
Cooper Cameron Corporation*                                   260         12,626

FOODS & BEVERAGES -- 1.04%
American Italian Pasta Company (Class A)*                     290         12,099

HEALTH CARE -- 1.33%
ALARIS Medical Systems, Incorporated*                         900         15,435

HEALTH CARE EQUIPMENT & SUPPLIES -- 1.63%
VISX, Incorporated*                                           650         13,013
Wilson Greatbatch Technologies, Incorporated*                 150          5,936
                                                                          18,949

HEALTH CARE FACILITIES -- 0.96%
Cytyc Corporation*                                            850   $     11,118

HEALTH CARE PROVIDER & SERVICES -- 5.18%
Kindred Healthcare, Incorporated*                             200          6,550
LifePoint Hospitals, Incorporated*                            650         18,726
Mid Atlantic Medical Services, Incorporated*                  360         17,662
VCA Antech, Incorporated*                                     750         17,280
                                                                          60,218

HOTELS, RESTAURANTS & LEISURE -- 4.89%
Alliance Gaming Corporation*                                  820         18,475
Applebee's International, Incorporated                        357         11,474
P.F. Chang's China Bistro, Incorporated*                      200          9,300
Station Casinos, Incorporated*                                590         17,552
                                                                          56,801

INFORMATION TECHNOLOGY SERVICES -- 3.60%
Alliance Data Systems Corporation*                            450         13,320
BISYS Group, Incorporated  (The)*                             810         14,864
ManTech International Corporation (Class A)*                  600         13,698
                                                                          41,882

INSURANCE -- 1.79%
Arch Capital Group LTD*                                       320         10,880
W.R. Berkley Corporation                                      300          9,924
                                                                          20,804

COMMON STOCK                                            SHARES         VALUE
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 3.78%
Digital Insight Corporation*                                  650   $     15,567
Netegrity, Incorporated*                                      900          8,703
Overture Services, Incorporated*                              400          9,972
ValueClick, Incorporated*                                   1,050          9,713
                                                                          43,955

LEISURE EQUIPMENT & PRODUCTS -- 1.78%
Leapfrog Enterprises, Incorporated
  (Class A)*                                                  550         20,625

MACHINERY -- 2.54%
Actuant Corporation (Class A)*                                300         15,447
Pentair, Incorporated                                         330         14,124
                                                                          29,571

MEDIA -- 2.58%
Media General, Incorporated (Class A)                         225         13,637
Monster Worldwide Incorporated*                               600         16,392
                                                                          30,029

MEDICAL DEVICES -- 1.32%
Wright Medical Group, Incorporated*                           620         15,283

MEDICAL SERVICES -- 0.84%
Fisher Scientific International Incorporated*                 250          9,805

OIL & GAS -- 2.32%
Noble Energy, Incorporated                                    240          9,502
Pogo Producing Company                                        380         17,465
                                                                          26,967

PHARMACEUTICALS -- 5.56%
Angiotech Pharmaceuticals, Incorporated*                      350   $     15,050
Pharmaceuticals Resources, Incorporated*                      295         16,502
SICOR Incorporated *                                          850         16,872
Taro Pharmaceutical Industries LTD*                           300         16,197
                                                                          64,621

RAILROADS -- 1.75%
Hunt (J.B.) Transport Services, Incorporated*                 410         20,377

RETAILING -- 0.37%
Autobytel Incorporated*                                       500          4,255

SEMICONDUCTORS -- 6.10%
Fairchild Semiconductor Corporation
  (Class A)*                                                  750         13,275
Integrated Circuit Systems, Incorporated*                     340         11,737
International Rectifier Corporation*                          390         16,220
Photronics, Incorporated*                                     500         12,145
Varian Semiconductor Equipment
  Associates, Incorporated*                                   430         17,445
                                                                          70,822

SOFTWARE -- 3.59%
Business Objects S.A. ADR*                                    530         14,326
Documentum, Incorporated*                                     450          9,234
Fair Isaac Corporation                                        310         18,166
                                                                          41,726

COMMON STOCK                                            SHARES         VALUE
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 3.44%
Aeropostale, Incorporated*                                    200   $      5,614
AnnTaylor Stores Corporation*                                 585         19,890
PETCO Animal Supplies, Incorporated*                          450         14,445
                                                                          39,949

TEXTILES, APPAREL & LUXURY GOODS -- 0.86%
Quicksilver, Incorporated*                                    550          9,983

TOTAL COMMON STOCK -- 97.80%
(Cost $889,735)                                                        1,136,415

CASH EQUIVALENTS
SM&R Money Market Fund, 0.52% (a)                          13,764         13,764

TOTAL CASH EQUIVALENTS -- 1.19%
(Cost $13,764)                                                            13,764

TOTAL INVESTMENTS -- 98.99%
(Cost $903,499)                                                        1,150,179

CASH AND OTHER ASSETS, LESS LIABILITIES  -- 1.01%
                                                                          11,776

NET ASSETS -- 100.00%                                               $  1,161,955
                                                                    ============

ABBREVIATIONS
ADR - American Depository Receipt
* Non-income producing securities

Notes to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2003. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Small-Cap Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS & LIABILITIES
August 31, 2003

ASSETS
Investment in securities, at value (Cost $903,499)                 $   1,150,179
Receivable for:
  Investment security sold                                                36,969
  Capital stock sold                                                          50
  Dividends                                                                  228
  Expense reimbursement                                                    4,693
  TOTAL ASSETS                                                         1,192,119

LIABILITIES
Investment securities purchased                                           15,718
Accrued:
  Investment advisory fee                                                    931
  Service fee                                                                233
  Distribution fee                                                         2,373
Other liabilities                                                         10,909
TOTAL LIABILITIES                                                         30,164
NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                      $   1,161,955

NET ASSETS:
Class A                                                            $     789,625
Class B                                                            $     372,330
  Total Net Assets                                                 $   1,161,955

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                         100,000,000
  Outstanding                                                            144,496
Class B:
  Authorized                                                         100,000,000
  Outstanding                                                             68,129
Class A:
Net asset value and redemption price per share                     $        5.46
  Offering price per share: (Net Assets value of $5.46/95%)        $        5.75
Class B:
Net asset value and offering price per share                       $        5.47

STATEMENT OF OPERATIONS
Year Ended August 31, 2003

INVESTMENT INCOME
Dividends                                                          $       1,716
Interest                                                                     473
  TOTAL INVESTMENT INCOME                                                  2,189

EXPENSES
Investment advisory fees                                                   8,580
Service fees                                                               2,145
Professional fees                                                          4,530
Custody and transaction fees                                              16,033
Directors' fees                                                            9,024
Qualification fees                                                        17,218
Shareholder reporting expenses                                             1,712
Distribution fees                                                          4,709
Insurance expenses                                                           763
Other expenses                                                                 9
  TOTAL EXPENSES                                                          64,723
  LESS EXPENSES REIMBURSED                                               (46,781)
  NET EXPENSES                                                            17,942
  INVESTMENT LOSS--NET                                                   (15,753)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                         (44,898)
Change in unrealized appreciation
  of investments for the year                                            297,253
NET GAIN ON INVESTMENTS                                                  252,355
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $     236,602

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

                                                        YEAR ENDED AUGUST 31,
                                                         2003           2002
                                                     ---------------------------
Investment loss--net                                 $    (15,753)  $    (38,217)
Net realized loss on investments                          (44,898)       (99,481)
Change in unrealized appreciation (depreciation)          297,253        (20,128)
Net increase (decrease) in net assets resulting
  from operations                                         236,602       (157,826)

CAPITAL SHARE TRANSACTIONS -- NET
Class A                                                   192,711        239,983
Class B                                                    88,975         94,722
  Total net capital share transactions                    281,686        334,705
  TOTAL INCREASE                                          518,288        176,879

NET ASSETS
Beginning of year                                         643,667        466,788
End of year                                          $  1,161,955   $    643,667

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

                                                        CLASS A SHARES                            CLASS B SHARES
                                            --------------------------------------    --------------------------------------
                                                     YEAR ENDED AUGUST 31,                     YEAR ENDED AUGUST 31,
                                              2003(1)     2002(1)(4)       2001         2003(1)     2002(1)(4)       2001
                                            --------------------------------------    --------------------------------------
Net Asset Value, Beginning of Year          $     4.33    $     5.54    $    10.00    $     4.32    $     5.65    $    10.00
Investment income (loss)--net                    (0.07)        (0.32)        (0.55)        (0.10)        (0.41)        (0.37)
Net realized and unrealized gain (loss)
  on investments                                  1.20         (0.89)        (3.91)         1.25         (0.92)        (3.98)
                                            --------------------------------------    --------------------------------------
Total from Investment Operations                  1.13         (1.21)        (4.46)         1.15         (1.33)        (4.35)

                                            --------------------------------------    --------------------------------------
Net Asset Value, End of Year                $     5.46    $     4.33    $     5.54    $     5.47    $     4.32    $     5.65
                                            --------------------------------------    --------------------------------------
  Total Return (2)                               26.10%       (21.84)%      (44.60)%       26.62%       (23.54)%      (43.50)%
                                            ======================================    ======================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)     $      790    $      437    $      295    $      372    $      207    $      172
Ratio of expenses with reimbursement to
  average net assets (3)                          1.90%         6.60%        11.53%         2.55%         8.05%        11.97%
Ratio of expenses without reimbursement
  to average net assets                           6.89%         9.68%        11.53%         9.05%        11.65%        11.97%
Ratio of net investment loss to average
  net assets                                     (1.64)%       (6.33)%      (10.61)%       (2.29)%       (7.77)%      (11.25)%
Portfolio turnover rate                         131.48%       176.50%       138.73%       131.48%       176.50%       138.73%

(1) Per share information has been calculated using the average number of shares outstanding.
(2)  Does not include the effect of sales charge.
(3) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 1.90% for Class A and 2.55% for Class B.
(4) Per share information has been restated to reflect certain reclassifications.

See notes to financial statements.

SM&R ALGER GROWTH FUND
MANAGER COMMENTARY

INVESTMENT OBJECTIVE

The SM&R Alger Growth Fund seeks to achieve long-term capital appreciation. The Fund normally invests at least 65% of its total assets in the equity securities of large companies listed on U.S. exchanges or in the over-the-counter market. The Fund considers a large company to have a market capitalization of $10 billion or greater. During the recent fiscal year, the management of the Fund remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock philosophy was of benefit during a period in which growth outperformed value.

MARKET REVIEW

The twelve months ending August 31, 2003 was a solid period for equity securities across all market capitalizations and styles. While weak consumer confidence and disappointing job growth pushed stock prices lower in September of 2002, the fourth quarter of the year provided great relief from all the selling. Fueled in part by solid earnings from bellwethers like Citigroup, IBM and General Motors and a Republican sweep in the midterm elections, markets trended higher during October and November. Investor optimism was further encouraged by a larger-than-expected 50 basis point rate cut on November 6th. The positive momentum, however, came to a sudden end during the final month of the year. With escalating tensions in Iraq and North Korea, continued political turmoil in Venezuela and the highest unemployment rate in eight years, investors, once again, reversed course and began to unload their equity positions. December saw the collapse of most equity indices, with growth stocks leading the downturn.

The 2003 New Year brought with it an end to the positive momentum experienced throughout most of the fourth quarter of 2002. With the U.S. trade deficit reaching record highs, industrial production on the decline and the impending war in Iraq trumping positive economic news, equity markets trended downward during the first two months of the year. Fortunately, with the outbreak of war in March, markets reversed course and recouped some of the losses experienced in January and February. Preferring war to the pre-combat uncertainty, investors pushed most indices higher during the final month of the quarter. Mid and Large-Cap Growth Stocks lead the upturn. Despite substantial market volatility throughout the period, the Fed decided against any further rate cuts during the first quarter of 2003.

The second quarter of 2003 sustained the positive momentum experienced at the end of the first quarter, with most equity indices trending substantially higher during the three-month period. Reassured by the swift and decisive allied victory in Iraq, better-than-expected first quarter profits and rising consumer confidence, investors found good reason to get back into the Market in April and May. Stocks of all market capitalizations and styles advanced during the first two months of the quarter. Markets continued to stay out of the red in June. With a larger-than-expected jump in the index of leading economic indicators as well as a 25 basis point rate cute on June 25th, investors pushed stocks slightly higher during the final month of the quarter. Fortunately, the buying continued well into the summer. Upbeat earnings reports from tech giants such as Microsoft and Ericsson and news of higher-than-expected second quarter GDP growth helped to move most equity indices higher during July and August.

PERFORMANCE.

The Fund's Class A shares returned 13.54%, before sales charge, during the fiscal year ended August 31, 2003, versus a 12.07% return for the S&P 500 Index. The Lipper Large-Cap Growth Index returned 11.03% over the same time period. The Fund benefited from an overweighting in the strong information technology sector and solid security selection in the consumer discretionary and consumer staples sectors in beating the S&P 500 benchmark.

MARKET & ECONOMIC OUTLOOK

The U.S. economy appears to be headed for a very robust 2nd half of 2003, and that looks to continue into 2004. Global growth is accelerating as well. The long-stagnant Japanese economy has been showing unexpected signs of life and China's economic growth has hardly missed a beat. Some commentators have begun to refer to a "global synergy" that will see growth spurring growth. In the United States, attention will inevitably begin to turn to the election of 2004, and to the national security concerns posed by North Korea and Iraq. But absent something truly dramatic, these concerns can and, we believe, will not have much bearing on economic activity. This is the period we have been anticipating. Consumers have been carrying the lion's share of the economy; now, companies are adding that missing element. It is a potent recipe, and it means higher, faster, more sustainable growth than we have seen in over two years.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their


Best Regards,

/s/ Dan Chung
/s/ Dave Hyun
Dan Chung, CFA, Portfolio Manager
Dave Hyun, CFA, Portfolio Co-Manager
SM&R Alger Growth Fund

[CHART]

          ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
    SM&R ALGER GROWTH FUND, CLASS A, AT OFFERING PRICE, AND LIPPER LARGE-CAP
                          GROWTH INDEX AND THE S&P 500

                             SM&R ALGER GROWTH FUND

                   ALGER GROWTH                 S&P 500         LIPPER LARGE-CAP GROWTH INDEX
     9/1/2000         $ 9,497                  $ 10,000                   $ 10,000
    9/30/2000         $ 8,737                  $  9,472                   $  9,237
   12/31/2000         $ 7,265                  $  8,731                   $  7,528
    8/31/2001         $ 6,059                  $  7,561                   $  5,579
    9/30/2001         $ 5,603                  $  6,951                   $  5,018
   12/31/2001         $ 6,126                  $  7,693                   $  5,731
    8/30/2002         $ 4,350                  $  6,201                   $  4,372
    9/30/2002         $ 3,970                  $  5,527                   $  3,949
   12/31/2002         $ 4,065                  $  5,993                   $  4,120
    8/30/2003         $ 4,938                  $  6,949                   $  4,855

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/03. Inception date of these classes is 09/01/00

SHARE           ONE             SINCE
CLASS           YEAR            INCEPTION
--------------------------------------------
A               7.88%           (20.96)%
B               6.95%           (21.02)%

SM&R Alger Growth Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will var due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first declining to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SM&R ALGER GROWTH FUND
HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2003

COMMON STOCK                                              SHARES        VALUE
--------------------------------------------------------------------------------
BIO TECHNOLOGY -- 3.10%
Amgen Incorporated*                                           595   $     39,211
Genetech, Incorporated*                                       250         19,850
                                                                          59,061

CAPITAL MARKETS -- 0.67%
T. Rowe Price Group Incorporated                              300         12,750

COMMERCIAL BANKS -- 1.93%
Mellon Financial Corporation                                1,175         36,836

COMMUNICATIONS -- 1.37%
Vodafone Group PLC ADR                                      1,425         26,078

COMMUNICATION EQUIPMENT -- 5.91%
Cisco Systems, Incorporated*                                2,800         53,620
Corning Incorporated*                                       1,200          9,900
Lucent Technologies Incorporated*                           4,200          8,022
Nokia Corporation ADR                                       2,525         41,132
                                                                         112,674

COMPUTER RELATED & BUSINESS SERVICES -- 2.73%
EMC Corporation*                                            1,350         17,212
Hewlett-Packard Company                                     1,750         34,860
                                                                          52,072

COMPUTERS & PERIPHERALS -- 3.49%
Dell Computer Corporation*                                  1,155         37,688
Seagate Technology                                            400          9,204
Sun Microsystems, Incorporated*                             5,105         19,705
                                                                          66,597

CONSUMER FINANCE -- 1.51%
American Express Company                                      400         18,020
Capital One Financial Corporation                             200         10,680
                                                                          28,700

DIVERSIFIED FINANCIALS -- 4.06%
Affiliated Managers Group, Incorporated*                      300         20,340
Citigroup, Incorporated                                     1,115         48,335
Goldman Sachs Group, Incorporated (The)                       100          8,849
                                                                          77,524

ENERGY EQUIPMENT & SERVICES -- 2.06%
B J Services Company*                                       1,050   $     39,239

FOOD & STAPLES RETAILING -- 2.87%
Wal-Mart Stores, Incorporated                                 925         54,732

FREIGHT -- 0.99%
United Parcel Service, Incorporated (Class B)                 300         18,828

HEALTH CARE EQUIPMENT & SUPPLIES -- 3.36%
Alcon, Incorporated                                           350         18,288
Boston Scientific Corporation*                                575         34,558
Varian Medical Systems, Incorporated*                         200         11,170
                                                                          64,016

HEALTH CARE FACILITIES -- 1.82%
Medtronic, Incorporated                                       700         34,706

HEALTH CARE PROVIDER & SERVICES -- 1.49%
Aetna Incorporated                                            500         28,500

HOTELS, RESTAURANTS & LEISURE -- 1.45%
Carnival Corporation                                          800         27,672

INDUSTRIAL CONGLOMERATES -- 4.89%
General Electric Company                                    1,450         42,877
Tyco International LTD                                      2,450         50,421
                                                                          93,298

INSURANCE -- 2.74%
American International Group, Incorporated                    575         34,253
Travelers Property Casualty Corporation
  (Class A)                                                 1,175         18,083
                                                                          52,336

INTERNET & CATALOG RETAIL -- 3.59%
Amazon.com, Incorporated*                                     350         16,254
eBay Incorporated*                                            640         35,539
Netflix Incorporated*                                         500         16,665
                                                                          68,458

INTERNET SOFTWARE & SERVICES -- 2.19%
Yahoo! Incorporated*                                        1,250         41,750

COMMON STOCK                                              SHARES        VALUE
--------------------------------------------------------------------------------
MEDIA -- 5.53%
General Motors Corporation (Class H)*                       2,800   $     41,832
Viacom Incorporated (Class B)                                 435         19,575
Walt Disney Company (The)                                   2,150         44,075
                                                                         105,482

MEDICAL SERVICES -- 0.87%
Gilead Sciences, Incorporated*                                250         16,675

OIL & GAS -- 2.73%
Devon Energy Corporation                                    1,005         52,009

PHARMACEUTICALS -- 10.50%
Abbott Laboratories                                           575         23,172
AstraZeneca PLC ADR                                           350         13,877
Barr Laboratories, Incorporated*                              250         16,917
Bristol-Myers Squibb Company                                1,050         26,638
Forest Laboratories, Incorporated*                            400         18,800
Johnson & Johnson                                             550         27,269
Pfizer, Incorporated                                          430         12,866
Teva Pharmaceutical Industries LTD ADR                        300         17,614
Watson Pharmaceuticals, Incorporated*                         450         18,495
Wyeth                                                         575         24,639
                                                                         200,287

RETAILING -- 1.70%
Gap, Incorporated (The)                                     1,550         32,379

SEMICONDUCTORS -- 10.26%
Altera Corporation*                                           400          8,976
Analog Devices, Incorporated*                                 550         22,550
Intel Corporation                                           2,200         62,964
Linear Technology Corporation                                 150          6,183
Taiwan Semiconductor Manufacturing
  Company LTD*                                              1,849         21,781
Teradyne, Incorporation*                                    1,100         19,613
Texas Instruments Incorporated                                700         16,695
Xilinx, Incorporated*                                       1,200         37,008
                                                                         195,770

SOFTWARE -- 8.31%
Microsoft Corporation                                       3,110   $     82,477
PeopleSoft, Incorporated*                                     800         14,480
Synopsys, Incorporated*                                       600         40,926
VERITAS Software Corporation*                                 600         20,688
                                                                         158,571

SPECIALTY RETAIL -- 5.75%
Best Buy Company, Incorporated*                               700         36,407
Home Depot, Incorporated (The)                              1,400         45,024
TJX Companies, Incorporated (The)                           1,300         28,158
                                                                         109,589

WIRELESS TELECOMMUNICATION SERVICES -- 1.01%
Nextel Communications, Incorporated
  (Class A)*                                                1,000         19,280

TOTAL COMMON STOCK -- 98.88%
(Cost $1,638,508)                                                      1,885,869

CASH EQUIVALENTS
SM&R Money Market Fund, 0.52% (a)                          37,688         37,688

TOTAL CASH EQUIVALENTS -- 1.98%
  (Cost $37,688)                                                          37,688

TOTAL INVESTMENTS -- 100.86%
  (Cost $1,676,196)                                                    1,923,557

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.86)%
                                                                         (16,322)

NET ASSETS -- 100.00%                                               $  1,907,235
                                                                    ============

ABBREVIATIONS
ADR - American Depository Receipt
* Non-income producing securities

Notes to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2003. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Growth Fund are affiliated by having the same investment adviser.

See notes to financial statements.

FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2003

ASSETS
Investment in securities, at value (Cost $1,676,196)               $   1,923,557
Receivable for:
   Capital stock sold                                                        322
   Dividends                                                                 753
   Expense reimbursement                                                   4,089
   TOTAL ASSETS                                                        1,928,721

LIABILITIES
Investment securities purchased                                            5,310
Accrued:
   Investment advisory fee                                                 1,334
   Service fee                                                               393
   Distribution fee                                                        2,954
Other liabilities                                                         11,495
TOTAL LIABILITIES                                                         21,486
NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                      $   1,907,235

NET ASSETS:
Class A                                                            $   1,071,035
Class B                                                            $     836,200
   TOTAL NET ASSETS                                                $   1,907,235

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
   Authorized                                                        100,000,000
   Outstanding                                                           206,017
Class B:
   Authorized                                                        100,000,000
   Outstanding                                                           164,547
Class A:
   Net asset value and redemption price per share                  $        5.20
   Offering price per share: (Net Assets value of $5.20/95%)       $        5.47
Class B:
   Net asset value and offering price per share                    $        5.08

STATEMENT OF OPERATIONS
Year Ended August 31, 2003

INVESTMENT INCOME
Dividends                                                          $      12,386
Interest                                                                     487
   TOTAL INVESTMENT INCOME                                                12,873

EXPENSES
Investment advisory fees                                                  13,101
Service fees                                                               3,853
Professional fees                                                          4,530
Custody and transaction fees                                              16,070
Directors' fees                                                            9,024
Qualification fees                                                        17,216
Shareholder reporting expenses                                             3,755
Distribution fees                                                          9,903
Insurance expenses                                                         1,128
Other expenses                                                                 9
   TOTAL EXPENSES                                                         78,589
   LESS EXPENSES REIMBURSED                                              (47,990)
   NET EXPENSES                                                           30,599
   INVESTMENT LOSS-- NET                                                 (17,726)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                        (213,882)
Change in unrealized appreciation
   of investments for the year                                           458,138
NET GAIN ON INVESTMENTS                                                  244,256
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                       $     226,530

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

                                                         YEAR ENDED AUGUST 31,
                                                           2003        2002
                                                     ---------------------------
Investment loss--net                                 $    (17,726)  $    (41,129)
Net realized loss on investments                         (213,882)      (370,274)
Change in unrealized appreciation (depreciation)          458,138        (85,833)
Net increase (decrease)in net assets resulting
  from operations                                         226,530       (497,236)

CAPITAL SHARE TRANSACTIONS -- NET
Class A                                                   241,983        338,635
Class B                                                    86,350        445,353
   TOTAL NET CAPITALSHARE TRANSACTIONS                    328,333        783,988
   TOTAL INCREASE                                         554,863        286,752

NET ASSETS
Beginning of year                                       1,352,372      1,065,620
End of year                                          $  1,907,235   $  1,352,372

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

                                                      CLASS A SHARES                         CLASS B SHARES
                                             ------------------------------------   ------------------------------------
                                                   YEAR ENDED AUGUST 31,                  YEAR ENDED AUGUST 31,
                                               2003(1)      2002(4)       2001        2003(1)      2002(4)      2001
                                             ------------------------------------   ------------------------------------
Net Asset Value,
  Beginning of Year                          $     4.58   $     6.38   $    10.00   $     4.51   $     6.31   $    10.00
Investment income
  (loss)--net                                     (0.04)       (0.12)       (0.21)       (0.07)       (0.15)       (0.13)
Net realized and unrealized
  gain (loss) on investments                       0.66        (1.68)       (3.41)        0.64        (1.65)       (3.56)
                                             ------------------------------------   ------------------------------------
Total from
  Investment Operations                            0.62        (1.80)       (3.62)        0.57        (1.80)       (3.69)
                                             ------------------------------------   ------------------------------------
Net Asset Value, End of Year                 $     5.20   $     4.58   $     6.38   $     5.08   $     4.51   $     6.31
                                             ====================================   ====================================
  Total Return (2)                                13.54%      (28.21)      (36.20)%      12.64%      (28.53)      (36.90)%
                                             ====================================   ====================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year                     $ 1,071,035   $  698,670   $  608,836   $  836,200   $  653,702   $  456,784
Ratio of expenses with
  reimbursement to
  average net assets (3)                           1.70%        3.54%        5.52%        2.35%        4.13%        5.84%
Ratio of expenses without
  reimbursement to
  average net assets                               4.76%        4.65%        5.52%        5.53%        5.30%        5.84%
Ratio of net investment loss
  to average net assets                           (0.86)%      (2.64)%      (4.49)%      (1.51)%      (3.24)%      (4.91)%
  Portfolio turnover rate                        222.55%      180.20%       65.24%      222.55%      180.20%       65.24%

(1) Per share information has been calculated using the average number of shares outstanding.
(2) Does not include the effect of sales charge.
(3) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 1.70% for Class A and 2.35% for Class B.
(4) Per share information has been restated to reflect certain reclassifications.

See notes to financial statements.

SM&R GROWTH FUND

MANAGER COMMENTARY

A MESSAGE TO OUR SHAREHOLDERS.

The SM&R Growth Fund's objective continues to be providing the opportunity for capital appreciation over time. The Fund is guided by a strategy of investing primarily in the stocks of well-established companies with records of consistent and increasing earnings and cash flow growth. Thus far in 2003, the Fund's Class T shares has produced a return of 14.2% through 8/31/03, before sales charges (but after other expenses) versus a return of 14.1% for the Lipper Large-Cap Core Index. Over that same time period, the U.S. equity markets have risen strongly following a slow start to the year-with the Nasdaq returning 35.6%, the S&P 500 returning 16.0% and the Dow Jones Industrial Average returning 14.7%. The Fund remains nearly fully invested with a cash position of 3%.

The Fund's performance has benefited in 2003 primarily from cyclical equity allocations in the consumer discretionary, industrials and materials sectors, as well the surging technology sector. The portfolio's weighting within the financials sector has been boosted to a market weight at 20% of the holdings. This move should enable the Fund to benefit from the economic recovery by positioning the holdings for a corporate profits recovery. Financial companies historically do very well in an economic recovery due to rebounding lending and investment banking revenues. In addition, we recently overhauled the portfolio's technology holdings to boost representation by the larger, more established companies and reduced the overall technology exposure down to a market representative weight. For the SM&R Growth Fund, we utilize the same conservative stock selection disciplines used in the SM&R Balanced and Equity Income Funds. The key is identifying stocks of superior companies and purchasing them at discounted valuations.

As the first half of 2003 closes, the financial markets have been reawakened with guarded optimism over future economic prospects. Economic data for June suggests that the U.S. economy is beginning to accelerate after eighteen months into the sluggish recovery. Retail sales in the second quarter and into the third quarter have been strong at 3% or more. Nearly $30 billion in tax relief expected during the third quarter from lower tax rates and an increased child tax credit will boost disposable income for consumers. The manufacturing sector is picking up along with the growth in final sales and tight inventory conditions. Housing starts rose 3.7% in June and the key question will be if the recent rise in interest rates will depress the housing market as mortgage rates inch upwards. The strength in the stock market and weakness in the bond market along with recent economic data suggests that 4% growth in GDP is likely for the fourth quarter of 2003.

However, the recovery remains sluggish, as revealed in labor market data where payrolls have yet to increase. The June payroll is 2.5 million below the level when the recession began in March 2001, and nearly a million below the level when the expansion began in November 2001. The jobless rate rose from 5.9% in the fourth quarter of 2002 to 6.4% in June 2003 (and up from 4% in the second quarter of 2000.) The labor market weakness has been both more severe and more widespread than in recent expansions.

Another cautionary signal, the worsening U.S. budget deficit, has heightened worries about future fiscal policy options. In the short-term, it is expected that the rising federal deficit will push up interest rates and weaken the dollar. Longer-term, there is concern over the aging population and unprecedented government commitments to support retirees and the elderly. The current budget deficit for 2003 is forecast at $450-500 billion. Comparatively, the Office of Management and Budget forecasted a 2003 budget deficit of $304 billion as early as February of this year. Interest rates will reflect this worsening condition because the deficit is the amount the Treasury will have to borrow via Treasury auctions.

The SM&R Growth Fund is well positioned for the current recovery with its holdings in technology, industrials and consumer cyclicals, while also providing exposure to defensive sectors such as healthcare, financials and consumer staples, should the recovery falter. The Fund continues to strive to produce 7capital appreciation over time by holding a diversified collection of growing companies with improving prospects.

Best Regards,

/s/ Andrew R Duncan
Andrew R Duncan, CFA, Portfolio Manager
SM&R Growth Fund

[CHART]

    ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R GROWTH FUND, CLASS T, AT OFFERIN PRICE, AND LIPPER LARGE-CAP CORE INDEX AND THE S&P
                                       500

                                SM&R GROWTH FUND

                    GROWTH     S&P 500    LIPPER LARGE-CAP CORE INDEX
 9/1/1993          $  9,420   $ 10,000             $ 10,000
8/31/1994          $ 10,740   $ 10,547             $ 10,441
8/31/1995          $ 12,353   $ 12,809             $ 12,235
8/31/1996          $ 14,119   $ 15,208             $ 14,243
8/31/1997          $ 18,495   $ 21,390             $ 19,260
8/31/1998          $ 17,246   $ 23,121             $ 20,546
8/31/1999          $ 23,964   $ 32,329             $ 27,711
8/31/2000          $ 30,240   $ 37,605             $ 33,521
8/31/2001          $ 19,461   $ 28,434             $ 24,766
8/31/2002          $ 14,743   $ 23,317             $ 20,648
8/31/2003          $ 16,262   $ 26,132             $ 22,677

AVERAGE ANNUAL RETURN

Includes maximum sales charge of 5.75% through 8/31/03 for Class T Shares

10 yr        4.98%
5 yr        (2.33)%
1 yr         3.83%

AVERAGE ANNUAL RETURN

Includes maximum sales through 8/31/03. Inception date of these classes is 01/01/99

SHARE       ONE           SINCE
CLASS       YEAR          INCEPTION
--------------------------------------
A           4.37%         (8.27)%
B           3.78%         (7.91)%

SM&R Growth Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will var due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contigent deferred sales charge
(CDSC), which is 5% in the first declining to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SM&R GROWTH FUND

HOLDINGS

SCHEDULE OF INVESTMENTS  August 31, 2003

COMMON STOCK                                              SHARES        VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 2.25%
Boeing Company                                             28,000   $  1,046,920
Honeywell International Incorporated                       47,700      1,382,823
                                                                       2,429,743

AUTOMOBILES -- 1.19%
Ford Motor Company                                         43,354        501,172
General Motors Corporation                                 14,700        604,170
Harley-Davidson, Incorporated                               3,700        184,334
                                                                       1,289,676

BANKS -- 8.13%
Bank of America Corporation                                40,000      3,170,000
PNC Financial Services Group                               30,000      1,428,000
U.S. Bancorp                                               91,285      2,181,711
Wells Fargo Company                                        40,000      2,005,600
                                                                       8,785,311

BEVERAGES -- 3.11%
Anheuser-Busch Companies,
  Incorporated                                             19,000        979,260
Coca-Cola Company                                          34,300      1,492,736
PepsiCo, Incorporated                                      20,000        890,800
                                                                       3,362,796

BIOTECHNOLOGY -- 2.12%
Amgen Incorporated*                                        17,900      1,179,610
Genentech, Incorporated*                                   14,000      1,111,600
                                                                       2,291,210

BUILDING PRODUCTS -- 0.58%
American Standard Companies Incorporated*                   7,800        625,482

COMMERCIAL SERVICES & SUPPLIES -- 1.14%
Automatic Data Processing,
  Incorporated                                             12,700   $    506,857
H & R Block, Incorporated                                  16,400        723,240
                                                                       1,230,097

COMMUNICATION EQUIPMENT -- 2.19%
Cisco Systems, Incorporated*                               84,500      1,618,175
QUALCOMM Incorporated*                                     18,200        751,296
                                                                       2,369,471

COMPUTERS & PERIPHERALS  -- 4.10%
Computer Associates International,
  Incorporated                                              7,000        179,410
Dell Computer Corporation*                                 31,700      1,034,371
EMC Corporation*                                           61,500        784,125
Hewlett-Packard Company                                    37,000        737,040
International Business Machines
  Corporation                                              18,400      1,508,984
Sun Microsystems, Incorporated*                            48,100        185,666
                                                                       4,429,596

CONTAINERS & PACKAGING -- 1.12%
Sealed Air Corporation*                                    25,000      1,216,500

DIVERSIFIED FINANCIALS  -- 8.41%
Citigroup, Incorporated                                    74,100      3,212,235
Countrywide Financial Corporation                          22,000      1,492,700
J.P. Morgan Chase & Company                                55,500      1,899,210
Morgan Stanley                                             51,000      2,488,290
                                                                       9,092,435

COMMON STOCK                                              SHARES        VALUE
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES  -- 2.99%
Alltel Corporation                                          8,300   $    380,140
BellSouth Corporation                                      32,500        819,000
SBC Communications Incorporated                            43,400        976,066
Verizon Communications                                     16,400        579,248
Vodafone Group PLC ADR                                     26,000        475,800
                                                                       3,230,254

ELECTRIC UTILITIES -- 0.92%
Dominion Resources, Incorporated                            3,800        230,204
Exelon Corporation                                          9,100        535,990
Southern Company (The)                                      7,900        224,202
                                                                         990,396

ELECTRICAL EQUIPMENT & INSTRUMENTS -- 0.34%
Agilent Technologies, Incorporated*                         4,800        116,736
Jabil Circuit, Incorporated*                                4,000        112,600
Molex Incorporated                                          2,300         67,666
Waters Corporation*                                         2,500         76,250
                                                                         373,252

ENERGY EQUIPMENT & SERVICES -- 0.60%
Schlumberger Limited                                       13,100        648,581

FOOD PRODUCTS -- 3.29%
ConAgra Foods, Incorporated                                43,800        963,600
McCormick & Company, Incorporated                          58,000      1,548,600
Sensient Technologies Corporation                          50,000      1,040,000
                                                                       3,552,200

FOOD & DRUG RETAILING -- 4.31
SUPERVALU Incorporated                                     27,800        669,980
SYSCO Corporation                                          14,100        443,586
Wal-Mart Stores, Incorporated                              60,000      3,550,200
                                                                       4,663,766

GAS -- 0.46%
El Paso Corporation                                        30,400   $    223,136
Sempra Energy                                               9,200        273,700
                                                                         496,836

HEALTH CARE EQUIPMENT & SUPPLIES -- 2.08%
Beckman Coulter, Incorporated                              22,500        997,875
Medtronic, Incorporated                                    21,400      1,061,012
Zimmer Holdings, Incorporated*                              3,740        193,508
                                                                       2,252,395

HEALTH CARE PROVIDERS & SERVICES -- 1.10%
McKesson Corporation                                       25,300        828,322
Tenet Healthcare Corporation*                              22,200        356,310
                                                                       1,184,632

HOTELS, RESTAURANTS & LEISURE -- 1.52%
Fairmont Hotels & Resorts Incorporated                      8,950        237,622
Starwood Hotels & Resorts Worldwide,
  Incorporated                                             41,700      1,410,711
                                                                       1,648,333

HOUSEHOLD DURABLES -- 0.55%
Stanley Works (The)                                        19,600        593,292

HOUSEHOLD PRODUCTS -- 2.73%
Kimberly-Clark Corporation                                 14,800        756,428
Newell Rubbermaid Incorporated                             19,100        453,625
Procter & Gamble Company                                   20,000      1,745,800
                                                                       2,955,853

INDUSTRIAL CONGLOMERATES -- 5.06%
3M Company                                                  5,200        740,844
Danaher Corporation                                        12,200        942,450
General Electric Company                                  110,200      3,258,614
RPM, Incorporated                                          38,700        527,868
                                                                       5,469,776

COMMON STOCK                                              SHARES        VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING
  & SERVICES -- 0.41%
Electronic Data Systems Corporation                        10,900   $    237,947
SunGard Data Systems Incorporated*                          7,100        200,220
                                                                         438,167

INSURANCE -- 4.79%
American International Group,
Incorporated                                               29,260      1,743,018
Brown & Brown, Incorporated                                24,400        756,400
CIGNA Corporation                                          15,500        739,040
Prudential Financial, Incorporated                         49,200      1,791,372
Travelers Property Casualty
  Corporation (Class A)                                     3,201         49,263
Travelers Property Casualty
  Corporation (Class B)                                     6,577        101,878
                                                                       5,180,971

MACHINERY -- 2.00%
Caterpillar Incorporated                                   15,100      1,084,633
Ingersoll-Rand Company (Class A)                           18,200      1,083,264
                                                                       2,167,897

MEDIA -- 3.78%
AOL Time Warner Incorporated*                              48,600        795,096
Comcast Corporation
  (Special Class A)*                                       26,900        800,275
Omnicom Group Incorporated                                  3,200        249,920
Viacom Incorporated (Class B)*                             19,200        864,000
Walt Disney Company (The)                                  67,000      1,373,500
                                                                       4,082,791

METALS & MINING -- 0.11%
Fording Canadian Coal Trust                                 5,942        119,910

MISCELLANEOUS -- 1.09%
Nasdaq-100 Index Tracking Stock                            35,400   $  1,180,590

MULTI-LINE RETAIL -- 0.47%
Target Corporation                                         12,600        511,560

OFFICE ELECTRONICS -- 0.10%
Xerox Corporation*                                         10,100        108,878

OIL & GAS -- 4.97%
Anadarko Petroleum Corporation                             10,600        461,100
BP PLC ADR                                                 27,400      1,143,128
ChevronTexaco Corporation                                  14,300      1,042,041
Kinder Morgan, Incorporated                                 4,800        255,600
Royal Dutch Petroleum Company ADR                          32,500      1,458,275
Unocal Corporation                                         33,000      1,010,460
                                                                       5,370,604

PHARMACEUTICALS -- 6.80%
Bristol-Myers Squibb Company                               17,400        441,438
Johnson & Johnson                                          38,500      1,908,830
Merck & Company, Incorporated                              26,700      1,343,544
Pfizer, Incorporated                                       88,040      2,634,157
Watson Pharmaceuticals, Incorporated*                      14,000        575,400
Wyeth                                                      10,400        445,640
                                                                       7,349,009

SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 4.29%
Analog Devices, Incorporated*                               3,900        159,900
Intel Corporation                                          91,800      2,627,316
KLA-Tencor Corporation*                                     2,900        172,144
Linear Technology Corporation                               3,800        156,636
Maxim Integrated Products, Incorporated                     3,400        152,694
Micron Technology, Incorporated*                            6,300         90,468
Texas Instruments Incorporated                             46,400      1,106,640
Thermo Electron Corporation*                                3,300         75,207
Xilinx, Incorporated*                                       3,100         95,604
                                                                       4,636,609

                                       36

COMMON STOCK                                            SHARES         VALUE
--------------------------------------------------------------------------------
SOFTWARE -- 4.28%
Electronics Arts Incorporated*                              2,400  $     215,400
Intuit Incorporated*                                        3,100        140,492
Microsoft Corporation                                     118,000      3,129,360
Oracle Corporation*                                        65,700        839,646
PeopleSoft, Incorporated*                                   5,900        106,790
VERITAS Software Corporation*                               5,650        194,812
                                                                       4,626,500

SPECIALTY RETAIL -- 3.03%
Bed Bath & Beyond Incorporated*                            13,900        598,117
Chico's FAS, Incorporated*                                 36,400      1,182,636
Home Depot, Incorporated (The)                             25,900        832,944
Limited Brands                                             39,300        666,528
                                                                       3,280,225

TRADING COMPANIES & DISTRIBUTORS -- 0.68%
W.W. Grainger, Incorporated                                14,700        732,501

WIRELESS TELECOMMUNICATION SERVICES -- 0.51%
A T & T Wireless Services Incorporated*                    43,977        379,082
Nextel Communications, Incorporated
  (Class A)*                                                9,000        173,520
                                                                         552,602

TOTAL COMMON STOCK -- 97.60%
  (Cost $85,054,255)                                                 105,520,697

CASH EQUIVALENTS
SM&R Money Market Fund, 0.52% (a)                             296            296

TOTAL CASH EQUIVALENTS -- 0.00%
  (Cost $296)                                                                296

DIVERSIFIED FINANCIALS -- 0.39%
General Motors Acceptance
  Corporation, 1.17%, 09/04/03                       $    421,000  $     420,959

FOOD PRODUCTS -- 1.86%
Kraft Foods Incorporated,
  1.20%, 09/02/03                                         520,000        519,982
Kraft Foods Incorporated,
  1.19%, 09/05/03                                         841,000        840,889
Kraft Foods Incorporated,
  1.20%, 09/08/03                                         652,000        651,848
                                                                       2,012,719

TOTAL COMMERCIAL PAPER -- 2.25%
  (Cost $2,433,678)                                                    2,433,678

TOTAL INVESTMENTS -- 99.85%
  (Cost $87,488,229)                                                 107,954,671

CASH AND OTHER ASSETS, LESS LIABILITIES -- 0.15%
                                                                         166,989

NET ASSETS -- 100.00%                                              $ 108,121,660
                                                                   =============

ABBREVIATIONS

ADR - American Depository Receipt
*Non-income producing securities

Note to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2003. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Growth Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS & LIABILITIES
August 31, 2003

ASSETS
Investments in securities,
  at value (Cost $87,488,229)                        $      107,954,671
Receivable for:
  Capital stock sold                                             37,005
  Dividends                                                     192,035
  Expense Reimbursement                                           1,418
Other assets                                                     93,341
  TOTAL ASSETS                                              108,278,470

LIABILITIES
Capital stock reacquired                                         13,557
Accrued:
  Investment advisory fee                                        67,136
  Service fee                                                    22,333
  Distribution fee                                                8,163
Other liabilities                                                45,621
  TOTAL LIABILITIES                                             156,810
  NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)      $      108,121,660

NET ASSETS:
Class A                                              $        5,038,728
Class B                                              $        2,700,113
Class T                                              $      100,382,819
  Total Net Assets:                                  $      108,121,660

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                 50,000,000
  Outstanding                                                 1,460,788
Class B:
  Authorized                                                 25,000,000
  Outstanding                                                   796,131
Class T:
  Authorized                                                 95,000,000
  Outstanding                                                28,543,123
Class A:
  Net asset value and redemption price per share     $             3.45
  Offering price per share:
       (Net Assets value of $3.45/95.00%)            $             3.63

Class B:
  Net asset value and offering price per share       $             3.39
Class T:
  Net asset value and redemption price per share     $             3.52
  Offering price per share:
       (Net Assets value of $3.52/94.25%)            $             3.73

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2003

INVESTMENT INCOME
Dividends                                            $        1,677,517
Interest                                                        120,336
  TOTAL INVESTMENT INCOME                                     1,797,853

EXPENSES
Investment advisory fees                                        756,941
Service fees                                                    252,095
Professional fees                                                16,431
Custody and transaction fees                                     22,903
Directors' fees                                                   9,024
Qualification fees                                               25,993
Shareholder reporting expenses                                   66,273
Insurance expenses                                               28,593
Distribution fees                                                30,545
Other expenses                                                        9
   TOTAL EXPENSES                                             1,208,807
   LESS EXPENSES REIMBURSED                                     (20,767)
   NET EXPENSES                                               1,188,040
   INVESTMENT INCOME--NET                                       609,813

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                             (7,083,270)
Change in unrealized appreciation
  of investments for the year                                16,105,173
NET GAIN ON INVESTMENTS                                       9,021,903
NET DECREASE IN
  NET ASSETS RESULTING
   FROM OPERATIONS                                   $        9,631,716

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

                                                YEAR ENDED AUGUST 31,
                                                2003             2002
                                            ------------------------------
Investment income--net                      $     609,813    $     401,141
Net realized loss on investments               (7,083,270)     (30,520,684)
Change in unrealized
  appreciation (depreciation)                  16,105,173       (4,874,004)
Net increase (decrease) in net
  assets resulting from operations              9,631,716      (34,993,547)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income--net
  Class A                                         (20,780)          (2,226)
  Class B                                          (2,731)              --
  Class T                                        (557,596)        (379,966)
  TOTAL DISTRIBUTIONS
    TO SHAREHOLDERS                              (581,107)        (382,192)

CAPITAL SHARE TRANSACTIONS-- NET
Class A                                          (627,924)         846,409
Class B                                          (115,549)         570,791
Class T                                        (6,971,637)      (8,582,554)
  TOTAL NET CAPITAL
    SHARE TRANSACTIONS                         (7,715,110)      (7,165,354)
  TOTAL INCREASE
    (DECREASE)                                  1,335,499      (42,541,093)

NET ASSETS
Beginning of year                             106,786,161      149,327,254
End of year                                 $ 108,121,660    $ 106,786,161
UNDISTRIBUTED NET INVESTMENT INCOME         $     140,744    $     112,025

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

                                                                              CLASS T SHARES
                                        --------------------------------------------------------------------------------------------
                                                                         8 MONTHS ENDED
                                              YEAR ENDED AUGUST 31,         AUGUST 31,                YEAR ENDED DECEMBER 31,
                                        -----------------------------  -----------------  ------------------------------------------
                                              2003           2002           2001             2000           1999           1998
                                        --------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $     3.21     $     4.25     $     5.60       $     6.77     $     5.69     $     5.24
Investment income -- net                         0.03           0.01           0.01             0.03           0.03           0.04
Net realized and unrealized gain
  (loss) on investments                          0.30          (1.04)         (1.35)           (0.65)          1.35           0.85
                                        --------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS           0.33          (1.03)         (1.34)           (0.62)          1.38           0.89

Less distributions from
  Investment income-- net                       (0.02)         (0.01)         (0.01)           (0.03)         (0.03)         (0.04)
  Capital gains                                    --             --             --            (0.52)         (0.27)         (0.40)
                                        --------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                       (0.02)         (0.01)         (0.01)           (0.55)         (0.30)         (0.44)
                                        --------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $     3.52     $     3.21     $     4.25       $     5.60     $     6.77     $     5.69
                                        ============================================================================================
      TOTAL RETURN (1)                          10.30%        (24.24)%       (23.99)%**        (8.25)%        24.49%         18.35%
                                        ============================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period (000's omitted)  $  100,383     $   98,912     $  140,530       $  194,150     $  230,203     $  203,109
Ratio of expenses to average net assets          1.15%          1.10%          1.08%*           0.81%          0.87%          0.85%
Ratio of net investment income
  to average net assets                          0.63%          0.34%          0.31%*           0.47%          0.44%          0.69%
Portfolio turnover rate                         22.97%         41.74%         18.28%           19.68%         16.13%         27.31%

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

                                                                               CLASS A SHARES
                                                    ---------------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                  8 MONTHS      YEAR ENDED     JAN. 1 TO
                                                       YEAR ENDED AUG. 31,     ENDED AUG. 31,    DEC. 31,       DEC. 31,
                                                    ---------------------------------------------------------------------
                                                       2003          2002          2001            2000          1999
                                                    ---------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     3.15    $     4.18    $     5.55      $     6.73    $     5.69
Investment income (loss) -- net                           0.01         (0.01)           --            0.01          0.01
Net realized and unrealized gain (loss) on
  investments                                             0.30         (1.02)        (1.37)          (0.66)         1.30
                                                    ---------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                      0.31         (1.03)        (1.37)          (0.65)         1.31
Less distributions from
  Investment income -- net                               (0.01)           --            --           (0.01)           --
  Capital gains                                             --            --            --           (0.52)        (0.27)
                                                    ---------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                  (0.01)         0.00          0.00           (0.53)        (0.27)
                                                    ---------------------------------------------------------------------
Net Asset Value, End of Period                      $     3.45    $     3.15    $     4.18      $     5.55    $     6.73
                                                    =====================================================================
    Total Return (1)                                     10.00%       (24.61)%      (24.68)%**       (8.76)%       23.45%
                                                    =====================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period (000's omitted)           $    5,039    $    5,287    $    5,971      $    6,856    $    3,776
Ratio of expenses with reimbursement to average
  net assets (2)                                          1.36%         1.47%         1.50%*          1.30%         1.51%
Ratio of expenses without reimbursement to average
  net assets                                              1.60%         1.55%         1.50%*          1.30%         1.51%
Ratio of net investment income (loss) to average
  net assets                                              0.42%        (0.03)%       (0.13)%*        (0.02)%       (0.19)%
Portfolio turnover rate                                  22.97%        41.74%        18.28%          19.68%        16.13%

                                                                               CLASS B SHARES
                                                    ----------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                   8 MONTHS       YEAR ENDED    JAN. 1 TO
                                                       YEAR ENDED AUG. 31,      ENDED AUG. 31,     DEC. 31,      DEC. 31,
                                                    ----------------------------------------------------------------------
                                                       2003            2002          2001            2000          1999
                                                    ----------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     3.11      $     4.13    $     5.47      $     6.66    $     5.69
Investment income (loss) -- net                          (0.01)          (0.02)        (0.02)          (0.02)           --
Net realized and unrealized gain (loss) on
  investments                                             0.29           (1.00)        (1.32)          (0.65)         1.24
                                                    ----------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                      0.28           (1.02)        (1.34)          (0.67)         1.24
Less distributions from
  Investment income -- net                               (0.00)***          --            --              --            --
  Capital gains                                             --              --            --           (0.52)        (0.27)
                                                    ----------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                   0.00            0.00          0.00           (0.52)        (0.27)
                                                    ----------------------------------------------------------------------
Net Asset Value, End of Period                      $     3.39      $     3.11    $     4.13      $     5.47    $     6.66
                                                    ======================================================================
    Total Return (1)                                      9.12%         (24.70)%      (24.50)%**       (9.17)%       22.04%
                                                    ======================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period (000's omitted)           $    2,700      $    2,587    $    2,826      $    3,382    $    1,547
Ratio of expenses with reimbursement to average
  net assets (2)                                          1.86%           1.97%         2.00%*          1.89%         2.01%
Ratio of expenses without reimbursement to average
  net assets                                              2.24%           2.19%         2.00%*          1.89%         2.01%
Ratio of net investment income (loss) to average
  net assets                                             (0.08)%         (0.53)%       (0.78)%*        (0.66)%       (0.69)%
Portfolio turnover rate                                  22.97%          41.74%        18.28%          19.68%        16.13%

*  Ratios annualized
** Returns are not annualized
*** Amount less than $0.01
(1)  Does not include the effect of sales charge
(2) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 1.36% for Class A and 1.86% for Class B.

See notes to financial statements.

SM&R EQUITY INCOME FUND

MANAGER COMMENTARY

A MESSAGE TO OUR SHAREHOLDERS.

The SM&R Equity Income Fund's objective continues to be providing dividend income, along with an opportunity for increased share price over time. The Fund is guided by a strategy of investing primarily in the stocks of well-established companies with records of consistent and increasing dividend payments. In 2003, the Fund's Class T shares has thus far produced a return of 12.4% through 8/31/03, before sales charges (but after other expenses) versus a return of 12.4% for the Lipper Equity Income Index. Over that same time period, the U.S. equity markets have risen strongly following a slow start to the year--with the Nasdaq returning 35.6%, the S&P 500 returning 16.0% and the Dow Jones Industrial Average returning 14.7%. The Fund has continued to meet the goal of maintaining a dividend yield greater than that of the market, as represented by the Standard & Poor's 500 stock market index. The current dividend yield on the fund is 2.4% (before expenses) versus 1.6% for the S&P 500. The Fund remains nearly fully invested with a cash position of 3%.

The Fund's performance has benefited in 2003 primarily from cyclical equity allocations in the consumer discretionary, industrials and materials sectors, as well as a small exposure to the technology sector. Due to the strong dividend yields found in the financial sector overall, the sector continues to represent approximately one quarter of the fund's holdings. For the SM&R Equity Income Fund, we utilize the same conservative stock selection disciplines used in the SM&R Balanced and Growth Funds. The key is identifying stocks of superior companies and purchasing them at discounted valuations.

As the first half of 2003 closes, the financial markets have been reawakened with guarded optimism over future economic prospects. Economic data for June suggests that the U.S. economy is beginning to accelerate after eighteen months into the sluggish recovery. Retail sales in the second quarter and into the third quarter have been strong at 3% or more. Nearly $30 billion in tax relief expected during the third quarter from lower tax rates and an increased child tax credit will boost disposable income for consumers. The manufacturing sector is picking up along with the growth in final sales and tight inventory conditions. Housing starts rose 3.7% in June and the key question will be if the recent rise in interest rates will depress the housing market as mortgage rates inch upwards. The strength in the stock market and weakness in the bond market along with recent economic data suggests that 4% growth in GDP is likely for the fourth quarter of 2003.

However, the recovery remains sluggish, as revealed in labor market data where payrolls have yet to increase. The June payroll is 2.5 million below the level when the recession began in March 2001, and nearly a million below the level when the expansion began in November 2001. The jobless rate rose from 5.9% in the fourth quarter of 2002 to 6.4% in June 2003 (and up from 4% in the second quarter of 2000.) The labor market weakness has been both more severe and more widespread than in recent expansions.

Another cautionary signal, the worsening U.S. budget deficit, has heightened worries about future fiscal policy options. In the short-term, it is expected that the rising federal deficit will push up interest rates and weaken the dollar. Longer-term, there is concern over the aging population and unprecedented government commitments to support retirees and the elderly. The current budget deficit for 2003 is forecast at $450-500 billion. Comparatively, the Office of Management and Budget forecasted a 2003 budget deficit of $304 billion as early as February of this year. Interest rates will reflect this worsening condition because the deficit is the amount the Treasury will have to borrow via Treasury auctions.

The SM&R Equity Income Fund is well positioned for the current recovery with its holdings in technology, industrials and consumer cyclicals, while also providing exposure to defensive sectors such as healthcare, financials and consumer staples, should the recovery falter. The Fund continues to strive to maintain a strong dividend yield by holding a portfolio of value stocks while maintaining low turnover-which leads to low taxes, with the potential for share price appreciation over time.


Sincerely,

/s/ Andrew R. Duncan
Andrew R. Duncan, CFA, Portfolio Manager
SM&R Equity Income Fund

[CHART]

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R EQUITY INCOME FUND, CLASS T, AT OFFERING PRICE, AND LIPPER EQUITY INCOME INDEX AND THE S&P 500

                             SM&R EQUITY INCOME FUND

               EQUITY INCOME         S&P 500       LIPPER EQUITY INC FUND INDEX
 9/1/1993        $  9,426           $ 10,000                 $  10,000
8/31/1994        $  9,963           $ 10,547                 $  10,492
8/31/1995        $ 11,555           $ 12,809                 $  12,007
8/31/1996        $ 13,303           $ 15,208                 $  13,794
8/31/1997        $ 16,747           $ 21,390                 $  18,136
8/31/1998        $ 17,121           $ 23,121                 $  18,357
8/31/1999        $ 20,757           $ 32,329                 $  22,683
8/31/2000        $ 21,464           $ 37,605                 $  23,704
8/31/2001        $ 19,505           $ 28,434                 $  23,160
8/31/2002        $ 16,952           $ 23,317                 $  20,041
8/31/2003        $ 17,767           $ 26,132                 $  21,779

AVERAGE ANNUAL RETURN
Includes maximum sales charge of 5.75% through 8/31/03 for Class T Shares

10 YEAR       5.92%
5 YEAR       (0.44)%
1 YEAR        0.69%

AVERAGE ANNUAL RETURN
Includes maximum sales charge through 8/31/03. Inception date of these classes is 01/01/99

SHARE        ONE          SINCE
CLASS        YEAR         INCEPTION
-----------------------------------
A            1.29%         (4.15)%
B            0.55%         (4.18)%

SM&R Equity Income Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary from Class T as shown above due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SM&R EQUITY INCOME FUND

HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2002

COMMON STOCK                                             SHARES        VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 2.15%
Lockheed Martin Corporation                               22,600   $   1,157,798
Northrop Grumman Corporation                              12,000       1,145,760
                                                                       2,303,558

AUTOMOBILES -- 2.03%
Ford Motor Company                                        88,074       1,018,135
General Motors Corporation                                28,000       1,150,800
                                                                       2,168,935

BANKS -- 7.85%
Bank of America Corporation                               40,000       3,170,000
PNC Financial Services Group                              33,400       1,589,840
U.S. Bancorp                                              67,500       1,613,250
Wells Fargo Company                                       40,500       2,030,670
                                                                       8,403,760

BEVERAGES -- 3.11%
Anheuser-Busch Companies, Incorporated                    18,500         953,490
Coca-Cola Company                                         35,600       1,549,312
PepsiCo, Incorporated                                     18,600         828,444
                                                                       3,331,246

BIOTECHNOLOGY -- 0.89%
Amgen Incorporated*                                       14,400         948,960

BUILDING PRODUCTS -- 0.61%
American Standard Companies Incorporated*                  8,200         657,558

CHEMICALS -- 1.37%
Dow Chemical Company (The)                                20,100   $     694,053
E.I. du Pont de Nemours and Company                       17,200         769,528
                                                                       1,463,581

COMMERCIAL SERVICES & SUPPLIES -- 0.81%
Banta Corporation                                         25,000         868,250

COMMUNICATIONS EQUIPMENT -- 0.71%
Cisco Systems, Incorporated*                              39,600         758,340

COMPUTERS & PERIPHERALS -- 0.85%
International Business Machines Corporation               11,100         910,311

CONTAINERS & PACKAGING -- 0.50%
Sealed Air Corporation*                                   11,100         540,126

DIVERSIFIED FINANCIALS -- 7.12%
Citigroup, Incorporated                                   68,400       2,965,140
J.P. Morgan Chase & Company                               70,850       2,424,487
Morgan Stanley                                            45,800       2,234,582
                                                                       7,624,209

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.37%
Alltel Corporation                                         9,650         441,970
Verizon Communications                                    15,200         536,864
Vodafone Group PLC ADR                                    26,700         488,610
                                                                       1,467,444

COMMON STOCK                                             SHARES        VALUE
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 2.58%
Ameren Corporation                                        15,200   $     646,000
CenterPoint Energy, Incorporated                          25,600         217,344
Constellation Energy Group                                26,300         957,057
DTE Energy Company                                        24,400         851,804
Reliant Resources, Incorporated*                          20,188          93,269
                                                                       2,765,474

ENERGY EQUIPMENT & SERVICES -- 0.46%
Schlumberger Limited                                      10,000         495,100

FOOD PRODUCTS -- 3.14%
ConAgra Foods, Incorporated                               40,000         880,000
H.J. Heinz Company                                        19,000         614,840
McCormick & Company, Incorporated                         19,500         520,650
Sara Lee Corporation                                      47,300         897,754
Sensient Technologies Corporation                         21,500         447,200
                                                                       3,360,444

FOOD & DRUG RETAILING -- 3.11%
Wal-Mart Stores, Incorporated                             56,300       3,331,271

HEALTH CARE EQUIPMENT & SUPPLIES -- 1.13%
Beckman Coulter, Incorporated                             22,800       1,011,180
Zimmer Holdings, Incorporated*                             3,760         194,542
                                                                       1,205,722

HEALTH CARE PROVIDERS & SERVICES -- 0.65%
Health Management Associates, Incorporated (Class A)      22,700         505,756
Tenet Healthcare Corporation*                             11,550         185,378
                                                                         691,134

HOTELS, RESTAURANTS & LEISURE -- 1.37%
Starwood Hotels & Resorts Worldwide,
  Incorporated                                            43,500   $   1,471,605

HOUSEHOLD DURABLES -- 1.16%
Stanley Works (The)                                       17,900         541,833
Whirlpool Corporation                                     10,000         695,800
                                                                       1,237,633

HOUSEHOLD PRODUCTS -- 2.63%
Kimberly-Clark Corporation                                13,600         695,096
Newell Rubbermaid Incorporated                            17,800         422,750
Procter & Gamble Company                                  19,500       1,702,155
                                                                       2,820,001

INDUSTRIAL CONGLOMERATES -- 4.79%
3M Company                                                 5,100         726,597
Danaher Corporation                                       12,500         965,625
General Electric Company                                 116,250       3,437,512
                                                                       5,129,734

INSURANCE -- 3.81%
American International Group, Incorporated                33,100       1,971,767
CIGNA Corporation                                         13,600         648,448
Prudential Financial, Incorporated                        34,400       1,252,504
Travelers Property Casualty Corporation (Class A)          4,424          68,085
Travelers Property Casualty Corporation (Class B)          9,089         140,789
                                                                       4,081,593

COMMON STOCK                                             SHARES        VALUE
--------------------------------------------------------------------------------
MACHINERY -- 2.08%
Caterpillar Incorporated                                  15,300   $   1,098,999
Ingersoll-Rand Company (Class A)                          18,900       1,124,928
                                                                       2,223,927

MEDIA -- 4.04%
AOL Time Warner Incorporated*                             62,100       1,015,956
Comcast Corporation (Special Class A )*                   20,000         567,200
Cox Communications, Incorporated (Class A)*                9,700         317,384
Viacom Incorporated (Class B)                             23,300       1,048,500
Walt Disney Company (The)                                 66,900       1,371,450
                                                                       4,320,490

MULTI-LINE RETAIL -- 1.38%
Federated Department Stores, Incorporated                 33,700       1,472,690

OIL & GAS -- 6.88%
Anadarko Petroleum Corporation                            13,600         591,600
BP PLC ADR                                                23,610         985,009
Chevron Texaco Corporation                                16,760       1,221,301
Exxon Mobil Corporation                                   80,000       3,016,000
Royal Dutch Petroleum Company ADR                         34,500       1,548,015
                                                                       7,361,925

PAPER & FOREST PRODUCTS -- 1.71%
International Paper Company                                7,300   $     296,015
Plum Creek Timber Company, Incorporated                   41,500       1,085,225
Weyerhaeuser Company                                       7,600         452,200
                                                                       1,833,440

PHARMACEUTICALS -- 11.20%
Allergan, Incorporated                                     9,500         754,870
Bristol-Myers Squibb Company                              37,600         953,912
Johnson & Johnson                                         39,200       1,943,536
Merck & Company, Incorporated                             33,300       1,675,656
Pfizer, Incorporated                                     130,480       3,903,962
Watson Pharmaceuticals, Incorporated*                     27,000       1,109,700
Wyeth                                                     38,600       1,654,010
                                                                      11,995,646

REAL ESTATE -- 6.38%
CenterPoint Properties Corporation                        44,500       2,821,300
Health Care Property Investors, Incorporated              35,700       1,501,185
Public Storage, Incorporated                              30,500       1,125,145
Weingarten Realty Investors                               30,900       1,383,084
                                                                       6,830,714

ROAD & RAIL -- 1.01%
USFreightways Corporation                                 34,000       1,082,900

SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.61%
Intel Corporation                                         81,600       2,335,392
Texas Instruments Incorporated                            19,200         457,920
                                                                       2,793,312

COMMON STOCK                                             SHARES        VALUE
--------------------------------------------------------------------------------
SOFTWARE -- 3.29%
Microsoft Corporation                                    133,000   $   3,527,160

SPECIALTY RETAIL -- 1.41%
Limited Brands                                            46,900         795,424
Lowe's Companies, Incorporated                            13,000         713,180
                                                                       1,508,604

TOBACCO -- 0.98%
Altria Group, Incorporated                                14,700         605,934
R.J. Reynolds Tobacco Holdings, Incorporated              12,949         442,208
                                                                       1,048,142

TRADING COMPANIES & DISTRIBUTORS -- 0.36%
W.W. Grainger, Incorporated                                7,700         383,691

TOTAL COMMON STOCK -- 97.53%
(Cost $95,816,123)                                                   104,418,630

CASH EQUIVALENTS
SM&R Money Market Fund, 0.52% (a)                            638             638

TOTAL CASH EQUIVALENTS -- 0.00%
(Cost $ 638)                                                                 638

COMMERCIAL PAPER                                     FACE AMOUNT       VALUE
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 0.74%
General Motors Acceptance Corporation,
  1.17%, 09/04/03                                   $    791,000   $     790,923

FOOD PRODUCTS -- 1.62%
Kraft Foods Incorporated, 1.20%, 09/02/03                607,000         606,980
Kraft Foods Incorporated, 1.20%, 09/08/03              1,127,000       1,126,737
                                                                       1,733,717

TOTAL COMMERCIAL PAPER -- 2.36%
(Cost $2,524,640)                                                      2,524,640

TOTAL INVESTMENTS -- 99.89%
(Cost $98,341,401)                                                   106,943,908

CASH AND OTHER ASSETS, LESS LIABILITIES -- 0.11%
                                                                         121,197

NET ASSETS -- 100.00%                                              $ 107,065,105
                                                                   =============

ABBREVIATIONS
ADR - American Depository Receipt

* Non-income producing securities

Note to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2003. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Equity Income Fund are affiliated by having the same investment adviser.

See notes to financial statements.

SM&R EQUITY INCOME FUND

FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2003

ASSETS
Investments in securities, at value (Cost $98,341,401)            $  106,943,908
Receivable for:
  Capital stock sold                                                       4,587
  Dividends                                                              244,105
  Expense Reimbursement                                                    2,228
Other assets                                                              62,725
  TOTAL ASSETS                                                       107,257,553

LIABILITIES
Capital stock reacquired                                                  58,213
Accrued:
  Investment advisory fee                                                 67,028
  Service fee                                                             22,298
  Distribution fee                                                        15,252
Other liabilities                                                         29,657
  TOTAL LIABILITIES                                                      192,448
  NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                   $  107,065,105

NET ASSETS:
Class A                                                           $    5,939,805
Class B                                                           $    6,182,464
Class T                                                           $   94,942,836
  TOTAL NET ASSETS:                                               $  107,065,105

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                          50,000,000
  Outstanding                                                            296,609
Class B:
  Authorized                                                          25,000,000
  Outstanding                                                            317,987
Class T:
  Authorized                                                          75,000,000
  Outstanding                                                          4,617,333
Class A:
  Net asset value and redemption price per share                  $        20.03
  Offering price per share:
      (Net Assets value of $20.03/95.00%)                         $        21.08
Class B:
  Net asset value and offering  price per share                   $        19.44
Class T:
  Net asset value and redemption price per share                  $        20.56
  Offering price per share:
      (Net Assets value of $20.56/94.25%)                         $        21.82

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2003

INVESTMENT INCOME
Dividends                                                         $    2,523,167
Interest                                                                  55,633
  TOTAL INVESTMENT INCOME                                              2,578,800

EXPENSES
Investment advisory fees                                                 776,786
Service fees                                                             258,541
Professional fees                                                         16,431
Custody and transaction fees                                              20,038
Directors' fees                                                            9,024
Qualification fees                                                        25,410
Shareholder reporting expenses                                            36,384
Insurance expenses                                                        32,165
Distribution fees                                                         55,737
Other expenses                                                                 9
  TOTAL EXPENSES                                                       1,230,525
  LESS EXPENSES REIMBURSED                                               (26,006)
  NET EXPENSES                                                         1,204,519
  INVESTMENT INCOME--NET                                               1,374,281

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                      (3,231,463)
Change in unrealized appreciation of investments for the year          7,903,312
NET GAIN ON INVESTMENTS                                                4,671,849
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $    6,046,130

STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED AUGUST 31,
                                                         2003            2002
                                                   -------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Investment income--net                             $    1,374,281   $    1,621,294
Net realized loss on investments                       (3,231,463)      (2,141,098)
Change in unrealized appreciation (depreciation)        7,903,312      (21,190,040)
Net increase (decrease) in net assets resulting
  from operations                                       6,046,130      (21,709,844)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income--net
  Class A                                                 (73,915)         (66,630)
  Class B                                                 (58,246)         (50,927)
  Class T                                              (1,284,991)      (1,619,324)
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                  (1,417,152)      (1,736,881)

CAPITAL SHARE TRANSACTIONS -- NET
Class A                                                   154,525          239,362
Class B                                                    89,680        1,215,450
Class T                                               (12,527,527)     (13,872,674)
  TOTAL NET CAPITAL SHARE TRANSACTIONS                (12,283,322)     (12,417,862)
  TOTAL DECREASE                                       (7,654,344)     (35,864,587)

NET ASSETS
Beginning of year                                     114,719,449      150,584,036
End of year                                        $  107,065,105   $  114,719,449
----------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME                $      248,562   $      291,433

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

                                                                                 CLASS T SHARES
                                             -------------------------------------------------------------------------------------
                                                                        8 MONTHS ENDED
                                               YEAR ENDED AUGUST 31,      AUGUST 31,             YEAR ENDED DECEMBER 31,
                                             -------------------------   -----------     -----------------------------------------
                                                 2003         2002          2001            2000          1999          1998
                                             -------------------------   -----------     -----------------------------------------
Net Asset Value, Beginning of Period         $     19.51   $     23.26   $     25.76     $     25.30   $     28.02   $     26.99
Investment income -- net                            0.27          0.27          0.24            0.46          0.54          0.62
Net realized and unrealized gain
  (loss) on investments                             1.04         (3.74)        (2.57)           1.54         (0.96)         2.50
                                             -------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS              1.31         (3.47)        (2.33)           2.00         (0.42)         3.12

Less distributions from
  Investment income -- net                         (0.26)        (0.28)        (0.17)          (0.46)        (0.54)        (0.62)
  Capital gains                                       --            --            --           (1.08)        (1.76)        (1.47)
                                             -------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                          (0.26)        (0.28)        (0.17)          (1.54)        (2.30)        (2.09)
                                             -------------------------------------------------------------------------------------
Net Asset Value, End of Period               $     20.56   $     19.51   $     23.26     $     25.76   $     25.30   $     28.02
                                             =====================================================================================
      TOTAL RETURN (1)                              6.83%       (15.03)%       (9.07)%**        8.99%        (1.39)%       12.11%
                                             ======================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period (000's omitted)    $    94,943   $   103,396   $   138,566     $   160,319   $   187,988   $   218,980
Ratio of expenses to average net assets             1.12%         1.07%         1.06%*          1.05%         1.05%         1.01%
Ratio of net investment income to
  average net assets                                1.36%         1.26%         1.43%*          1.73%         1.94%         2.22%
Portfolio turnover rate                             7.57%        30.99%        18.15%          22.05%         9.81%        19.29%

                                                                                       CLASS A SHARES
                                                          --------------------------------------------------------------------------
                                                                                                                       PERIOD FROM
                                                                                         8 MONTHS        YEAR ENDED     JAN. 1 TO
                                                             YEAR ENDED AUG. 31,      ENDED AUG. 31,      DEC. 31,       DEC. 31,
                                                          --------------------------------------------------------------------------
                                                             2003           2002           2001             2000           1999
                                                          --------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $    19.04     $    22.72     $    25.19       $    24.79    $    28.02
Investment income -- net                                        0.22           0.18           0.16             0.36          0.58
Net realized and unrealized gain (loss) on investments          1.01          (3.63)         (2.49)            1.50         (1.47)
                                                          --------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                              1.23          (3.45)         (2.33)            1.86         (0.89)
Less distributions from Investment income -- net               (0.24)         (0.23)         (0.14)           (0.38)        (0.58)
  Capital gains                                                   --             --             --            (1.08)        (1.76)
                                                          --------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                        (0.24)         (0.23)         (0.14)           (1.46)        (2.34)
                                                          --------------------------------------------------------------------------
Net Asset Value, End of Period                            $    20.03     $    19.04     $    22.72       $    25.19    $    24.79
                                                          ==========================================================================
    TOTAL RETURN (1)                                            6.61%        (15.27)%        (9.25)%**         8.61%        (3.01)%
                                                          ==========================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period (000's omitted)                 $    5,940     $    5,517     $    6,330       $    5,671    $    4,802
Ratio of expenses with reimbursement to
  average net assets (2)                                        1.26%          1.44%          1.45%*           1.49%         1.51%
Ratio of expenses without reimbursement to
  average net assets                                            1.50%          1.45%          1.45%*           1.49%         1.51%
Ratio of net investment income to average net assets            1.21%          0.88%          1.03%*           1.32%         1.53%
Portfolio turnover rate                                         7.57%         30.99%         18.15%           22.05%         9.81%

                                                                                       CLASS B SHARES
                                                          --------------------------------------------------------------------------
                                                                                                                       PERIOD FROM
                                                                                         8 MONTHS        YEAR ENDED     JAN. 1 TO
                                                             YEAR ENDED AUG. 31,      ENDED AUG. 31,      DEC. 31,       DEC. 31,
                                                          --------------------------------------------------------------------------
                                                             2003           2002           2001             2000           1999
                                                          --------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $    18.56     $    22.22     $    24.69       $    24.38    $    28.02
Investment income -- net                                        0.13           0.09           0.08             0.23          0.47
Net realized and unrealized gain (loss) on investments          0.94          (3.57)         (2.47)            1.45         (1.88)
                                                          --------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                              1.07          (3.48)         (2.39)            1.68         (1.41)
Less distributions from Investment income -- net               (0.19)         (0.18)         (0.08)           (0.29)        (0.47)
  Capital gains                                                   --             --             --            (1.08)        (1.76)
                                                          --------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                        (0.19)         (0.18)         (0.08)           (1.37)        (2.23)
                                                          --------------------------------------------------------------------------
Net Asset Value, End of Period                            $    19.44     $    18.56     $    22.22       $    24.69    $    24.38
                                                          ==========================================================================
    TOTAL RETURN (1)                                            5.85%        (15.72)% `      (9.68)%**         7.95%        (4.86)%
                                                          ==========================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period (000's omitted)                 $    6,182     $    5,806     $    5,688       $    5,324    $    4,343
Ratio of expenses with reimbursement to
  average net assets (2)                                        1.76%          1.94%          1.98%*           1.99%         2.01%
Ratio of expenses without reimbursement to
  average net assets                                            1.99%          1.95%          1.98%*           1.99%         2.01%
Ratio of net investment income to average net assets            0.71%          0.37%          0.50%*           0.74%         1.03%
Portfolio turnover rate                                         7.57%         30.99%         18.15%           22.05%         9.81%

*  Ratios annualized
** Returns are not annualized
(1) Does not include the effect of sales charge
(2) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 1.26% for Class A and 1.76% for Class B.

See notes to financial statements.

SM&R BALANCED FUND

MANAGER COMMENTARY

A MESSAGE TO OUR SHAREHOLDERS.

The SM&R Balanced Fund continues to be positioned as the lowest risk fund in the SM&R Equity Funds group. The Fund strives to maintain the objective of providing a balance of both growth and income through its portfolio blend of high-yielding stocks of well-known companies, as well as bonds and money market instruments. Throughout 2003, the fund's conservative blend of about 66% stocks, 26% bonds and 8% money market instruments has served our shareholders well. The equity portion of the Fund has produced a total return (capital appreciation and dividend income) of approximately 17.8% (at net asset value) while the bond portion of the Fund has returned approximately +6.5% (at net asset value) --both through 8/31/03. Overall, the Fund's Class T shares has produced a total return of 10.7% through 8/31/03, before sales charges (but after other expenses) versus a return of 11.0% for the Lipper Balanced Fund Index.

Within the Fund, we have begun shortening the duration of our fixed income holdings as we anticipate interest rates will rise over the next twelve to eighteen months. Because fixed income valuations move opposite of interest rates, shortening the duration of the Fund's holdings will help to minimize the expected decreasing valuations of the fixed income securities while allowing the Fund to continue to produce income. Within the equity portion of the fund, we utilize the same conservative stock selection disciplines used in the SM&R Equity Income and Growth Funds. The key is identifying stocks of superior companies and purchasing them at discounted valuations. During 2003, we have noted particular strength from our equity holdings in the technology, consumer discretionary and industrial sectors. We continue to maintain a position of primarily market neutral in regards to sector allocations relative to the S&P 500 Index weightings. While this may give the appearance of running contrary to our motto of being SM&R's most conservative fund, the stability of the fixed income portion allows us to increase the risk on the equity portion while keeping the overall portfolio structured conservatively.

The U.S. equity markets have risen strongly following a slow start to the year-with the Nasdaq returning 35.6%, the S&P 500 returning 16.0% and the Dow Jones Industrial Average returning 14.7% through the same time period of 8/31/03. The Fund's strong equity position has allowed our shareholders to reap the rewards of this equity rally, while continuing to produce an attractive income stream of approximately 6% from the bond holdings. We believe we have achieved our goal of providing consistently positive performance in strong up markets while positioning the Fund for a cushion as equity markets decline. The conservative and low risk balanced approach has enabled SM&R to provide upside potential while protecting the downside via this uniquely positioned Fund.

As the first half of 2003 closes, the financial markets have been reawakened with guarded optimism over future economic prospects. Economic data for June suggests that the U.S. economy is beginning to accelerate after eighteen months into the sluggish recovery. Retail sales in the second quarter and into the third quarter have been strong at 3% or more. Nearly $30 billion in tax relief expected during the third quarter from lower tax rates and an increased child tax credit will boost disposable income for consumers. The manufacturing sector is picking up along with the growth in final sales and tight inventory conditions. Housing starts rose 3.7% in June and the key question will be if the recent rise in interest rates will depress the housing market as mortgage rates inch upwards. The strength in the stock market and weakness in the bond market along with recent economic data suggests that 4% growth in GDP is likely for the fourth quarter of 2003.

However, the recovery remains sluggish, as revealed in labor market data where payrolls have yet to increase. The June payroll is 2.5 million below the level when the recession began in March 2001, and nearly a million below the level when the expansion began in November 2001. The jobless rate rose from 5.9% in the fourth quarter of 2002 to 6.4% in June 2003 (and up from 4% in the second quarter of 2000.) The labor market weakness has been both more severe and more widespread than in recent expansions.

Another cautionary signal, the worsening U.S. budget deficit, has heightened worries about future fiscal policy options. In the short-term, it is expected that the rising federal deficit will push up interest rates and weaken the dollar. Longer-term, there is concern over the aging population and unprecedented government commitments to support retirees and the elderly. The current budget deficit for 2003 is forecast at $450-500 billion. Comparatively, the Office of Management and Budget forecasted a 2003 budget deficit of $304 billion as early as February of this year. Interest rates will reflect this worsening condition because the deficit is the amount the Treasury will have to borrow via Treasury auctions.

The SM&R Balanced Fund is well positioned for the current recovery with its holdings in technology, industrials and consumer cyclicals, while also providing exposure to defensive sectors such as healthcare, financials and consumer staples, should the recovery falter. We continue to maintain faith that select technology names have a place in nearly all portfolios but are cautious of renewed historically high valuations and unrealistic growth expectations across the sector. This positioning should provide upside for the equity portion of the Fund, while the fixed income portion protects the overall portfolio value from the potentially sustained market correction.


Sincerely,

/s/ Andrew R. Duncan
Andrew R. Duncan, CFA, Portfolio Manager
SM&R Balanced Fund

[CHART]

   ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R BALANCED FUND, CLASS T, AT OFFERING PRICE, AND LIPPER BALANCED FUND INDEX AND THE S&P 500

                               SM&R BALANCED FUND

                 BALANCED            S&P 500        LIPPER BALANCED FUND
 9/1/1993        $  9,426           $ 10,000              $ 10,000
8/31/1994        $  9,911           $ 10,547              $ 10,215
8/31/1995        $ 11,156           $ 12,809              $ 11,585
8/31/1996        $ 12,198           $ 15,208              $ 12,792
8/31/1997        $ 14,882           $ 21,390              $ 15,957
8/31/1998        $ 15,135           $ 23,121              $ 16,674
8/31/1999        $ 18,084           $ 32,329              $ 19,995
8/31/2000        $ 21,718           $ 37,605              $ 22,402
8/31/2001        $ 19,136           $ 28,434              $ 20,658
8/31/2002        $ 17,975           $ 23,317              $ 18,858
8/31/2003        $ 19,225           $ 26,132              $ 20,753

AVERAGE ANNUAL RETURN
Includes maximum sales charge of 5.75% through 8/31/03 for Class T Shares

10 YEAR        7.04%
5 YEAR        (2.63)%
1 YEAR        11.46%

AVERAGE ANNUAL RETURN
Includes maximum sales charge through 8/31/03. Inception date of these classes is 01/01/99

SHARE        ONE          SINCE
CLASS        YEAR         INCEPTION
-----------------------------------
A          (10.99)%        (1.56)%
B          (11.34)%        (1.59)%

SM&R Balanced Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SM&R BALANCED FUND

HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2003

COMMON STOCK                                              SHARES       VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.59%
Honeywell International Incorporated                       5,600   $     162,344

AIR FREIGHT & COURIERS -- 0.35%
United Parcel Service,
  Incorporated (Class B)                                   1,500          94,140

AUTOMOBILES -- 0.87%
Ford Motor Company                                        10,668         123,322
General Motors Corporation                                 2,800         115,080
                                                                         238,402

BANKS -- 7.14%
Bank of America Corporation                                9,000         713,250
Bank One Corporation                                       3,000         118,410
PNC Financial Services Group                               5,800         276,080
U.S. Bancorp                                              13,800         329,820
Wachovia Corporation                                       3,400         143,310
Wells Fargo Company                                        7,400         371,036
                                                                       1,951,906

BEVERAGES -- 1.95%
Anheuser-Busch Companies,
  Incorporated                                             3,000         154,620
Coca-Cola Company                                          5,700         248,064
PepsiCo, Incorporated                                      2,900         129,166
                                                                         531,850

BIOTECHNOLOGY -- 0.58%
Amgen Incorporated*                                        2,400   $     158,160

BUILDING PRODUCTS -- 0.41%
American Standard Companies
  Incorporated*                                            1,400         112,266

CHEMICALS -- 0.84%
Dow Chemical Company (The)                                 3,000         103,590
E.I. du Pont de Nemours and Company                        2,800         125,272
                                                                         228,862

COMMERCIAL SERVICES & SUPPLIES -- 1.06%
Banta Corporation                                          5,000         173,650
H & R Block, Incorporated                                  2,600         114,660
                                                                         288,310

COMMUNICATIONS EQUIPMENT -- 1.68%
Cisco Systems, Incorporated*                              22,000         421,300
QUALCOMM Incorporated                                        900          37,152
                                                                         458,452

COMPUTERS & PERIPHERALS -- 3.11%
Dell Computer Corporation*                                 6,600         215,358
EMC Corporation*                                          19,200         244,800
Hewlett-Packard Company                                    1,700          33,864
International Business Machines
  Corporation                                              3,600         295,236
Sun Microsystems, Incorporated*                           15,900          61,374
                                                                         850,632

COMMON STOCK                                              SHARES       VALUE
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.41%
Sealed Air Corporation*                                    2,300   $     111,918

DIVERSIFIED FINANCIALS -- 4.43%
American Express Company                                   3,400         153,170
Citigroup, Incorporated                                   13,800         598,230
Countrywide Financial Corporation                          2,600         176,410
Morgan Stanley                                             5,800         282,982
                                                                       1,210,792

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.47%
Alltel Corporation                                         1,900          87,020
SBC Communications Incorporated                            7,600         170,924
Verizon Communications                                     1,380          48,742
Vodafone Group PLC ADR                                     5,200          95,160
                                                                         401,846

ELECTRIC UTILITIES -- 1.81%
Ameren Corporation                                         2,900         123,250
CenterPoint Energy, Incorporated                           5,200          44,148
Constellation Energy Group                                 4,800         174,672
DTE Energy Company                                         3,800         132,658
Reliant Resources, Incorporated*                           3,975          18,365
                                                                         493,093

ENERGY EQUIPMENT & SERVICES -- 0.69%
Schlumberger Limited                                       3,800   $     188,138

FOOD PRODUCTS -- 2.31%
ConAgra Foods, Incorporated                                5,800         127,600
H.J. Heinz Company                                         2,500          80,900
McCormick & Company, Incorporated                          5,400         144,180
Sara Lee Corporation                                       6,900         130,962
Sensient Technologies Corporation                          7,100         147,680
                                                                         631,322

FOOD & DRUG RETAILING -- 1.93%
Wal-Mart Stores, Incorporated                              8,900         526,613

HEALTH CARE EQUIPMENT & SUPPLIES -- 1.63%
Abbott Laboratories                                        4,000         161,200
Beckman Coulter, Incorporated                              6,100         270,535
Zimmer Holdings, Incorporated*                               260          13,452
                                                                         445,187

HEALTH CARE PROVIDERS & SERVICES -- 0.40%
Health Management Associates,
  Incorporated (Class A)                                   3,600          80,208
Tenet Healthcare Corporation*                              1,750          28,087
                                                                         108,295

COMMON STOCK                                           SHARES          VALUE
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 0.87%
Starwood Hotels & Resorts Worldwide,
  Incorporated                                             7,000   $     236,810

HOUSEHOLD DURABLES -- 1.39%
Black & Decker Corporation                                 6,600         282,348
Stanley Works (The)                                        3,200          96,864
                                                                         379,212

HOUSEHOLD PRODUCTS -- 1.79%
Kimberly-Clark Corporation                                 2,100         107,331
Newell Rubbermaid Incorporated                             3,600          85,500
Procter & Gamble Company                                   3,400         296,786
                                                                         489,617

INDUSTRIAL CONGLOMERATES -- 3.21%
3M Company                                                   900         128,223
Danaher Corporation                                        1,900         146,775
General Electric Company                                  20,400         603,228
                                                                         878,226

INFORMATION TECHNOLOGY CONSULTING
  & SERVICES -- 0.09%
Electronic Data Systems Corporation                          600          13,098
Sungard Data Systems Incorporated*                           400          11,280
                                                                          24,378

INSURANCE -- 2.30%
American International Group,
  Incorporated                                             5,431   $     323,525
CIGNA Corporation                                          1,600          76,288
Prudential Financial, Incorporated                         5,500         200,255
Travelers Property Casualty
  Corporation (Class A)                                      649           9,988
Travelers Property Casualty
  Corporation (Class B)                                    1,223          18,944
                                                                         629,000

LEISURE EQUIPMENT & PRODUCTS -- 0.44%
Brunswick Corporation                                      4,500         121,410

MACHINERY -- 1.19%
Caterpillar Incorporated                                   2,200         158,026
Ingersoll-Rand Company (Class A)                           2,800         166,656
                                                                         324,682

MEDIA -- 1.77%
Comcast Corporation
  (Special Class A )*                                      2,000          56,720
Cox Communications,
  Incorporated (Class A)*                                  1,600          52,352
Viacom Incorporated (Class B)*                             3,800         171,000
Walt Disney Company (The)                                  9,900         202,950
                                                                         483,022

COMMON STOCK                                           SHARES          VALUE
--------------------------------------------------------------------------------
METALS & MINING -- 0.31%
Alcoa Incorporated                                         3,000   $      85,680

MULTI-LINE RETAIL -- 0.90%
Federated Department Stores,
  Incorporated*                                            5,600         244,720

OIL & GAS -- 3.63%
Anadarko Petroleum Corporation                             1,700          73,950
BP PLC ADR                                                 4,892         204,094
ChevronTexaco Corporation                                  2,500         182,175
Exxon Mobil Corporation                                    6,200         233,740
Royal Dutch Petroleum Company ADR                          4,000         179,480
Unocal Corporation                                         3,900         119,418
                                                                         992,857

PAPER & FOREST PRODUCTS -- 0.42%
International Paper Company                                1,200          48,660
Weyerhaeuser Company                                       1,100          65,450
                                                                         114,110

PERSONAL PRODUCTS -- 0.27%
Gillette Company (The)                                     2,300          74,658

PHARMACEUTICALS -- 6.87%
Allergan, Incorporated                                     1,600         127,136
Bristol-Myers Squibb Company                               5,500         139,535
Johnson & Johnson                                          8,800         436,304
Merck & Company, Incorporated                              5,100         256,632
Pfizer, Incorporated                                      20,555         615,006
Watson Pharmaceuticals, Incorporated*                      4,200         172,620
Wyeth                                                      3,000         128,550
                                                                       1,875,783

ROAD & RAIL -- 0.58%
USFreightways Corporation                                  5,000   $     159,250

SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.54%
Intel Corporation                                         20,600         589,572
Texas Instruments Incorporated                             4,400         104,940
                                                                         694,512

SOFTWARE -- 2.58%
Microsoft Corporation                                     22,200         588,744
Oracle Corporation*                                        3,500          44,730
VERITAS Software Corporation*                              2,100          72,408
                                                                         705,882

SPECIALTY RETAIL -- 1.70%
Home Depot, Incorporated (The)                             5,900         189,744
Limited Brands                                             7,200         122,112
Lowe's Companies, Incorporated                             2,800         153,608
                                                                         465,464

TRADING COMPANIES & DISTRIBUTORS -- 0.42%
W.W. Grainger, Incorporated                                2,300         114,609

TOTAL COMMON STOCK -- 66.93%
(Cost $16,316,746)                                                    18,286,410

BONDS AND NOTES                                     FACE AMOUNT        VALUE
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 1.85%
Cooper Tire & Rubber Company,
  7.75%, 12/15/09                                   $    450,000   $     505,381

BANKS -- 2.03%
Royal Bank of Scotland, yankee bond,
  6.40%, 04/01/09                                        500,000         555,441

DIVERSIFIED FINANCIALS -- 1.95%
Morgan (J.P.) & Company, Incorporated,
  6.00%, 01/15/09                                        500,000         533,214

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.50%
Koninklijke Philips Electronics, yankee
  bond, 8.375%, 09/15/06                                 600,000         683,736

INDUSTRIAL CONGLOMERATES -- 3.01%
Tyco International Group, yankee bond,
  5.875%, 11/01/04                                       800,000         821,000

INSURANCE -- 1.96%
Mony Group Incorporated (The),
  8.35%, 03/15/10                                        500,000         534,635

REAL ESTATE -- 2.06%
Weingarten Realty Investors,
  7.35%, 07/20/09                                        500,000         563,408

TRANSPORTATION INFRASTRUCTURE -- 3.01%
Hertz Corporation,
  7.40%, 03/01/11                                        455,000         457,792
Union Tank Car Company,
  6.63%, 10/03/04                                        345,000         363,796
                                                                         821,588

U S GOVERNMENT AGENCY SECURITIES -- 2.99%
Federal Home Loan Bank,
  5.10%, 12/14/07                                   $    500,000   $     515,326
Federal Home Loan Mortgage
  Corporation, 7.00%, 09/15/07                           238,148         243,258
Federal Home Loan Mortgage Corporation,
  Pool #298759, 8.00%, 08/01/17                            6,487           7,048
Federal Home Loan Mortgage Corporation,
  Pool #284839, 8.50%, 01/01/17                           10,632          11,619
Federal National Mortgage Association,
  Pool #048974, 8.00%, 06/01/17                           36,945          40,211
                                                                         817,462

U S GOVERNMENT SECURITIES -- 3.74%
U S Treasury Note, 5.875%,
  02/15/04 (a)                                         1,000,000       1,021,523

TOTAL BONDS AND NOTES -- 25.10%
(Cost $6,372,843)                                                      6,857,388

CASH EQUIVALENTS                                            SHARES       VALUE
--------------------------------------------------------------------------------
SM&R Money Market Fund, 0.52% (a)                            799             799

TOTAL CASH EQUIVALENTS -- 0.00%
(Cost $ 799)                                                                 799

COMMERCIAL PAPER                                     FACE AMOUNT        VALUE
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 2.01%
General Motors Acceptance Corporation,
  1.17%, 09/04/03                                   $    550,000         549,946

FOOD PRODUCTS -- 5.40%
Kraft Foods Incorporated,
  1.20%, 09/02/03                                        975,000         974,968
Kraft Foods Incorporated,
  1.19%, 09/05/03                                        500,000         499,934
                                                                       1,474,902

TOTAL COMMERCIAL PAPER -- 7.41%
(Cost $2,024,848)                                                      2,024,848

TOTAL INVESTMENTS -- 99.44%
(Cost $24,715,236)                                                    27,169,445

CASH AND OTHER ASSETS, LESS LIABILITIES -- 0.56%
                                                                         154,072

NET ASSETS -- 100.00%                                              $  27,323,517
                                                                   =============

ABBREVIATIONS
ADR  - American Depository Receipt
* Non-income producing securities

Note to Schedule of Investments
(a) Long term obligations that will mature in less than one year.
(b) The rate quoted is the annualized seven-day yield of the fund at August 31, 2003. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Balanced Fund are affiliated by having the same investment adviser.

See notes to financial statements.

SM&R BALANCED FUND

FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2003

ASSETS
Investments in securities,
  at value (Cost $24,715,236)                                      $  27,169,445
Prepaid expenses                                                           1,631
Receivable for:
  Investments securities sold                                                452
  Capital stock sold                                                      12,529
  Dividends                                                               36,366
  Interest                                                               137,758
  Expense Reimbursement                                                    1,070
Other assets                                                              15,067
  TOTAL ASSETS                                                        27,374,318

LIABILITIES
Capital stock reacquired                                                   3,232
Accrued:
  Investment advisory fee                                                 17,229
  Service fee                                                              5,743
  Distribution fee                                                         6,683
Other liabilities                                                         17,914
  TOTAL LIABILITIES                                                       50,801
  NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                    $  27,323,517

NET ASSETS:
Class A                                                            $   3,418,775
Class B                                                            $   2,335,916
Class T                                                            $  21,568,826
  Total Net Assets:                                                $  27,323,517

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                          50,000,000
  Outstanding                                                            205,311
Class B:
  Authorized                                                          25,000,000
  Outstanding                                                            138,783
Class T:
  Authorized                                                          25,000,000
  Outstanding                                                          1,255,330
Class A:
  Net asset value and redemption price per share                   $       16.65
  Offering price per share:
    (Net Assets value of $16.65/95.00%)                            $       17.53
Class B:
  Net asset value and offering  price per share                    $       16.83
Class T:
  Net asset value and redemption price per share                   $       17.18
  Offering price per share:
    (Net Assets value of $17.18/94.25%)                            $       18.23

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2002

INVESTMENT INCOME
Dividends                                                       $      343,689
Interest                                                               515,715
  TOTAL INVESTMENT INCOME                                              859,404

EXPENSES
Investment advisory fees                                               194,127
Service fees                                                            64,709
Professional fees                                                       12,575
Custody and transaction fees                                            15,475
Directors' fees                                                          8,980
Qualification fees                                                      23,571
Shareholder reporting expenses                                           6,792
Insurance expenses                                                       8,190
Distribution fees                                                       23,830
Other expenses                                                               9
  TOTAL EXPENSES                                                       358,258
  LESS EXPENSES REIMBURSED                                             (22,399)
  NET EXPENSES                                                         335,859
  INVESTMENT INCOME--NET                                               523,545

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                      (759,011)
Change in unrealized appreciation
  of investments for the year                                        1,981,012
NET GAIN ON INVESTMENTS                                              1,222,001
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                               $    1,745,546

STATEMENT OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED AUGUST 31,
                                                                     2003             2002
                                                                -------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Investment income--net                                          $      523,545    $     689,458
Net realized gain
  (loss) on investments                                               (759,011)         303,181
Change in unrealized
  appreciation (depreciation)                                        1,981,012       (2,776,835)
Net increase (decrease)
  in net assets resulting from operations                            1,745,546       (1,784,196)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income--net
  Class A                                                              (76,409)         (77,849)
  Class B                                                              (40,931)         (45,601)
  Class T                                                             (451,037)        (573,591)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   (568,377)        (697,041)

CAPITAL SHARE TRANSACTIONS -- NET
Class A                                                                 79,843          742,333
Class B                                                                128,178          383,569
Class T                                                               (980,917)      (1,153,675)
TOTAL NET CAPITAL SHARE TRANSACTIONS                                  (772,896)         (27,773)
TOTAL INCREASE (DECREASE)                                              404,273       (2,509,010)

NET ASSETS
Beginning of year                                                   26,919,244       29,428,254
End of year                                                     $   27,323,517    $  26,919,244
-----------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME                             $       86,180    $     131,012

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

                                                                          CLASS T SHARES
                                            ---------------------------------------------------------------------------------------
                                                                        8 MONTHS ENDED
                                              YEAR ENDED AUGUST 31,       AUGUST 31,                YEAR ENDED DECEMBER 31,
                                            -------------------------   --------------     ----------------------------------------
                                               2003          2002            2001             2000           1999           1998
                                            -------------------------   --------------     ----------------------------------------
Net Asset Value, Beginning of Period        $    16.42     $    17.91     $    19.40       $    20.67     $    19.63     $    18.32
Investment income -- net                          0.34           0.43           0.31             0.56           0.42           0.48
Net realized and unrealized gain
  (loss) on investments                           0.77          (1.50)         (1.58)            0.01           1.84           1.96
                                            ---------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS              1.11          (1.07)         (1.27)            0.57           2.26           2.44
Less distributions from
  Investment income -- net                       (0.35)         (0.42)         (0.22)           (0.55)         (0.42)         (0.47)
  Capital gains                                     --             --             --            (1.29)         (0.80)         (0.66)
                                            ---------------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                          (0.35)         (0.42)         (0.22)           (1.84)         (1.22)         (1.13)
                                            ---------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    17.18     $    16.42     $    17.91       $    19.40     $    20.67     $    19.63
                                            =======================================================================================
    TOTAL RETURN (1)                              6.95%         (6.07)%        (6.54)%**         3.64%         11.87%         13.83%
                                            =======================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period (000's omitted)   $   21,569     $   21,631     $   24,798       $   28,223     $   30,146     $   29,367
Ratio of expenses with reimbursement
  to average net assets                           1.25%          1.25%          1.25%*           1.25%          1.25%          1.25%
Ratio of expenses without reimbursement
  to average net assets                           1.26%          1.27%          1.25%*           1.34%          1.41%          1.37%
Ratio of net investment income
  to average net assets                           2.08%          2.47%          2.52%*           2.63%          2.15%          2.55%
Portfolio turnover rate                          23.83%         25.80%         14.77%           13.17%         18.01%         16.01%

                                                                                     CLASS A SHARES
                                                     ------------------------------------------------------------------------
                                                                                                                  PERIOD FROM
                                                                                    8 MONTHS        YEAR ENDED     JAN. 1 TO
                                                         YEAR ENDED AUG.31,       ENDED AUG. 31,     DEC. 31,       DEC. 31,
                                                     ------------------------------------------------------------------------
                                                        2003           2002           2001             2000           1999
                                                     ------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                                $    15.93     $    17.44     $    18.93       $    20.30     $    19.63
Investment income -- net                                   0.32           0.39           0.23             0.37           0.47
Net realized and unrealized
  gain (loss) on investments                               0.77          (1.47)         (1.53)           (0.06)          1.47
                                                     ------------------------------------------------------------------------
  TOTAL FROM
    INVESTMENT OPERATIONS                                  1.09          (1.08)         (1.30)            0.31           1.94
Less distributions from
  Investment income -- net                                (0.37)         (0.43)         (0.19)           (0.39)         (0.47)
  Capital gains                                              --             --             --            (1.29)         (0.80)
                                                     ------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                     (0.37)         (0.43)         (0.19)           (1.68)         (1.27)
                                                     ------------------------------------------------------------------------
Net Asset Value, End of Period                       $    16.65     $    15.93     $    17.44       $    18.93     $    20.30
                                                     ========================================================================
    TOTAL RETURN (1)                                       7.02%         (6.29)%        (6.87)%**         3.35%         10.13%
                                                     ========================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of
  period (000's omitted)                             $    3,419     $    3,183     $    2,713       $    2,512     $    1,777
Ratio of expenses with
  reimbursement
  to average net assets (2)                                1.30%          1.45%          1.50%*           1.50%          1.51%
Ratio of expenses without
  reimbursement
  to average net assets                                    1.69%          1.73%          1.50%*           1.92%          1.51%
Ratio of net investment income
  to average net assets                                    2.02%          2.27%          1.98%*           2.40%          1.87%
Portfolio turnover rate                                   23.83%         25.80%         14.77%           13.17%         18.01%

                                                                                     CLASS B SHARES
                                                     ------------------------------------------------------------------------
                                                                                                                  PERIOD FROM
                                                                                    8 MONTHS        YEAR ENDED     JAN. 1 TO
                                                         YEAR ENDED AUG.31,       ENDED AUG. 31,     DEC. 31,       DEC. 31,
                                                     ------------------------------------------------------------------------
                                                        2003           2002           2001             2000           1999
                                                     ------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                                $    16.18     $    17.72     $    19.26       $    20.64     $    19.63
Investment income -- net                                   0.24           0.30           0.20             0.35           0.40
Net realized and unrealized
  gain (loss) on investments                               0.72          (1.47)         (1.59)           (0.08)          1.81
                                                     ------------------------------------------------------------------------
  TOTAL FROM
    INVESTMENT OPERATIONS                                  0.96          (1.17)         (1.39)            0.27           2.21
Less distributions from
  Investment income -- net                                (0.31)         (0.37)         (0.15)           (0.36)         (0.40)
  Capital gains                                              --             --             --            (1.29)         (0.80)
                                                     ------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                     (0.31)         (0.37)         (0.15)           (1.65)         (1.20)
                                                     ------------------------------------------------------------------------
Net Asset Value, End of Period                       $    16.83     $    16.18     $    17.72       $    19.26     $    20.64
                                                     ========================================================================
    TOTAL RETURN (1)                                       6.10%         (6.69)%        (7.23)%**         2.79%         11.52%
                                                     ========================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of
  period (000's omitted)                             $    2,336     $    2,105     $    1,917       $    2,081     $    1,119
Ratio of expenses with
  reimbursement
  to average net assets (2)                                1.80%          1.95%          2.00%*           2.00%          2.01%
Ratio of expenses without
  reimbursement
  to average net assets                                    2.18%          2.22%          2.00%*           2.23%          2.01%
Ratio of net investment income
  to average net assets                                    1.51%          1.77%          1.55%*           1.89%          1.36%
Portfolio turnover rate                                   23.83%         25.80%         14.77%           13.17%         18.01%

  *  Ratios annualized
 **  Returns are not annualized
(1)  Does not include the effect of sales charge
(2) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 1.30% for Class A and 1.80% for Class B.

See notes to financial statements.

[GRAPHIC]

FIXED INCOME the stabilizing force for 2002/2003

REJUVENATION

FIXED INCOME

TENANTS OF SM&R'S FIXED INCOME FUNDS...

1    WE'RE CONVINCED our fixed income investors are truly conservative and as such expect investment management prudence.

2    WE INVEST in high quality fixed income instruments.

3    WE MAKE few sector and interest rate bets.

4    WE FOCUS primarily on intermediate term securities to minimize price volatility.

5    WE GIVE primary importance to a reasonable and reliable dividend stream, with total return being a secondary goal.

SM&R GOVERNMENT BOND FUND

MANAGER COMMENTARY

INVESTMENT STRATEGY

The SM&R Government Bond Fund is focused on providing competitive levels of current income to the conservative investor through investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as securities of corporate issuers deemed to be of higher credit quality and financial strength.

Over the past fiscal year ending August 31, 2003, the Fund has provided a total return of 2.46% to Class T investors at net asset value. The year to date total return for the eight months ended August 31, 2003 was 0.24%. The Fund has an average maturity of 4.15 years, a market-weighted average coupon of 4.47%, and a modified duration of 3.56 years.

During the summer of 2003, within a short two-month time frame, the 10-year Treasury reached both its 45-year low in mid-June and a 12-month high in mid-August. Such short-term volatility in the Treasury market is rare, but is indicative of the mixed economic signals being interpreted by the market. While the job market remains weak and businesses have been slow to invest capital, the economy appears to be gaining stronger footing. Excess production capacity has enabled businesses to respond to broad-based strengthening in demand without yet adding jobs. Continued recovery will lead to expansion over time. Our long-term expectation for interest rates is based on the speed at which economic recovery progresses, the actions of the Federal Reserve, and the impact of expected large federal budget deficits over the next three years.

The Fed has made it very clear that it is in no hurry to raise rates until the recovery is well underway and jobs data improves. We expect the Fed to try to hold inflation near 2% and remain accommodative until evidence of a sustainable demand-led expansion is firm. Our expectation is that the Fed will gradually begin to raise short-term rates in mid-2004.

While inflationary forces are minimal, we expect some upward pressure on long-term interest rates as a result of supply from the Treasury as it issues debt to finance looming budget deficits. Additional upward pressure on long-term rates comes in the form of hedging strategies employed by mortgage backed securities holders, shortening overall portfolio duration as MBS product maturities tend to lengthen as rates rise.

Generally, in a rising rate environment, the bond market does not provide attractive nominal returns in relation to other asset classes, particularly equities. Even as rates rise, however, bonds will remain an important component of a well-diversified portfolio, and in current market conditions, could continue offering attractive returns on a risk-adjusted basis. Our Fund is well positioned for an upward trend in rates. While maturities are laddered, we have shortened the portfolio's duration over the last year to provide price protection of holdings.


Best Regards,

/s/ Anne M. LeMire

Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Government Bond Fund

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SM&R GOVERNMENT BOND
  FUND, CLASS T, AT OFFERING PRICE, AND THE LIPPER GENERAL U.S. GOVERNMENT FUND
                                      INDEX

                            SM&R GOVERNMENT BOND FUND

                 GOVT BOND     LIPPER GEN US GOVT FUND INDEX
 9/1/1993        $  9,552              $ 10,000
8/31/1994        $  9,322              $  9,639
8/31/1995        $ 10,426              $ 10,571
8/31/1996        $ 10,700              $ 10,855
8/31/1997        $ 11,703              $ 11,865
8/31/1998        $ 12,676              $ 13,101
8/31/1999        $ 12,772              $ 12,930
8/31/2000        $ 13,486              $ 13,849
8/31/2001        $ 15,090              $ 15,407
8/31/2002        $ 16,008              $ 16,678
8/31/2003        $ 16,402              $ 16,954

AVERAGE ANNUAL RETURN
Includes maximum sales charge of 4.5% through 8/31/03 for Class T Shares

10 YEAR       5.07%
 5 YEAR       4.32%
 1 YEAR      (2.18)%

AVERAGE ANNUAL RETURN
Includes maximum sales charge through 8/31/03. Inception date of these classes is 01/01/99

SHARE      ONE       SINCE
CLASS      YEAR      INCEPTION
-------------------------------
A         (2.34)%          3.92%
B         (1.13)%          4.54%

SM&R Government Bond Fund performance figures are historical and reflect reinvestemnt of all dividends and capital gains distrubutions and changes in net asset value. Returns for Class A and B will vary from Class T as shown above due to differences in expense and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The current maximum initial sales charge for Class A shares is 4.75%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declines to 1% in the third year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and prinicpal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemeption of fund shares.

SM&R GOVERNMENT BOND FUND

HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2003

                                            MATURITY          INTEREST/STATED                     FACE
CORPORATE BONDS                               DATE                RATE (%)                        AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 1.85%
MBNA Master Credit Card Trust               02/15/12               7.000                       $    500,000   $    569,066

METALS & MINING -- 3.05%
Carpenter Technology Corporation (a)        05/15/13               6.625                          1,000,000        941,064

TOTAL CORPORATE BONDS -- 4.90%
(Cost $1,517,755)                                                                                                1,510,130

FOREIGN BONDS

U S DOLLAR DENOMINATED FOREIGN
  GOVERNMENT BONDS -- 1.75%
Province of Quebec, Canada                  02/15/09               5.750                            500,000        538,254

TOTAL FOREIGN BONDS -- 1.75%
(Cost $466,284)                                                                                                    538,254

U S GOVERNMENT AGENCY &
U S GOVERNMENT SECURITIES

U S GOVERNMENT AGENCY SECURITIES -- 54.41%
Federal Home Loan Bank (b)                  08/05/04               7.380                            500,000        527,330
Federal Home Loan Bank                      08/15/05               3.250                            600,000        613,559
Federal Home Loan Bank                      10/25/05               6.230                            150,000        162,813
Federal Home Loan Mortgage Corporation      01/15/05               1.875                          2,000,000      2,003,902
Federal Home Loan Mortgage Corporation      08/01/05               6.750                            165,000        179,513
Federal Home Loan Mortgage Corporation      09/15/05               2.875                            500,000        506,575
Federal Home Loan Mortgage Corporation      03/15/07               4.875                          1,600,000      1,689,715
Federal Home Loan Mortgage Corporation      03/15/07               7.000                            164,413        170,237
Federal Home Loan Mortgage Corporation      09/15/07               3.500                          2,000,000      2,002,638

U S GOVERNMENT AGENCY &                     MATURITY          INTEREST/STATED                      FACE
U S GOVERNMENT SECURITIES                     DATE               RATE (%)                         AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
U S GOVERNMENT AGENCY SECURITIES -- 54.41% (cont'd)
Federal Home Loan Mortgage Corporation      09/15/07               7.000                       $    238,148   $    243,258
Federal Home Loan Mortgage Corporation      02/15/09               5.500                            502,510        506,470
Federal Home Loan Mortgage Corporation      08/20/12               5.125                          1,000,000      1,000,481
Federal Home Loan Mortgage Corporation      06/15/27               7.500                             32,063         32,108
Federal National Mortgage Association       06/18/07               4.750                          2,000,000      2,064,766
Federal National Mortgage Association       07/25/07               7.000                            108,153        109,947
Federal National Mortgage Association       11/15/07               3.250                          1,950,000      1,930,196
Federal National Mortgage Association       03/16/09               6.320                            250,000        257,543
Federal National Mortgage Association       08/01/12               5.250                            700,000        696,691
Federal National Mortgage Association       08/01/30               8.000                             15,995         17,201
Government National Mortgage Association    03/20/27               6.000                          2,000,000      2,042,788
Private Export Funding                      01/15/10               7.200                             15,000         17,317
                                                                                                                16,775,048

U S GOVERNMENT SECURITIES -- 29.64%
U S Treasury Notes                          02/28/05               1.500                            690,000        688,949
U S Treasury Notes                          05/15/06               6.875                          1,120,000      1,252,038
U S Treasury Notes                          02/15/08               3.000                          2,000,000      1,978,828
U S Treasury Notes                          05/15/08               2.625                          2,000,000      1,937,032
U S Treasury Notes                          05/15/08               5.625                            500,000        549,356
U S Treasury Notes                          11/15/08               4.750                            500,000        529,062
U S Treasury Notes                          05/15/09               5.500                          1,000,000      1,096,523
U S Treasury Notes                          08/15/10               5.750                          1,000,000      1,105,781
                                                                                                                 9,137,569
TOTAL U S GOVERNMENT AGENCY &
U S GOVERNMENT SECURITIES -- 84.05%
(Cost $26,213,537)                                                                                              25,912,617

SM&R GOVERNMENT BOND FUND

FINANCIALS

SCHEDULE OF INVESTMENTS August 31, 2003

U S GOVERNMENT AND AGENCY                   MATURITY          INTEREST/STATED                      FACE
SHORT-TERM OBLIGATIONS                        DATE               RATE (%)                         AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCIES -- 8.55%
Federal Home Loan Mortgage Corporation      09/02/03               1.060                       $    200,000   $    199,994
Federal Home Loan Mortgage Corporation      09/08/03               1.040                          1,638,000      1,637,669
Federal National Mortgage Association       09/10/03               1.020                            500,000        499,872
Federal National Mortgage Association       10/22/03               1.050                            300,000        299,554

TOTAL U S GOVERNMENT AND AGENCY
SHORT-TERM OBLIGATIONS -- 8.55%
(Cost $2,637,089)                                                                                                2,637,089

CASH EQUIVALENTS                                                                                   SHARES         VALUE
SM&R Money Market Fund, 0.52% (c)                                                                    83,975         83,975

TOTAL CASH EQUIVALENTS -- 0.27%
(Cost $83,975)                                                                                                      83,975

TOTAL INVESTMENTS -- 99.52%
(Cost $30,918,640)                                                                                              30,682,065

CASH AND OTHER ASSETS, LESS LIABILITIES -- 0.48%
                                                                                                                   147,417

TOTAL NET ASSETS -- 100.00%                                                                                   $ 30,829,482
                                                                                                              ============

Notes to Schedule of Investments
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration. At August 31, 2003, the market value of these securities amounted to $941,064 or 3.05% of net assets.
(b)  Long term obligations that will mature in less than one year.
(c) The rate quoted is the annualized seven-day yield of the fund at August 31, 2003.
     A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Government Bond Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS & LIABILITIES
August 31, 2003

ASSETS
Investment in securities, at value (Cost $30,918,640)           $   30,682,065
Prepaid expenses                                                        10,025
Receivable for:
  Capital stock sold                                                    13,368
  Interest                                                             254,614
  Expense reimbursement                                                  6,470
Other assets                                                             2,782
  TOTAL ASSETS                                                      30,969,324

LIABILITIES
Distribution payable                                                     1,301
Capital stock reacquired                                               101,012
Accrued:
  Investment advisory fee                                               13,163
  Service fee                                                            6,582
  Distribution Fee                                                       4,097
Other liabilities                                                       13,687
  TOTAL LIABILITIES                                                    139,842
  NET ASSETS (applicable to shares outstanding)                 $   30,829,482

NET ASSETS:
Class A                                                         $    1,240,343
Class B                                                         $    1,642,873
Class T                                                         $   27,946,266
  TOTAL NET ASSETS                                              $   30,829,482

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                       100,001,150
  Outstanding                                                          115,367
Class B:
  Authorized                                                       100,000,000
  Outstanding                                                          152,923
Class T:
  Authorized                                                        23,000,000
  Outstanding                                                        2,631,761
Class A:
  Net asset value and redemption price per share                $        10.75
  Offering price per share:
    (Net Assets value of $10.75 / 95.25%)                       $        11.29
Class B:
  Net asset value and offering price per share                  $        10.74
Class T:
  Net asset value and redemption price per share                $        10.62
  Offering price per share:
    (Net Assets value of $10.62/ 95.5%)                         $        11.12

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2003

INVESTMENT INCOME
Interest                                                        $    1,339,483

EXPENSES
Investment advisory fees                                               154,805
Service fees                                                            77,403
Professional fees                                                       11,231
Custody and transaction fees                                             9,716
Directors' fees                                                          9,024
Qualification fees                                                      21,320
Shareholder reporting expenses                                           2,398
Insurance expenses                                                       7,847
Distribution fees                                                       13,949
Other expenses                                                               8
  TOTAL EXPENSES                                                       307,701
  LESS EXPENSES REIMBURSED                                             (74,372)
  NET EXPENSES                                                         233,329
  INVESTMENT INCOME -- NET                                           1,106,154

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                     1,246,280
Change in unrealized depreciation
  of investments for the year                                       (1,625,574)
NET LOSS ON INVESTMENTS                                               (379,294)
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $      726,860

STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED AUGUST 31,
                                                                     2003              2002
                                                                -------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
Investment income -- net                                        $    1,106,154    $   1,333,729
Net realized gain (loss)
  on investments                                                     1,246,280         (185,626)
Change in unrealized
  appreciation (depreciation)                                       (1,625,574)         477,148
Net increase in net assets
  resulting from operations                                            726,860        1,625,251

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income -- net
  Class A                                                              (45,677)         (52,795)
  Class B                                                              (43,390)         (19,629)
  Class T                                                           (1,026,403)      (1,251,921)
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             (1,115,470)      (1,324,345)

CAPITAL SHARE TRANSACTIONS -- NET
Class A                                                                123,301          502,024
Class B                                                                908,563          538,590
Class T                                                              1,483,521        1,246,357
  TOTAL NET CAPITAL
    SHARE TRANSACTIONS                                               2,515,385        2,286,971
  TOTAL INCREASE                                                     2,126,775        2,587,877

NET ASSETS
Beginning of Year                                                   28,702,707       26,114,830
End of Year                                                     $   30,829,482    $  28,702,707
-----------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME                             $           68    $       9,283

See notes to financial statements.

FIXED INCOME FUNDS

Securities Management and Research, Inc.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

                                                                                 CLASS T SHARES
                                                     ----------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $    10.75     $    10.64     $    10.05     $    10.10     $    10.60
Investment income--net                                     0.40           0.52           0.58           0.59           0.59
Net realized and unrealized gain
  (loss) on investments                                   (0.13)          0.11           0.59          (0.05)         (0.50)
                                                     ----------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                       0.27           0.63           1.17           0.54           0.09
Less distributions from
  Investment income -- net                                (0.40)         (0.52)         (0.58)         (0.59)         (0.59)
                                                     ----------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                   (0.40)         (0.52)         (0.58)         (0.59)         (0.59)
                                                     ----------------------------------------------------------------------
Net Asset Value, End of Year                         $    10.62     $    10.75     $    10.64     $    10.05     $    10.10
                                                     ======================================================================
    TOTAL RETURN (1)                                       2.46%          6.08%         11.90%          5.58%          0.76%
                                                     ======================================================================

RATIOS (in percentages)/Supplemental Data
Net Assets, end of year (000's omitted)              $   27,946     $   26,807     $   25,278     $   22,928     $   23,368
Ratio of expenses with reimbursement
  to average net assets (2)                                0.73%          0.93%          0.97%          0.98%          1.00%
Ratio of expenses without reimbursement
  to average net assets                                    0.91%          0.95%          0.97%          0.98%          1.11%
Ratio of net investment income
  to average net assets                                    3.60%          4.92%          5.55%          5.91%          5.58%
Portfolio turnover rate                                   99.26%         25.87%         14.01%         30.87%         22.86%

(1)  Does not include the effect of sales charge
(2) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 0.73% on Class T.

See notes to financial statements.

                                                                                 CLASS A SHARES
                                                     ----------------------------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                  JAN. 1 TO
                                                                        YEAR ENDED AUGUST 31,                     AUG. 31,
                                                     -------------------------------------------------------     ----------
                                                        2003           2002           2001           2000           1999
                                                     -------------------------------------------------------     ----------
Net Asset Value, Beginning of Period                 $    10.88     $    10.75     $    10.14     $    10.20     $    10.62
Investment income -- net                                   0.40           0.48           0.53           0.57           0.30
Net realized and unrealized
  gain (loss) on investments                              (0.13)          0.13           0.61          (0.06)         (0.42)
                                                     ----------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                       0.27           0.61           1.14           0.51          (0.12)
Less distributions from
  Investment income -- net                                (0.40)         (0.48)         (0.53)         (0.57)         (0.30)
                                                     ----------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                   (0.40)         (0.48)         (0.53)         (0.57)         (0.30)
                                                     ----------------------------------------------------------------------
Net Asset Value, End of Period                       $    10.75     $    10.88     $    10.75     $    10.14     $    10.20
                                                     ======================================================================
    TOTAL RETURN (1)                                       2.51%          5.82%         11.46%          5.15%         (1.17)%**
                                                     ======================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period (000's omitted)            $    1,240     $    1,137     $      626     $      127     $       69
Ratio of expenses with reimbursement
  to average net assets (2)                                0.73%          1.12%          1.25%          1.25%          1.25%*
Ratio of expenses without reimbursement
  to average net assets                                    1.75%          1.80%          1.27%          1.29%          1.42%*
Ratio of net investment income
  to average net assets                                    3.62%          4.73%          5.25%          5.68%          5.25%*
Portfolio turnover rate                                   99.26%         25.87%         14.01%         30.87%         22.86%

                                                                                 CLASS B SHARES
                                                     ----------------------------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                  JAN. 1 TO
                                                                        YEAR ENDED AUGUST 31,                     AUG. 31,
                                                     -------------------------------------------------------     ----------
                                                        2003           2002           2001           2000           1999
                                                     -------------------------------------------------------     ----------
Net Asset Value, Beginning of Period                 $    10.86     $    10.74     $    10.14     $    10.16     $    10.62
Investment income -- net                                   0.33           0.43           0.48           0.49           0.33
Net realized and unrealized
  gain (loss) on investments                            (0. 12)           0.12           0.60          (0.02)         (0.46)
                                                     ----------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                       0.21           0.55           1.08           0.47          (0.13)
Less distributions from
  Investment income -- net                                (0.33)         (0.43)         (0.48)         (0.49)         (0.33)
                                                     ----------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                   (0.33)         (0.43)         (0.48)         (0.49)         (0.33)
                                                     ----------------------------------------------------------------------
Net Asset Value, End of Period                       $    10.74     $    10.86     $    10.74     $    10.14     $    10.16
                                                     ======================================================================
    TOTAL RETURN (1)                                       1.96%          5.27%         10.88%          4.74%         (1.30)%**
                                                     ======================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period (000's omitted)            $    1,643     $      758     $      211     $       78     $        8
Ratio of expenses with reimbursement
  to average net assets (2)                                1.23%          1.57%          1.75%          1.75%          1.75%*
Ratio of expenses without reimbursement
  to average net assets                                    1.95%          2.61%          1.79%          1.84%          1.77%*
Ratio of net investment income
  to average net assets                                    2.99%          4.20%          4.69%          5.12%          4.86%*
Portfolio turnover rate                                   99.26%         25.87%         14.01%         30.87%         22.86%

*  Ratios annualized
** Returns are not annualized
(1)  Does not include the effect of sales charge
(2) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 0.73% on Class A and 1.23% on Class B.

See notes to financial statements.

SM&R TAX FREE FUND

MANAGER COMMENTARY

INVESTMENT STRATEGY

The SM&R Tax Free Fund is a well-diversified fund designed to produce monthly tax-free dividends to investors seeking current income, while minimizing federal tax liability. We invest primarily in high quality municipal securities, seeking the highest yield while maintaining an average credit rating of AA.

Over the past fiscal year ending August 31, 2003, the Fund has provided a total return of 2.38% to class T investors at net asset value. The year to date total return for the eight months ended August 31, 2003 was 0.35%. The Fund has an average maturity of 9.6 years, a market-weighted average coupon of 5.09%, and a modified duration of 7.16 years.

Municipalities have faced the challenges of the weak economy in the form of decreases in income taxes, slowdown in sales tax revenue, and lower allocations of federal tax dollars. In spite of the weaker overall economic environment, credit trends in municipals have been only modestly negative. In a 2002 study, Moody's Investors Service calculated the number of municipal bonds going into default as fewer than 1 in 1500. While this statistic speaks well for muni markets in general, we continue to stress very high quality in the Fund. Quality spreads are very narrow, and investors simply are not paid well for taking risk within this asset class. Careful analysis of the taxing authority issuing the debt is the key issue to maintaining the quality desired in the Fund. Important issues include the health and growth of the local economy, the integrity, value, and demand for projects being funded, rating and payment history of the issuer, and the financial strength of the insurer for insured issues.

Over the past 12-months, tax exempt bonds have provided relatively attractive tax equivalent yields when compared to their taxable counterparts for investors in many tax brackets. The key measure of relative value in any fixed income sector is the slope of the yield curve, which for municipals is very steep right now. We currently favor the intermediate area of the curve, primarily laddered 8 to 12-year maturities. While our expectation is for a rising trend in interest rates, municipal yields are normally less volatile than taxable yields in both rising and falling rate environments. Municipals often "outperform" on a tax equivalent basis as rates rise.


Best Regards,


/s/ Anne M. LeMire

Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Tax Free Fund

[CHART]

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SM&R TAX FREE FUND,
     CLASS T, AT OFFERING PRICE, AND THE LIPPER GENERAL MUNICIPAL DEBT INDEX

                               SM&R TAX FREE FUND

                 TAX FREE      LIPPER GENERAL MUNICIPAL DEBT INDEX
 9/9/1993        $  9,551              $ 10,000
8/31/1994        $  9,412              $  9,923
8/31/1995        $ 10,274              $ 10,694
8/31/1996        $ 10,806              $ 11,230
8/31/1997        $ 11,737              $ 12,266
8/31/1998        $ 12,744              $ 13,321
8/31/1999        $ 12,709              $ 13,166
8/31/2000        $ 13,492              $ 13,873
8/31/2001        $ 14,785              $ 15,266
8/31/2002        $ 15,560              $ 15,982
8/31/2003        $ 15,930              $ 16,393

AVERAGE ANNUAL RETURN
Includes maximum sales charge of 4.5% through 8/31/03 for Class T Shares

Since Incepton    4.78%
5 YEAR            3.61%
1 YEAR           (2.24)%

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/03. Inception date of these classes is 01/01/99

SHARE      ONE         SINCE
CLASS      YEAR      INCEPTION
-------------------------------
A           (2.44)%        3.18%
B           (1.17)%        3.75%

SM&R Tax Free Fund performance figures are historical and reflect reinvestemnt of all dividends and capital gains distrubutions and changes in net asset value. Returns for Class A and B will vary from Class T as shown above due to differences in expense and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The current maximum initial sales charge for Class A shares is 4.75%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declines to 1% in the third year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and prinicpal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemeption of fund shares.

SCHEDULE OF INVESTMENTS  August 31, 2003

MUNICIPAL BONDS                                                          MATURITY   INTEREST/STATED       FACE
RATING (a)                                                                 DATE         RATE (%)         AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
           CALIFORNIA -- 1.61%
A3/BBB     California State General Obligation Bonds Unlimited           06/01/11        5.250        $     25,000   $      25,908
Aaa/AAA    Sacramento, California Municipal Utility District Electric
             Revenue Bonds, Series I                                     01/01/15        5.750             200,000         207,130
                                                                                                                           233,038

           FLORIDA -- 10.09%
Aaa/AAA    Dade County, Florida Water & Sewer System
             Revenue Bonds                                               10/01/16        5.375             400,000         430,212
Aaa/AAA    Miami-Dade County Solid Waste System
             Revenue Bonds                                               10/01/18        4.750             400,000         402,616
Aaa/AAA    Miami-Dade County, Florida Expressway Authority Toll
             System Revenue Bonds                                        07/01/29        6.375             400,000         475,224
Aaa/AAA    State of Florida- State Board of Education, Public
             Education Capital Outlay Bonds, 1992 Series E               06/01/19        5.750             145,000         151,650
                                                                                                                         1,459,702

           ILLINOIS -- 10.12%
Aaa/AAA    Chicago, Illinois-General Obligation Bonds Unlimited          01/01/25        5.125             100,000         100,178
Aaa/AAA    Chicago, Illinois-Park District General Obligation
             Bonds Unlimited, Series C                                   01/01/16        4.850             230,000         234,076
Aa2/AA+    Illinois Health Facilities Authority-Revenue Bonds,
             Series A, (Northwestern Memorial Hospital)                  08/15/24        6.000             100,000         102,927
Aa2/AA+    Illinois Health Facilities Authority-Revenue Bonds,
             Series 1994A, (Northwestern Memorial Hospital)              08/15/14        6.100             200,000         211,332
Aaa/AAA    Regional Transportation Authority of Illinois Revenue
             Bonds, Refunding MBIA                                       06/01/18        5.500             200,000         213,572
Aaa/NR     Rockford, Illinois-General Obligation Bonds Unlimited         12/15/18        4.500             180,000         176,477
Aa3/AAA    State of Illinois-Build Illinois Bonds, Sales Tax Revenue
             Bonds, Series V                                             06/15/17        6.375             200,000         221,722
Aaa/AAA    State of Illinois-General Obligation Bonds Unlimited          03/01/19        5.000             200,000         203,758
                                                                                                                         1,464,042

MUNICIPAL BONDS                                                          MATURITY   INTEREST/STATED       FACE
RATING (a)                                                                 DATE         RATE (%)         AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
           LOUISIANA -- 7.87%
Aaa/AAA    Louisiana Public Facilities Authority Hospital
             Revenue Bonds, Series C                                     07/01/19        5.000        $    400,000   $     397,808
NR/AAA     Monroe, Louisiana Sales and Use Tax Revenue Bonds             07/01/16        4.000             200,000         191,942
Aaa/AAA    New Orleans, Louisiana Sewer Service
             Revenue Bonds                                               06/01/18        5.000             300,000         307,053
Ba1/BB+    Plaquemines, Louisiana-Port, Harbour & Terminal District,
             Marine Terminal Facilities Revenue Bonds                    09/01/07        5.000             250,000         241,938
                                                                                                                         1,138,741

           MASSACHUSETTS -- 3.48%
Aaa/AAA    Massachusetts State Water Revenues Authority,
             General Purpose - Series A                                  11/01/21        5.500             450,000         504,464

           NEW MEXICO -- 0.73%
Aaa/AAA    Central Consolidated School District No.22 San Juan
             County, New Mexico General Obligation School
             Building Bonds                                              08/15/09        5.300             100,000         106,584

           NEW YORK -- 7.82%
A2/A       New York City, New York-General Obligation
             Bonds Unlimited, Series J                                   08/01/18        5.000             200,000         198,126
Aaa/AAA    New York City, New York- General Obligation
             Bonds Unlimited, Series J                                   02/15/07        5.000             100,000         107,604
Aa2/AA+    New York City, New York-Transitional Financial
             Authority Revenue Bonds, Series C                           05/01/19        5.000             250,000         254,767
Aaa/AAA    New York - State Tollway Authority
             Highway & Bridge Revenue Bonds, Series B                    04/01/10        3.850             200,000         204,236
Aa3/AAA    Triborough Bridge & Tunnel Authority, New York,
             Revenue Bonds, General Purpose - Series B                   01/01/27        5.200             350,000         367,360
                                                                                                                         1,132,093

MUNICIPAL BONDS                                                          MATURITY   INTEREST/STATED       FACE
RATING (a)                                                                 DATE         RATE (%)         AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
           NORTH CAROLINA -- 0.72%
Aaa/AAA    City of Charlotte, North Carolina-General Obligation
             Public Improvement Bonds, Series 1994                       02/01/08        5.700        $    100,000   $     103,986

           OHIO -- 3.02%
Aaa/AAA    Franklin County, Ohio- General Obligation Bonds Limited       12/01/08        5.100             300,000         327,021
Aaa/AAA    Franklin County, Ohio- General Obligation Bonds Limited       12/01/11        5.300             100,000         109,676
                                                                                                                           436,697

           OKLAHOMA -- 0.28%
Aaa/NR     Oklahoma Housing Finance Agency-Single Family
             Mortgage Revenue Bonds (Homeownership Loan
             Program), 1994 Series A-1 (b)                               09/01/07        6.250              40,000          40,380

           OREGON -- 1.45%
A1/AAA     City of Portland, Oregon- Sewer System Revenue
             Bonds, 1994 Series A                                        06/01/15        6.250             200,000         209,892

           PENNSYLVANIA -- 0.46%
Aa2/AA     Pennsylvania State General Obligation Bonds Unlimited,
             Refunding & Projects-First Series                           04/15/06        5.000              65,000          66,143

           RHODE ISLAND -- 0.70%
Aa2/AA+    Rhode Island Housing & Mortgage Financial Corporation,
             Homeownership Opportunity, Series 20-A                      04/01/17        6.150             100,000         101,095

           TENNESSEE -- 1.43%
Aa2/AA     Tennessee Housing Development Agency-Mortgage
             Finance Program Bonds, 1994 Series B (b)                    01/01/09        6.200             200,000         206,534

MUNICIPAL BONDS                                                          MATURITY   INTEREST/STATED       FACE
RATING (a)                                                                 DATE         RATE (%)         AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
           TEXAS -- 37.78%
Aaa/AAA    Aransas County, Texas - Correctional Facility Improvements
             General Obligation Bonds Limited                            02/15/13        3.875        $    250,000   $     243,668
Aaa/AAA    Austin, Texas - Community College District
             Revenue Bonds                                               02/01/10        4.000             100,000         102,660
Aaa/AAA    Austin, Texas - Independent School District General
             Obligation Bonds Unlimited Series A                         08/01/12        3.750             150,000         149,209
Aaa/AAA    Baytown, Texas- Water and Sewer Revenue Bonds                 02/01/14        5.950             100,000         106,564
Aaa/AAA    Board of Regents of The University of Texas System-
             Permanent University Fund, Refunding Bonds,
             Series 1992A                                                07/01/13        6.250             155,000         182,303
Aaa/AAA    City of Austin, Texas-Combined Utility Systems
             Revenue Refunding Bonds, Series 1994                        05/15/16        6.250              80,000          85,880
Aaa/AAA    College Station, Texas Utility Systems
             Revenue Bonds                                               02/01/13        4.125             200,000         199,746
Aaa/AAA    College Station, Texas Utility Systems
             Revenue Bonds                                               02/01/14        4.250              65,000          64,890
Aaa/AAA    Collin County, Texas- Community College District,
             Consolidated Fund, Revenue Bonds                            02/01/15        5.250             400,000         425,816
Aaa/AAA    Dallas-Fort Worth International Airport- Dallas-Fort
             Worth Regional Airport, Joint Revenue Refunding
             Bonds, Series 1994A                                         11/01/10        6.000             100,000         105,195
Aaa/AAA    Dallas, Texas - Independent School District,
             General Obligation Bonds Unlimited                          02/15/09        4.200             100,000         105,502
Aaa/AAA    El Paso, Texas - Public Improvement, General Obligation
             Bonds Limited                                               08/15/17        4.000             270,000         252,172
Aaa/NR     Flower Mound, Texas- Refunding and Improvement,
             General Obligation Bonds Unlimited                          03/01/17        5.500             200,000         215,242
Aaa/NR     Galveston County, Texas- Public Improvements,
             General Obligation Bonds Unlimited                          02/01/10        4.300              25,000          26,092
Aaa/NR     Galveston County, Texas- Public Improvements,
             General Obligation Bonds Limited                            02/01/11        4.375             125,000         129,501
Aa1/AA+    Harris County, Texas- Tax and Revenue Certificates
             of Obligation, Series 1994                                  10/01/13        6.100             125,000         131,788

MUNICIPAL BONDS                                                          MATURITY   INTEREST/STATED       FACE
RATING (a)                                                                 DATE         RATE (%)         AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
           TEXAS -- 37.78% (cont'd)
Aaa/AAA    Jefferson County, Texas - Public Improvement Certificates
             of Obligation, Series B                                     08/01/16        4.125        $    255,000   $     246,427
Aaa/AAA    League City, Texas - Public Improvements,
             General Obligation Bonds Limited                            02/15/13        4.750             100,000         104,308
Aaa/AAA    Lubbock County, Texas - General
             Obligation Bonds Limited                                    02/15/17        5.500             250,000         270,085
Aaa/AAA    Lubbock, Texas - Municipal Drainage Utility General
             Obligation Bonds Limited                                    02/15/14        4.000             250,000         244,970
Aaa/AAA    Mission Texas Consolidated Independent School District-
             General Obligation Bonds Unlimited                          02/15/18        4.500             200,000         196,038
Aaa/AAA    Montgomery County, Texas - Public Improvement
             General Obligation Bonds Limited                            03/01/12        4.000             250,000         249,945
Aaa/AAA    Rockwell, Texas - Waterworks & Sewer
             General Obligation Bonds Limited                            08/01/11        3.700             115,000         113,589
Aaa/AAA    Round Rock, Texas - Independent School District Refunding
             and Improvement General Obligation Bonds Unlimited          08/01/11        4.400             250,000         257,520
Aaa/AAA    San Antonio, Texas - River Authority Sewer Refunding
             and Improvement - Martinez Salatrillo, Revenue Bonds        07/01/12        3.750             100,000          97,495
AAA/NR     Tarrant County Health Facilities Development
             Corporation- Health System Revenue Bonds,
             (Harris Methodist Health System), Series 1994 (c)           09/01/14        6.000             200,000         231,044
Aa1/AA+    Texas A&M University Revenue and Financing System
             Revenue Refunding Bonds, Series A                           05/15/17        5.000             250,000         260,330
Aaa/AAA    Texas Turnpike Authority- Dallas North Tollway System
             Revenue Bonds, Series 1995 (President George
             Bush Turnpike)                                              01/01/15        5.400             100,000         110,295
Aaa/AAA    Waco, Texas - General Obligation Bonds Limited                02/01/16        4.000             250,000         238,380
Aaa/NR     Weslaco, Texas Independent School District
             General Obligation Bonds                                    02/15/13        5.650             100,000         108,057
Aaa/AAA    West University Place, Texas- General Obligation
             Bonds Limited, Permanent Improvement                        02/01/14        5.650             100,000         109,198
NR/AAA     Wylie, Texas Independent School District General
             Obligation Bonds Unlimited                                  08/15/12        4.375             100,000         102,451
                                                                                                                         5,466,360

MUNICIPAL BONDS                                                          MATURITY   INTEREST/STATED       FACE
RATING (a)                                                                 DATE         RATE (%)         AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
           UTAH -- 0.60%
Aaa/AAA    Utah Housing Finance Agency- Single Family
             Mortgage Bonds, 1995 Issue A, (Federally
             Insured or Guaranteed Mortgage Loans) (b)                   07/01/12        7.150        $     10,000   $      10,216
Aaa/NR     Utah State Housing Financial Agency-
             Single Family Mortgage Bonds, Series F1                     07/01/13        6.000              30,000          30,579
Aa2/AA     Utah State Housing Financial Agency-Single Family
             Revenue Bonds (b)                                           07/01/21        6.000              45,000          46,097
                                                                                                                            86,892

           WASHINGTON -- 7.42%
Aa1/AA+    King County, Washington- Department of
             Metropolitan Services, Limited Tax General
             Obligation Bonds, 1994 Series A                             01/01/08        5.800             200,000         207,194
Aa1/AA+    King County, Washington- Limited Tax General
             Obligation and Refunding Bonds, 1993 Series A               12/01/10        6.000             100,000         101,279
Aa1/AA+    Port of Seattle, Washington-General Obligation Bonds (b)      05/01/14        5.750             100,000         102,699
Aaa/AAA    Seattle, Washington-Municipal Light & Power
             Revenue Bonds, Series B                                     06/01/24        5.000             100,000          99,481
Aa1/AA+    State of Washington- General Obligation Bonds,
             Series 1994B                                                05/01/09        5.750             100,000         103,182
Aa1/AA+    State of Washington- General Obligation Bonds,
             Series 1994B                                                09/01/16        6.000             100,000         104,941
Aa1/AA+    State of Washington- General Obligation Bonds Unlimited,
             Series B                                                    05/01/18        5.500             300,000         327,714
Aaa/AAA    Washington State Public Power Supply System Nuclear
             Project Number 1 Refunding Revenue Bonds, Series C          07/01/10        5.500              25,000          27,616
                                                                                                                         1,074,106

TOTAL  MUNICIPAL BONDS -- 95.58%
(Cost $13,270,326)                                                                                                      13,830,749

U S GOVERNMENT & AGENCY                                                  MATURITY   INTEREST/STATED       FACE
SHORT-TERM OBLIGATIONS                                                     DATE         RATE (%)         AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCIES -- 2.99%
Federal Home Loan Mortgage Corporation                                   09/19/03        1.030        $    100,000   $      99,949
Federal National Mortgage Association                                    09/02/03        1.040             100,000          99,997
Federal National Mortgage Association                                    09/22/03        1.000             233,000         232,864
TOTAL U S GOVERNMENT & AGENCY
SHORT-TERM OBLIGATIONS -- 2.99%
(Cost $432,810)                                                                                                            432,810

CASH EQUIVALENTS                                                                                         SHARES
----------------------------------------------------------------------------------------------------------------------------------
SM&R Money Market Fund, 0.52% (d)                                                                           40,334          40,334

TOTAL CASH EQUIVALENTS -- 0.28%
(Cost $40,334)                                                                                                              40,334

TOTAL INVESTMENTS -- 98.85%
(Cost $13,743,470)                                                                                                      14,303,893

CASH AND OTHER ASSETS, LESS LIABILITIES -- 1.15%
                                                                                                                           166,452

TOTAL NET ASSETS -- 100.00%                                                                                          $  14,470,345
                                                                                                                     =============

Notes to Schedule of Investments

(a) Ratings assigned by Moody's Investor's Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Ratings are unaudited.
(b) Security subject to the alternative minimum tax.
(c) Issuer has defeased these bonds, collateral for such defeasance is U.S. Government obligations.
(d) The rate quoted is the annualized seven-day yield of the fund at August 31, 2003. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Tax Free Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS & LIABILITIES
August 31, 2003

ASSETS
Investment in securities, at value (Cost $13,743,470)             $   14,303,893
Prepaid expenses                                                          14,392
Receivable for:
  Capital stock sold                                                         250
  Interest                                                               168,048
  Expense reimbursement                                                    4,570
Other assets                                                               3,211
  TOTAL ASSETS                                                        14,494,364

LIABILITIES
Distribution payable                                                       2,454
Accrued:
  Investment advisory fee                                                  6,129
  Service fee                                                              3,064
  Distribution fee                                                         1,433
Other liabilities                                                         10,939
  TOTAL LIABILITIES                                                       24,019
  NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                   $   14,470,345

NET ASSETS:
Class A                                                           $      643,287
Class B                                                           $      496,912
Class T                                                           $   13,330,146
  TOTAL NET ASSETS                                                $   14,470,345

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                         100,000,101
  Outstanding                                                             60,072
Class B:
  Authorized                                                         100,000,000
  Outstanding                                                             46,414
Class T:
  Authorized                                                          21,000,000
  Outstanding                                                          1,256,291
Class A:
  Net asset value and redemption price per share                  $        10.71
  Offering price per share:
    (Net Assets value of $10.71 / 95.25%)                         $        11.24
Class B:
  Net asset value and offering price per share                    $        10.71
Class T:
  Net asset value and redemption price per share                  $        10.61
  Offering price per share:
    (Net Assets value of $10.61 / 95.5%)                          $        11.11

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2003

INVESTMENT INCOME
Interest                                                          $      685,302

EXPENSES
Investment advisory fees                                                  71,040
Service fees                                                              35,520
Professional fees                                                          6,631
Custody and transaction fees                                               6,115
Directors' fees                                                            9,024
Qualification fees                                                        11,647
Shareholder reporting expenses                                               663
Insurance expenses                                                         4,446
Distribution fees                                                          5,252
Other expenses                                                                 8
  TOTAL EXPENSES                                                         150,346
  LESS EXPENSES REIMBURSED                                               (41,187)
  NET EXPENSES                                                           109,159
  INVESTMENT INCOME -- NET                                               576,143

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                          29,123
Change in unrealized depreciation of investments for the year           (283,272)
NET LOSS ON INVESTMENTS                                                 (254,149)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $      321,994

STATEMENT OF CHANGES IN NET ASSETS

INCREASE IN NET ASSETS FROM OPERATIONS

                                                                  YEAR ENDED AUGUST 31,
                                                                 2003               2002
---------------------------------------------------------------------------------------------
Investment income -- net                                    $      576,143     $      543,366
Net realized gain on investments                                    29,123                  -
Change in unrealized appreciation (depreciation)                  (283,272)           109,065
Net increase in net assets resulting from operations               321,994            652,431

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income -- net
  Class A                                                          (22,631)           (12,919)
  Class B                                                          (18,736)           (10,159)
  Class T                                                         (541,077)          (514,001)
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             (582,444)          (537,079)

CAPITAL SHARE TRANSACTIONS -- NET

Class A                                                             271,035           135,841
Class B                                                              (7,926)          330,031
Class T                                                           1,098,089           663,554
  TOTAL NET CAPITAL SHARE TRANSACTIONS                            1,361,198         1,129,426
  TOTAL INCREASE                                                  1,100,748         1,244,778

NET ASSETS
Beginning of Year                                                13,369,597        12,124,819
End of Year                                                  $   14,470,345    $   13,369,597
---------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                      --    $        6,257

See notes to financial statements.

FIXED INCOME FUNDS

Securities Management and Research, Inc.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

                                                                                       CLASS T SHARES
                                                                                    YEAR ENDED AUGUST 31,
                                                           ----------------------------------------------------------------------
                                                              2003           2002           2001           2000           1999
                                                           ----------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $    10.80     $    10.71     $    10.25     $    10.14     $    10.64
Investment income--net                                           0.44           0.46           0.48           0.49           0.48
Net realized and unrealized gain (loss) on investments          (0.18)          0.08           0.48           0.12          (0.50)
                                                           ----------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                               0.26           0.54           0.96           0.61          (0.02)
Less distributions from Investment income -- net                (0.45)         (0.45)         (0.48)         (0.49)         (0.48)
  Capital gains                                                    --             --          (0.02)         (0.01)            --
                                                           ----------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                           (0.45)         (0.45)         (0.50)         (0.50)         (0.48)
                                                           ----------------------------------------------------------------------
Net Asset Value, End of Year                               $    10.61     $    10.80     $    10.71     $    10.25     $    10.14
                                                           ======================================================================
  TOTAL RETURN (1)                                               2.38%          5.24%          9.59%          6.16%         (0.28)%
                                                           ======================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)                    $   13,330     $   12,472     $   11,700     $   11,030     $   11,218
Ratio of expenses with reimbursement to average
  net assets (2)                                                 0.75%          0.75%          0.75%          0.75%          0.73%
Ratio of expenses without reimbursement to average
  net assets                                                     1.03%          1.05%          1.08%          1.11%          1.23%
Ratio of net investment income to average net assets             4.08%          4.34%          4.59%          4.84%          4.53%
Portfolio turnover rate                                         18.23%          8.80%          0.18%          7.61%          5.09%

(1) Does not include the effect of sales charge
(2) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 0.75% on Class T.

See notes to financial statements.

                                                                                  CLASS A SHARES
                                                     -----------------------------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                  JAN. 1 TO
                                                                      YEAR ENDED AUGUST 31,                        AUG. 31,
                                                     -------------------------------------------------------     -----------
                                                        2003           2002           2001           2000           1999
                                                     -------------------------------------------------------     -----------
Net Asset Value, Beginning of Period                 $    10.89     $    10.80     $    10.33     $    10.22     $     10.68
Investment income -- net                                   0.44           0.43           0.46           0.46            0.21
Net realized and unrealized
  gain (loss) on investments                              (0.18)          0.09           0.49           0.12           (0.46)
                                                     -----------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                       0.26           0.52           0.95           0.58           (0.25)
Less distributions from
  Investment income -- net                                (0.44)         (0.43)         (0.46)         (0.46)          (0.21)
  Capital gains                                              --             --          (0.02)         (0.01)             --
                                                     -----------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                   (0.44)         (0.43)         (0.48)         (0.47)          (0.21)
                                                     -----------------------------------------------------------------------
Net Asset Value, End of Period                       $    10.71     $    10.89     $    10.80     $    10.33     $     10.22
                                                     =======================================================================
    TOTAL RETURN (1)                                       2.40%          4.99%          9.34%          5.86%          (2.37)%**
                                                     =======================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period                            $  643,287     $  384,438     $  245,697     $  211,755     $   194,917
Ratio of expenses with reimbursement
  to average net assets (2)                                0.75%          0.93%          1.00%          1.00%           1.51%*
Ratio of expenses without reimbursement
  to average net assets                                    1.24%          1.26%          1.33%          1.35%           2.02%*
Ratio of net investment income
  to average net assets                                    4.09%          4.14%          4.34%          4.59%           3.69%*
Portfolio turnover rate                                   18.23%          8.80%          0.18%          7.61%          5.09%

                                                                                  CLASS B SHARES
                                                     -----------------------------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                  JAN. 1 TO
                                                                      YEAR ENDED AUGUST 31,                        AUG. 31,
                                                     -------------------------------------------------------     -----------
                                                        2003           2002           2001           2000           1999
                                                     -------------------------------------------------------     -----------
Net Asset Value, Beginning of Period                 $    10.90     $    10.79     $    10.32     $    10.20     $     10.68
Investment income -- net                                   0.40           0.37           0.40           0.41            0.18
Net realized and unrealized
  gain (loss) on investments                              (0.19)          0.11           0.49           0.13           (0.48)
                                                     -----------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                       0.21           0.48           0.89           0.54           (0.30)
Less distributions from
  Investment income -- net                                (0.40)         (0.37)         (0.40)         (0.41)          (0.18)
  Capital gains                                              --             --          (0.02)         (0.01)             --
                                                     -----------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                   (0.40)         (0.37)         (0.42)         (0.42)          (0.18)
                                                     -----------------------------------------------------------------------
Net Asset Value, End of Period                       $    10.71     $    10.90     $    10.79     $    10.32     $     10.20
                                                     =======================================================================
    TOTAL RETURN (1)                                       1.91%          4.57%          8.74%          5.47%          (2.85)%**
                                                     =======================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period                            $  496,912     $  513,273     $  178,880     $  115,025     $   113,143
Ratio of expenses with reimbursement
  to average net assets (2)                                1.25%          1.42%          1.50%          1.50%           2.01%*
Ratio of expenses without reimbursement
  to average net assets                                    1.74%          1.75%          1.84%          1.87%           2.52%*
Ratio of net investment income
  to average net assets                                    3.59%          3.65%          3.82%          4.12%           3.20%*
Portfolio turnover rate                                   18.23%          8.80%          0.18%          7.61%           5.09%

 *  Ratios annualized
**  Returns are not annualized
(1) Does not include the effect of sales charge.
(2) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 0.75% on Class A and 1.25% on Class B.

See notes to financial statements.

SM&R PRIMARY FUND

MANAGER COMMENTARY

INVESTMENT OBJECTIVE

The SM&R Primary Fund seeks maximum current income consistent with capital preservation and liquidity, principally through investments in commercial paper. Although the Fund strives for price share stability, it is not a money market fund and may go slightly over or under the $1 share price benchmark at times. Beyond commercial paper, the Fund may also invest in U.S. Government obligations, corporate debt obligations maturing in five years or less and rated at least "A," and repurchase agreements.

Over the past fiscal year ending August 31, 2003, the Fund has provided a total return of 1.35%. The Fund has an average maturity of 1.1 years, a market weighted average coupon of .85% and a modified duration of .81 years.

Over the past couple of years, investing in short-term fixed income funds has brought about the reality of anemic returns. While a total return of a bit better than 1% is certainly less than thrilling, it is important to keep in mind the extremely low interest rate environment we are operating in. With a Federal Funds rate of only 1%, investment grade fixed income instruments are simply very stingy in yield today. To place some perspective on this number, the 10-year Treasury note, as of this writing, yields only a bit more than 4%. We are living in low interest rate times, a fact that many fixed income investors understand only too well.

But the fixed income market has been dicey during the summer of 2003. Over the summer months, the 10-year Treasury, in terms of its yield, reached both its 45-year low and 12-month high within a two-month time frame. Short maturity issues, though, representative of the securities we purchase for the Primary Fund, have not experienced nearly the same level of volatility. Such extreme, short-term volatility is rare, and really underscores the mixed economic signals being interpreted by the market. We have been faced with a weak job market and anemic capital spending, yet a relatively strong consumer and superior housing market.

The Fed has made it very clear that it is in no hurry to raise rates until the recovery is well underway and jobs data improves. We expect the Fed to try to hold inflation near 2% and remain accommodative until evidence of a sustainable, demand-led expansion is firm. Our working thesis is that the Fed will gradually begin raising short-term rates around mid-2004.

Regardless of the near-term direction of the fixed income markets, we believe bonds remain an important component of well-diversified portfolios. The future is never certain, and that fact underscores the importance of including limited risk holdings as part of your overall portfolio.


Best Regards,

/s/ Anne M. LeMire

Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Primary Fund

[CHART]

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SM&R PRIMARY FUND,
                  AND LIPPER SHORT INVESTMENT GRADE FUND INDEX

                                 LIPPER SHORT INV. GRADE
                 PRIMARY              FUND INDEX
 9/1/1993      $   10,000          $          10,000
8/31/1994      $   10,290          $          10,177
8/31/1995      $   10,806          $          10,874
8/31/1996      $   11,353          $          11,407
8/31/1997      $   11,919          $          12,233
8/31/1998      $   12,533          $          13,018
8/31/1999      $   13,128          $          13,452
8/31/2000      $   13,742          $          14,204
8/31/2001      $   14,604          $          15,552
8/31/2002      $   14,798          $          16,126
8/31/2003      $   14,998          $          16,625

AVERAGE ANNUAL RETURN

Through 8/31/03. Inception date of this fund 03/16/92.

10 YEAR        4.14%
5 YEAR         3.66%
1 YEAR         1.35%

SM&R Primary Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Primary Fund does not have a sales charge. Average annual returns include reinvestment of all dividends and capital gains. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SM&R PRIMARY FUND

HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2003

COMMERCIAL PAPER                                  MATURITY DATE     INTEREST/STATED RATE (%)     FACE AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
BEVERAGES -- 4.45%
Coors Brewing Company                                10/16/03                1.120             $     1,220,000   $    1,218,292

DIVERSIFIED FINANCIALS -- 19.96%
Countrywide Home Loans Incorporated                  09/09/03                1.090                   1,199,000        1,198,709
Dollar Thrifty Funding Corporation                   09/24/03                1.080                   1,199,000        1,198,173
General Motors Acceptance Corporation                09/04/03                1.250                     888,000          887,907
Sears Roebuck Acceptance Corporation                 09/18/03                1.170                   1,002,000        1,001,446
Textron Financial Corporation                        09/05/03                1.150                   1,184,000        1,183,849
                                                                                                                      5,470,084

DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.07%
AT&T Corporation                                     09/08/03                1.190                   1,117,000        1,116,741

ELECTRIC UTILITIES -- 11.07%
Carolina Power & Light Company                       09/17/03                1.150                     926,000          925,526
Empire District Electric Company                     09/26/03                1.150                   1,145,000        1,144,085
PacifiCorp                                           09/19/03                1.150                     966,000          965,444
                                                                                                                      3,035,055

FOOD PRODUCTS -- 14.59%
Campbell Soup Company                                09/30/03                1.050                   1,105,000        1,104,065
General Mills Incorporated                           09/16/03                1.120                   1,042,000        1,041,513
Kraft Foods Incorporated                             09/09/03                1.220                   1,122,000        1,121,696
Sara Lee Corporation                                 09/15/03                1.070                     733,000          732,695
                                                                                                                      3,999,969

GAS UTILITIES -- 13.11%
KeySpan Corporation                                  09/23/03                1.080                     800,000          799,472
Laclede Gas Company                                  09/10/03                1.100                     982,000          981,730
Sempra Energy Global Enterprises                     09/03/03                1.200                     825,000          824,945
Wisconsin Gas Company                                09/11/03                1.120                     987,000          986,693
                                                                                                                      3,592,840

COMMERCIAL PAPER                                   MATURITY DATE    INTEREST/STATED RATE (%)     FACE AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.34%
Boston Scientific Corporation                        09/02/03                1.170             $     1,190,000   $    1,189,961

HOUSEHOLD DURABLES -- 3.65%
Centex Corporation                                   09/12/03                1.150                   1,000,000          999,648

LEISURE EQUIPMENT & PRODUCTS -- 3.67%
Mattel Incorporated                                  09/25/03                1.120                   1,007,000        1,006,247

PHARMACEUTICALS -- 4.01%
Wyeth                                                10/06/03                1.080                   1,100,000        1,098,845

TEXTILES & APPAREL -- 4.74%
VF Corporation                                       09/22/03                1.150                   1,300,000        1,299,128

TOTAL COMMERCIAL PAPER -- 87.66%
(Cost $24,026,810)                                                                                                   24,026,810

CORPORATE BONDS

BUILDING PRODUCTS -- 0.93%
Armstrong World Industries, Incorporated (a)         08/15/03                6.350                     500,000          255,000

DIVERSIFIED FINANCIALS -- 1.88%
Transamerica Financial Corporation (b)               05/14/04                6.370                     500,000          516,172

ELECTRIC UTILITIES -- 1.77%
West Penn Power Company (b)                          06/01/04                6.375                     500,000          485,000

HOTELS, RESTAURANTS & LEISURE -- 1.47%
Carnival Cruise Lines (b)                            10/01/03                6.150                     400,000          401,406

TOTAL CORPORATE BONDS -- 6.05%
(Cost $1,897,077)                                                                                                     1,657,578

SM&R PRIMARY FUND

HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2003

MUNICIPAL BONDS                                    MATURITY DATE    INTEREST/STATED RATE (%)     FACE AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
WATER & SEWER -- 1.89%
Lower Colorado River Authority, Texas Revenue Bonds,
  Refunding and Improvement Series C (b)
  (Rating(c) Aaa/AAA)                                05/15/04                6.820             $       500,000   $      518,575

TOTAL MUNICIPAL BONDS -- 1.89%
(Cost $500,188)                                                                                                         518,575

U S GOVERNMENT AGENCY &
U S GOVERNMENT SECURITIES

U S GOVERNMENT AGENCY SECURITIES -- 0.74%
Federal Home Loan Bank (b)                           11/10/03                5.750                     200,000          201,742

U S GOVERNMENT SECURITIES -- 3.59%
U S Treasury Bonds                                   02/15/29                5.250                   1,000,000          983,555

TOTAL U S GOVERNMENT AGENCY &
U S GOVERNMENT SECURITIES -- 4.33%
(Cost $1,085,950)                                                                                                     1,185,297

TOTAL INVESTMENTS -- 99.93%
(Cost $27,510,025)                                                                                                   27,388,260

CASH AND OTHER ASSETS, LESS LIABILITIES -- 0.07%
                                                                                                                         20,541

TOTAL NET ASSETS -- 100.00%                                                                                      $   27,408,801
                                                                                                                 ==============

Notes to Schedule of Investments
(a) Security is in default of principal and interest. On May 30, 2003, Armstrong Wold Industries, Incorporated received approval of its Disclosure Statement in the Chapter 11 reorganization case from the U.S. Bankruptcy Court in Wilmington, Delaware. Armstrong anticipates the reorganization will be implemented before the end of 2003.
(b)  Long term obligations that mature in less than one year.
(c) Ratings assigned by Moody's Investor's Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Ratings are unaudited.

See notes to financial statements.

STATEMENT OF ASSETS & LIABILITIES
August 31, 2003

ASSETS
Investment in securities, at value (Cost $27,510,025)            $    27,388,260
Prepaid expenses                                                             672
Receivable for:
  Capital stock sold                                                       2,739
  Interest                                                                50,155
  Expense reimbursement                                                    2,071
Other assets                                                               2,782
  TOTAL ASSETS                                                        27,446,679

LIABILITIES
Distribution payable                                                       1,643
Capital stock reacquired                                                   1,750
Accrued:
  Investment advisory fee                                                 11,637
  Service fee                                                              5,819
Other liabilities                                                         17,029
  TOTAL LIABILITIES                                                       37,878
  NET ASSETS                                                     $    27,408,801

Shares of capital stock outstanding,
  (2,176,000,000 shares authorized,
  $.01 par value per share)                                           27,678,420

Net asset value                                                  $          0.99

STATEMENT OF OPERATIONS
Year Ended August 31, 2003

INVESTMENT INCOME
Interest                                                         $       599,595

EXPENSES
Investment advisory fees                                                 140,029
Service fees                                                              70,015
Professional fees                                                          5,931
Custody and transaction fees                                              11,184
Directors' fees                                                            9,024
Qualification fees                                                           502
Shareholder reporting expenses                                             2,750
Insurance expenses                                                         8,276
Other expenses                                                                83
  TOTAL EXPENSES                                                         247,794
  LESS EXPENSES REIMBURSED                                               (24,342)
  NET EXPENSES                                                           223,452
  INVESTMENT INCOME -- NET                                               376,143

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Change in unrealized depreciation of investments for the year           (116,082)
NET LOSS ON INVESTMENTS                                                 (116,082)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $       260,061

See notes to financial statements.

SM&R PRIMARY FUND

FINANCIALS

STATEMENT OF CHANGES IN NET ASSETS

INCREASE IN NET ASSETS FROM OPERATIONS

                                                     YEAR ENDED AUGUST 31,
                                                     2003             2002
                                                ---------------  ---------------
Investment income -- net                        $       376,143  $       631,293
Net realized loss on investments                             --         (104,903)
Change in unrealized
  appreciation (depreciation)                          (116,082)          27,022
Net increase in net assets
  resulting from operations                             260,061          553,412

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income -- net                               (376,143)        (631,293)

CAPITAL SHARE TRANSACTION-NET
Capital share transactions -- net                       220,849       (4,475,120)
TOTAL INCREASE (DECREASE)                               104,767       (4,553,001)

NET ASSETS
Beginning of Year                                    27,304,034       31,857,035
End of Year                                     $    27,408,801  $    27,304,034

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

                                                                           Year Ended August 31,
                                                  ------------------------------------------------------------------------
                                                      2003           2002           2001          2000           1999
                                                  ------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $       0.99   $       1.00   $       0.99   $       1.00   $       1.00
Investment income -- net                                  0.01           0.02           0.05           0.06           0.05
Net realized and unrealized
  gain (loss) on investments                                --          (0.01)          0.01          (0.01)            --
                                                  ------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                        0.01           0.01           0.06           0.05           0.05
Less distributions from
  Investment income -- net                               (0.01)         (0.02)         (0.05)         (0.06)         (0.05)
                                                  ------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                    (0.01)         (0.02)         (0.05)         (0.06)         (0.05)
                                                  ------------------------------------------------------------------------
Net Asset Value, End of Year                      $       0.99   $       0.99   $       1.00   $       0.99   $       1.00
                                                  ========================================================================
  TOTAL RETURN                                            1.35%          1.33%          6.20%          4.68%          4.75%
                                                  ========================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)           $     27,409   $     27,304   $     31,857   $     26,795   $     30,838
Ratio of expenses with reimbursement
  to average net assets                                   0.80%          0.80%          0.80%          0.80%          0.80%
Ratio of expenses without reimbursement
  to average net assets                                   0.89%          0.92%          0.97%          1.04%          1.06%
Ratio of net investment income
  to average net assets                                   1.35%          2.29%          5.10%          5.55%          4.66%
Portfolio turnover rate                                     --             --             --          18.46%         30.47%

See notes to financial statements.

SM&R MONEY MARKET FUND

HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2003

COMMERCIAL PAPER                                      MATURITY          INTEREST/STATED             FACE
                                                        DATE               RATE (%)                AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 4.70%
First Data Corporation                               09/04/03                1.040             $     4,861,000   $    4,860,579

DIVERSIFIED FINANCIALS -- 15.39%
American Honda Finance Corporation                   10/06/03                1.050                   2,377,000        2,374,571
CIT Group Incorporated                               11/04/03                1.080                   3,658,000        3,650,974
Dollar Thrifty Funding Corporation                   09/03/03                1.050                   4,474,000        4,473,739
General Electric Capital Corporation                 09/19/03                1.040                   5,431,000        5,428,175
                                                                                                                     15,927,459

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.99%
Sharp Electronics Corporation                        09/08/03                1.070                   3,089,000        3,088,357

INSURANCE -- 3.04%
Alfa Corporation                                     09/10/03                1.050                   3,148,000        3,147,173

TOTAL COMMERCIAL PAPER -- 26.12%
(Cost $27,023,568)                                                                                                   27,023,568

U S GOVERNMENT & AGENCY                              MATURITY           INTEREST/STATED             FACE
SHORT-TERM OBLIGATIONS                                 DATE                RATE (%)                AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCIES -- 74.75%
Federal Home Loan Bank                               09/17/03                1.020             $     6,129,000   $    6,126,221
Federal Home Loan Bank                               09/24/03                1.020                     890,000          889,420
Federal Home Loan Mortgage Corporation               09/02/03                0.990                   5,899,000        5,898,837
Federal Home Loan Mortgage Corporation               09/16/03                1.040                   7,640,000        7,636,686
Federal Home Loan Mortgage Corporation               09/23/03                1.040                   6,068,000        6,064,140
Federal Home Loan Mortgage Corporation               09/25/03                1.040                   8,960,000        8,953,782
Federal Home Loan Mortgage Corporation               09/30/03                1.045                   5,495,000        5,490,372
Federal Home Loan Mortgage Corporation               10/02/03                1.010                   5,420,000        5,415,280
Federal Home Loan Mortgage Corporation               10/08/03                1.050                   5,570,000        5,563,985
Federal Home Loan Mortgage Corporation               10/09/03                1.000                   6,938,000        6,930,666
Federal Home Loan Mortgage Corporation               10/16/03                1.050                   6,394,000        6,385,601
Federal Home Loan Mortgage Corporation               10/21/03                1.050                   6,850,000        6,840,009
Federal Home Loan Mortgage Corporation               10/23/03                1.030                   5,160,000        5,152,314

TOTAL U S GOVERNMENT & AGENCY
SHORT-TERM OBLIGATIONS -- 74.75%
(Cost $77,347,313)                                                                                                   77,347,313

TOTAL INVESTMENTS -- 100.87%
(Cost  $104,370,881)                                                                                                104,370,881

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.87)%                                                                       (901,778)

TOTAL NET ASSETS -- 100.00%                                                                                      $  103,469,103
                                                                                                                 ==============

See notes to financial statements.

SM&R MONEY MARKET FUND

FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2003

ASSETS
Investment in securities, at value                               $   104,370,881
Cash                                                                         945
Prepaid expenses                                                           3,039
Receivable from management company                                        10,653
Receivable for:
  Expense Reimbursement                                                    9,173
  Capital stock sold                                                     127,181
Other assets                                                              12,579
  TOTAL ASSETS                                                       104,534,451

LIABILITIES
Capital stock reacquired                                               1,005,475
Accrued:
  Investment advisory fee                                                 22,655
  Service fee                                                             22,367
Other liabilities                                                         14,851
TOTAL LIABILITIES                                                      1,065,348
NET ASSETS                                                       $   103,469,103
Shares of capital stock outstanding,
  (2,000,000,000 shares authorized,
  $.01 par value per share)                                          103,469,103
NET ASSET VALUE                                                  $          1.00

STATEMENT OF OPERATIONS
Year Ended August 31, 2003

INVESTMENT INCOME
Interest                                                         $     1,599,964

EXPENSES
Investment advisory fees                                                 298,765
Service fees                                                             288,140
Professional fees                                                          5,931
Custody and transaction fees                                              20,778
Directors' fees                                                            9,024
Qualification fees                                                        45,658
Shareholder reporting expenses                                             3,350
Insurance expenses                                                        25,474
Other expenses                                                               330
  TOTAL EXPENSES                                                         697,450
  LESS EXPENSES REIMBURSED                                               (97,666)
  NET EXPENSES                                                           599,784
  INVESTMENT INCOME--NET                                         $     1,000,180

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

INCREASE IN NET ASSETS FROM OPERATIONS

                                                     YEAR ENDED AUGUST 31,
                                                    2003              2002
                                               ----------------  ---------------
Investment income -- net                       $      1,000,180  $     1,906,810

DISTRIBUTIONS TO SHAREHOLDERS FROM

Investment income -- net                             (1,000,180)      (1,906,810)

CAPITAL SHARE TRANSACTIONS -- NET

Capital share transactions -- net                   (51,140,904)      52,518,470
   TOTAL INCREASE                                   (51,140,904)      52,518,470

NET ASSETS

Beginning of Year                                   154,610,007      102,091,537
End of Year                                    $    103,469,103  $   154,610,007

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

                                                                                                      PERIOD FROM
                                                                                                        JANUARY 1,
                                                              YEAR ENDED AUGUST 31,                     TO AUG. 31,
                                                  ------------------------------------------   ---------------------------
                                                      2003           2002           2001           2000           1999
                                                  ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period              $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
Investment income -- net                                  0.01           0.02           0.05           0.05           0.03
                                                  ------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                        0.01           0.02           0.05           0.05           0.03
Less distributions from
  Investment income -- net                               (0.01)         (0.02)         (0.05)         (0.05)         (0.03)
                                                  ------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                    (0.01)         (0.02)         (0.05)         (0.05)         (0.03)
                                                  ------------------------------------------------------------------------
Net Asset Value, End of Period                    $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                  ========================================================================
  TOTAL RETURN                                            0.80%          1.53%          4.92%          5.56%          2.89%**
                                                  ========================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period (000's omitted)         $    103,469   $    154,610   $    102,092   $     54,258   $     10,681
Ratio of expenses with reimbursement
  to average net assets                                   0.50%          0.50%          0.49%          0.49%          0.50%*
Ratio of expenses without reimbursement
  to average net assets                                   0.58%          0.56%          0.49%          0.66%          1.22%*
Ratio of net investment income to average net assets      0.84%          1.48%          4.63%          5.58%          4.45%*

* Ratios annualized
** Returns are not annualized
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The SM&R Investments, Inc. (the "Company"), is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Company is comprised of the SM&R Alger Technology Fund ("Alger Technology Fund"), SM&R Alger Aggressive Growth Fund ("Alger Aggressive Growth Fund"), SM&R Alger Small-Cap Fund ("Alger Small-Cap Fund"), SM&R Alger Growth Fund ("Alger Growth Fund"), SM&R Growth Fund ("Growth Fund"), SM&R Equity Income Fund ("Equity Income Fund"), SM&R Balanced Fund ("Balanced Fund"), SM&R Government Bond Fund ("Government Bond Fund"), SM&R Tax Free Fund ("Tax Free Fund"), SM&R Primary Fund ("Primary Fund") and SM&R Money Market Fund ("Money Market Fund"). The Government Bond Fund, Tax Free Fund, Money Market Fund and Primary Fund are collectively referred to as the "Fixed Income Funds", while the Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund, Alger Growth Fund, Growth Fund, Equity Income Fund and Balanced Fund are referred to as the "Equity Funds".

The Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund and Tax Free Fund have adopted a Multiple Class Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each has three single classes of shares. Class T shares are subject to an initial sales charge. The Class A shares are subject to an initial sales charge and a distribution and shareholder servicing plan ("12b-1 Plan"). The Class B shares are subject to a contingent deferred sales charge and a 12b-1 Plan.

The Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund, each offer two classes of shares, they are: the Class A shares subject to an initial sales charge and a 12b-1 Plan; and the Class B shares subject to a contingent deferred sales charge and a 12b-1 Plan.

CHANGE IN FISCAL YEAR END:

The Growth Fund, Equity Income Fund and Balanced Fund changed their fiscal year end from December 31 to August 31, effective January 1, 2001 when each was added as separate series of the Company.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION:

Investments in securities listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Other securities are valued based on market quotations or at fair value as determined by a pricing service approved by the Board of Directors. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper is stated at amortized cost, which is equivalent to value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

The Company records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

FEDERAL INCOME TAXES:

For federal income tax purposes, each series is treated as a separate entity. The Company intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intends to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements. The Fixed Income Funds and the Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund have the same tax year end and fiscal year end.

TAX YEAR ENDING AUG. 31, 2003          LOSS CARRYFORWARDS   EXPIRATION DATES
----------------------------------------------------------------------------
Alger Technology Fund                   $       366,000        2008-2011
Alger Aggressive Growth Fund            $       440,000        2008-2011
Alger Small-Cap Fund                    $       274,000        2008-2011
Alger Growth Fund                       $       499,000        2008-2011
Primary Fund                            $       141,000        2007-2011

TAX YEAR ENDING DEC. 31, 2002         LOSS CARRYFORWARDS    EXPIRATION DATES
----------------------------------------------------------------------------
Growth Fund                             $    24,721,000        2009-2010
Equity Income Fund                      $     1,572,000        2009-2010

As of August 31, 2003, there were post-October capital loss deferrals of approximately $7,131, $852 and $144,526, for the Alger Technology Fund, Alger Small-Cap Fund, Alger Growth Fund, respectively, which will be recognized in the following tax year. As of December31, 2002, the SM&R Growth Fund had a post-October capital Loss deferral of approximately $4,037,549, which will be recognized in the following tax year.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:

Fund shares are sold in a continuous public offering at net asset value plus a sales charge, except for the Primary and Money Market Funds. All transactions for the Primary and Money Market Funds are made at net asset value. The Company may repurchase shares at net asset value. Dividends and other distributions are recorded by each fund on the ex-dividend date and may be reinvested at net asset value.

EXPENSES:

Distribution, qualification fees or other fees directly attributable to a series' class of shares are charged to that series' class operations. All other operating expenses not directly attributable to a series are prorated among the series based on the relative amount of each series' net assets or shareholders, and then allocated among the classes of that series.

NOTE 2 - OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES:

Securities Management and Research, Inc. ("SM&R") is the investment advisor and principal underwriter for the Company. Investment advisory fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

EQUITY FUNDS:

Alger Technology Fund                        1.35%
Alger Aggressive Growth Fund                 1.05%
Alger Small-Cap Fund                         1.00%
Alger GrowthFund                             0.85%

GROWTH, EQUITY INCOME AND BALANCED FUNDS

                                       INVESTMENT
NET ASSETS                            ADVISORY FEE
   Less than $100,000,000                    0.750%
   $100,000,000 - $200,000,000               0.625%
   $200,000,000 - $300,000,000               0.500%
   More than $300,000,000                    0.400%

Through an investment sub-advisory agreement, SM&R has delegated the day-to-day investment management of Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund to Fred Alger Management Inc. Fred Alger Management makes investment decisions for each of these funds and continuously reviews and administers the investment program. SM&R monitors Fred Alger Management's buying and selling of securities and administration of these series' investment program. Pursuant to the sub-advisory agreement, SM&R is responsible for paying a sub-advisory fee to Fred Alger Management for each of these series. The series are not responsible for paying the sub-advisory fee directly.

FIXED INCOME FUNDS:

                                       INVESTMENT
NET ASSETS                            ADVISORY FEE
GOVERNMENT BOND AND TAX FREE FUNDS
   Less than $100,000,000                     0.50%
   $100,000,000 - $300,000,000                0.45%
   More than $300,000,000                     0.40%

PRIMARY FUND
   All average daily net assets               0.50%

MONEY MARKET FUND
   All average daily net assets               0.25%

ADMINISTRATIVE SERVICE FEES:

Administrative service fees paid to SM&R by each of the series are computed as a percentage of average daily net assets as follows:

NET ASSETS                            SERVICE FEES
   Less than $100,000,000                     0.25%
   $100,000,000 - $200,000,000                0.20%
   $200,000,000 - $300,000,000                0.15%
   More than $300,000,000                     0.10%

SM&R has contractually agreed to reimburse the Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund, Tax Free Fund and Primary Fund for regular operating expenses in excess of 1.25% per annum of the average daily net assets, and the Money Market Fund in excess of 0.50%. Regular operating expenses include the advisory fee and administrative service fee, but does not include the distribution and shareholder servicing fee.

Effective June 1, 2002, and until December 31, 2003, SM&R has voluntarily agreed to reimburse expenses (after applicable waivers) which exceed the following percentages of each funds' average daily net assets:

                                   CLASS A      CLASS B      CLASS T
                                   -------      -------      -------
Alger Technology Fund                2.10%        2.75%
Alger Aggressive Growth Fund         1.85%        2.50%
Alger Small-Cap Fund                 1.90%        2.55%
Alger Growth Fund                    1.70%        2.35%
Growth Fund                          1.36%        1.86%           -
Equity Income Fund                   1.26%        1.76%           -
Balanced Fund                        1.30%        1.80%           -
Government Bond Fund                 0.73%        1.23%        0.73%
Tax Free Fund                        0.75%        1.25%        0.75%

Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors.

DISTRIBUTION & SHAREHOLDER SERVICING FEES:

The Company has adopted a 12b-1 Plan, for each series, except the Primary Fund, with respect to each series' Class A shares and Class B shares (the "Class A Plan" and the "Class B Plan", respectively and collectively, the "Plans"). The Plans permit each class a distribution fee to compensate SM&R, or enable SM&R to compensate other persons, including Distributors, for distribution costs such as service fees paid to dealers, printing and distribution of prospectuses to prospective investors, sales literature and other sales and distribution related activities. The Plans also permit a shareholder servicing fee to compensate SM&R, or enable SM&R to compensate Service Providers, for providing ongoing servicing to shareholders of the Company. These fees are computed as an annual percentage of the average daily net assets of each class of shares of a series, as follows:

                                             DISTRIBUTION      SERVICE     TOTAL 12b-1
                                                 FEE            FEE            FEE
--------------------------------------------------------------------------------------
GROWTH, EQUITY INCOME, BALANCED,
GOVERNMENT BOND AND TAX FREE FUNDS
   Class A Shares                                0.25%             -           0.25%
   Class B Shares                                0.50%          0.25%          0.75%

ALGER TECHNOLOGY, ALGER AGGRESSIVE GROWTH,
ALGER SMALL-CAP AND ALGER GROWTH FUNDS
   Class A Shares                                0.35%             -           0.35%
   Class B Shares                                1.00%             -           1.00%

For the year ended August 31, 2003, each series paid or accrued the following, as compensation under the Plans:

Alger Technology Fund           $    2,617
Alger Aggressive Growth Fund    $    6,366
Alger Small-Cap Fund            $    4,709
Alger Growth Fund               $    9,903
Growth Fund                     $   30,545
Equity Income Fund              $   55,737
Balanced Fund                   $   23,830
Government Bond Fund            $   13,949
Tax Free Fund                   $    5,252

SALES CHARGES:

During the year ended August 31, 2003, SM&R, as principal underwriter, received as sales charges on sales of capital stock of each series and made reallowances to dealers as follows (right chart):

For the year ended August 31, 2003, SM&R received $63,710 for contingent deferred sales charges imposed on the redemptions of Class B shares of capital stock.

                              SALES CHARGES        SALES CHARGES
                            RECEIVED BY SM&R   REALLOWED TO DEALERS
-------------------------------------------------------------------
Alger Technology Fund           $     5,068        $        214
Alger Aggressive Growth         $    12,138        $        462
Alger Small-Cap Fund            $    10,189        $        212
Alger Growth Fund               $    11,450        $      1,406
Growth Fund                     $    86,493        $      4,485
Equity Income Fund              $   103,057        $      3,167
Balanced Fund                   $    35,078        $      1,401
Government Bond Fund            $    23,519        $      1,387
Tax Free Fund                   $     7,978                   -

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). As of August 31, 2003, SM&R and American National had the following ownership in these series:

                                    SM&R                            AMERICAN NATIONAL           AMERICAN NATIONAL SUBSIDIARIES
                                        PERCENT OF SHARES                 PERCENT OF SHARES                 PERCENT OF SHARES
                           SHARES          OUTSTANDING         SHARES        OUTSTANDING        SHARES         OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------
Growth Fund                225,378           0.73%           1,009,118          3.28%          1,480,108             4.81%
Equity Income Fund          20,181           0.39%                   -             -                   -                -
Balanced Fund              147,396           9.22%              78,518          4.91%            265,164            16.58%
Government Bond Fund       622,438          21.46%             119,268          4.11%            848,528            29.26%
Tax Free Fund              157,420          11.55%                   -             -             786,108            57.68%
Primary Fund                16,466           0.06%          24,524,565         88.61%              6,096             0.02%
Money Market Fund          891,883           0.86%          67,375,260         65.12%         17,520,154            16.93%

Through the investment sub-advisory agreement, Fred Alger Management, Inc. is affiliated with SM&R. As of August 31, 2003, Fred Alger Management, Inc. had the following ownership in these series:

                                   SHARES     PERCENT OF SHARES OUTSTANDING
---------------------------------------------------------------------------
Alger Technology Fund               25,000                  9.45%
Alger Aggressive Growth Fund        25,000                  8.58%
Alger Small-Cap Fund                25,000                 11.76%
Alger Growth Fund                   25,000                  6.75%

The Company pays directors' fees and expenses for all the disinterested directors.

Fred Alger and Company, Incorporated ("Alger Inc.") is an affiliated broker-dealer of Fred Alger Management. During the year ended August 31, 2003, the Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund paid commissions for portfolio transactions to Alger Inc., in the amount of $3,276, $4,402, $2,438 and $9,748, respectively.

NOTE 3 - COST, PURCHASES AND SALES OF INVESTMENT SECURITIES

Aggregate purchases and sales of investments in securities, other than commercial paper, were as follows:

                                   PURCHASES         SALES
--------------------------------------------------------------
Alger Technology Fund            $   1,343,126   $   1,213,232
Alger Aggressive Growth Fund     $   2,281,107   $   1,963,001
Alger Small-Cap Fund             $   1,405,885   $   1,059,537
Alger Growth Fund                $   3,652,167   $   3,316,148
Growth Fund                      $  25,710,101   $  21,462,189
Equity Income Fund               $   7,607,687   $  15,959,997
Balanced Fund                    $   5,710,928   $   6,496,035
Government Bond Fund             $  30,158,454   $  28,066,888
Tax Free Fund                    $   3,287,460   $   2,493,625
Primary Fund                                 -               -

Gross unrealized appreciation and depreciation as of August 31, 2003, based on the cost for federal income tax purposes is as follows: Alger Technology Fund-$591,483, Alger Aggressive Growth Fund-$1,277,883, Alger Small-Cap Fund- $911,593, Alger Growth Fund-$1,708,892, Growth Fund- $87,488,229, Equity Income Fund-$98,341,401, Balanced Fund-$24,715,236, Government Bond Fund-$30,918,640,
Tax Free Fund-$13,743,470 and Primary Fund-$27,510,025.

                                 APPRECIATION     DEPRECIATION
--------------------------------------------------------------
Alger Technology Fund            $     116,528   $       9,656
Alger Aggressive Growth Fund     $     188,018   $       9,033
Alger Small-Cap Fund             $     245,585   $       6,999
Alger Growth Fund                $     243,149   $      28,484
Growth Fund                      $  25,971,436   $   5,504,994
Equity Income Fund               $  20,371,089   $  11,768,582
Balanced Fund                    $   3,270,983   $     816,774
Government Bond Fund             $     249,949   $     486,524
Tax Free Fund                    $     639,126   $      78,703
Primary Fund                     $     138,001   $     259,766

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily due to the tax deferral of losses on wash sales.

NOTE 4 - CAPITAL STOCK

SM&R ALGER TECHNOLOGY FUND

                                                            YEAR ENDED                        YEAR ENDED
                                                          AUGUST 31, 2003                   AUGUST 31, 2002
                                                  ----------------------------------------------------------------
                                                      SHARES           AMOUNT           SHARES           AMOUNT
SALE OF CAPITAL SHARES:
  Class A                                                89,106    $     163,787           23,741    $      63,132
  Class B                                                17,041           34,919           60,278          175,967
Total sale of capital shares                            106,147          198,706           84,019          239,099

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class A                                                (5,853)         (10,948)          (4,586)          (9,792)
  Class B                                                (4,253)          (7,104)          (7,456)         (14,220)
Total redemptions of capital shares outstanding         (10,106)         (18,052)         (12,042)         (24,012)
Net increase in capital shares outstanding               96,041    $     180,654           71,977    $     215,087
Shares outstanding at beginning of year                 168,376                            96,399
Shares outstanding at end of year                       264,417                           168,376

NET ASSETS AS OF AUGUST 31, 2003, ARE COMPRISED
  OF THE FOLLOWING:
Capital (par value and additional paid-in)                         $     955,581
Accumulated net realized loss on investments                            (380,135)
Net unrealized appreciation of investments                               114,273
Net Assets                                                         $     689,719

SM&R ALGER AGGRESSIVE GROWTH FUND

                                                            YEAR ENDED                        YEAR ENDED
                                                          AUGUST 31, 2003                   AUGUST 31, 2002
                                                  ----------------------------------------------------------------
                                                      SHARES           AMOUNT           SHARES           AMOUNT
SALE OF CAPITAL SHARES:
  Class A                                                77,608    $     327,865           91,628    $     491,895
  Class B                                                21,048           88,381           49,446          269,941
Total sale of capital shares                             98,656          416,246          141,074          761,836

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class A                                               (34,535)        (146,048)         (16,702)         (83,644)
  Class B                                                (8,460)         (34,489)         (10,277)         (45,285)
Total redemptions of capital shares outstanding         (42,995)        (180,537)         (26,979)        (128,929)
Net increase in capital shares outstanding               55,661    $     235,709          114,095    $     632,907
Shares outstanding at beginning of year                 235,776                           121,681
Shares outstanding at end of year                       291,437                           235,776

NET ASSETS AS OF AUGUST 31, 2003, ARE COMPRISED
  OF THE FOLLOWING:
Capital (par value and additional paid-in)                         $   1,698,398
Accumulated net realized loss on investments                            (443,781)
Net unrealized appreciation of investments                               182,743
Net Assets                                                         $   1,437,360

SM&R ALGER SMALL-CAP FUND

                                                            YEAR ENDED                        YEAR ENDED
                                                          AUGUST 31, 2003                   AUGUST 31, 2002
                                                  ----------------------------------------------------------------
                                                      SHARES           AMOUNT           SHARES           AMOUNT
SALE OF CAPITAL SHARES:
  Class A                                                71,735    $     315,392           55,486    $     277,683
  Class B                                                28,597          124,091           24,056          131,363
Total sale of capital shares                            100,332          439,483           79,542          409,046

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class A                                               (28,028)        (122,681)          (7,925)         (37,700)
  Class B                                                (8,309)         (35,116)          (6,598)         (36,641)
Total redemptions of capital shares outstanding         (36,337)        (157,797)         (14,523)         (74,341)
Net increase in capital shares outstanding               63,995    $     281,686           65,019    $     334,705
Shares outstanding at beginning of year                 148,630                            83,611
Shares outstanding at end of year                       212,625                           148,630

NET ASSETS AS OF AUGUST 31, 2003, ARE COMPRISED
  OF THE FOLLOWING:
Capital (par value and additional paid-in)                         $   1,198,708
Accumulated net realized loss on investments                            (283,433)
Net unrealized appreciation of investments                               246,680
Net Assets                                                         $   1,161,955

SM&R ALGER GROWTH FUND

                                                            YEAR ENDED                        YEAR ENDED
                                                          AUGUST 31, 2003                   AUGUST 31, 2002
                                                  ----------------------------------------------------------------
                                                      SHARES           AMOUNT           SHARES           AMOUNT
SALE OF CAPITAL SHARES:
  Class A                                                77,891    $     352,230           73,786    $     432,982
  Class B                                                27,628          122,182           80,789          484,354
Total sale of capital shares                            105,519          474,412          154,575          917,336

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class A                                               (24,439)        (110,247)         (16,682)         (94,347)
  Class B                                                (8,170)         (35,832)          (8,133)         (39,001)
Total redemptions of capital shares outstanding         (32,609)        (146,079)         (24,815)        (133,348)
Net increase in capital shares outstanding               72,910    $     328,333          129,760    $     783,988
Shares outstanding at beginning of year                 297,654                           167,894
Shares outstanding at end of year                       370,564                           297,654

NET ASSETS AS OF AUGUST 31, 2003, ARE COMPRISED
  OF THE FOLLOWING:
Capital (par value and additional paid-in)                         $   2,336,083
Accumulated net realized loss on investments                            (676,209)
Net unrealized appreciation of investments                               247,361
Net Assets                                                         $   1,907,235

SM&R GROWTH FUND

                                                            YEAR ENDED                        YEAR ENDED
                                                          AUGUST 31, 2003                   AUGUST 31, 2002
                                                  ----------------------------------------------------------------
                                                      SHARES           AMOUNT           SHARES           AMOUNT
SALE OF CAPITAL SHARES:
  Class T                                             1,294,556    $   4,080,119        1,274,483    $   4,883,579
  Class A                                               215,845          673,356          768,187        2,814,039
  Class B                                               178,083          543,928          272,508        1,025,923
Total sale of capital shares                          1,688,484        5,297,403        2,315,178        8,723,541

INVESTMENT INCOME DIVIDENDS REINVESTED:
  Class T                                               166,989          543,862           95,757          370,138
  Class A                                                 6,547           20,778              550            2,226
  Class B                                                   901            2,711                -                -
Total investment income dividends reinvested            174,437          567,351           96,307          372,364

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class T                                            (3,702,391)     (11,595,618)      (3,682,628)     (13,836,271)
  Class A                                              (438,935)      (1,322,058)        (518,832)      (1,969,856)
  Class B                                              (214,947)        (662,188)        (125,501)        (455,132)
Total redemptions of capital shares outstanding      (4,356,273)     (13,579,864)      (4,326,961)     (16,261,259)
Net decrease in capital shares outstanding           (2,493,352)   $  (7,715,110)      (1,915,476)   $  (7,165,354)
Shares outstanding at beginning of year              33,293,394                        35,208,870
Shares outstanding at end of year                    30,800,042                        33,293,394

NET ASSETS AS OF AUGUST 31, 2003, ARE COMPRISED
  OF THE FOLLOWING:
Capital (par value and additional paid-in)                         $ 119,262,503
Undistributed net investment income                                      140,744
Accumulated net realized loss on investments                         (31,748,029)
Net unrealized appreciation of investments                            20,466,442
Net Assets                                                         $ 108,121,660

SM&R EQUITY INCOME FUND

                                                            YEAR ENDED                        YEAR ENDED
                                                          AUGUST 31, 2003                   AUGUST 31, 2002
                                                  ----------------------------------------------------------------
                                                      SHARES           AMOUNT           SHARES           AMOUNT
SALE OF CAPITAL SHARES:
  Class T                                               163,042    $   3,070,746          235,119    $   4,847,351
  Class A                                                90,653        1,642,882           61,716        1,304,230
  Class B                                                78,644        1,369,294           90,424        1,887,222
Total sale of capital shares                            332,339        6,082,922          387,259        8,038,803

INVESTMENT INCOME DIVIDENDS REINVESTED:
  Class T                                                66,034        1,238,312           72,077        1,564,604
  Class A                                                 4,000           73,101            3,109           65,773
  Class B                                                 3,241           57,761            2,439           50,237
Total investment income dividends reinvested             73,275        1,369,174           77,625        1,680,614

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class T                                              (911,376)     (16,836,585)        (964,977)     (20,284,629)
  Class A                                               (87,859)      (1,561,458)         (53,701)      (1,130,641)
  Class B                                               (76,770)      (1,337,375)         (35,987)        (722,009)
Total redemptions of capital shares outstanding      (1,076,005)     (19,735,418)      (1,054,665)     (22,137,279)
Net decrease in capital shares outstanding             (670,391)     (12,283,322)        (589,781)   $ (12,417,862)
Shares outstanding at beginning of year               5,902,320                         6,492,101
Shares outstanding at end of year                     5,231,929                         5,902,320

NET ASSETS AS OF AUGUST 31, 2003, ARE COMPRISED
  OF THE FOLLOWING:
Capital (par value and additional paid-in)                         $  98,415,888
Undistributed net investment income                                      248,562
Accumulated net realized loss on investments                            (201,852)
Net unrealized appreciation of investments                             8,602,507
Net Assets                                                         $ 107,065,105

SM&R BALANCED FUND

                                                            YEAR ENDED                        YEAR ENDED
                                                          AUGUST 31, 2003                   AUGUST 31, 2002
                                                  ----------------------------------------------------------------
                                                      SHARES           AMOUNT           SHARES           AMOUNT
SALE OF CAPITAL SHARES:
  Class T                                                63,682    $   1,009,907           51,387    $     878,565
  Class A                                                75,124        1,162,866           65,415        1,090,710
  Class B                                                45,999          716,608           41,977          721,435
Total sale of capital shares                            184,805        2,889,381          158,779        2,690,710

INVESTMENT INCOME DIVIDENDS REINVESTED:
  Class T                                                27,285          436,436           32,086          553,023
  Class A                                                 4,909           76,392            4,640           77,832
  Class B                                                 2,567           40,298            2,634           44,850
Total investment income dividends reinvested             34,761          553,126           39,360          675,705

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class T                                              (152,989)      (2,427,260)        (150,750)      (2,585,263)
  Class A                                               (74,555)      (1,159,415)         (25,796)        (426,209)
  Class B                                               (39,905)        (628,728)         (22,690)        (382,716)
Total redemptions of capital shares outstanding        (267,449)      (4,215,403)        (199,236)      (3,394,188)
Net decrease in capital shares outstanding              (47,883)   $    (772,896)          (1,097)   $     (27,773)
Shares outstanding at beginning of year               1,647,307                         1,648,404
Shares outstanding at end of year                     1,599,424                         1,647,307

NET ASSETS AS OF AUGUST 31, 2003, ARE COMPRISED
  OF THE FOLLOWING:
Capital (par value and additional paid in capital)                 $  24,692,000
Undistributed net investment income                                       86,180
Accumulated net realized gain on investments                              91,128
Net unrealized appreciation of investments                             2,454,209
Net Assets                                                         $  27,323,517

SM&R GOVERNMENT BOND FUND

                                                            YEAR ENDED                        YEAR ENDED
                                                          AUGUST 31, 2003                   AUGUST 31, 2002
                                                  ----------------------------------------------------------------
                                                      SHARES           AMOUNT           SHARES           AMOUNT
SALE OF CAPITAL SHARES:
  Class T                                               252,906    $   2,734,200          114,148    $   1,215,319
  Class A                                                78,358          858,856           86,597          934,084
  Class B                                               119,318        1,304,310           51,016          547,721
Total sale of capital shares                            450,582        4,897,366          251,761        2,697,124

INVESTMENT INCOME DIVIDENDS REINVESTED:
  Class T                                                93,203        1,007,451          115,312        1,224,009
  Class A                                                 4,173           45,640            4,931           52,875
  Class B                                                 3,818           41,758            1,617           17,326
Total investment income dividends reinvested            101,194        1,094,849          121,860        1,294,210

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class T                                              (207,111)      (2,258,130)        (112,686)      (1,192,971)
  Class A                                               (71,706)        (781,195)         (45,265)        (484,935)
  Class B                                               (39,990)        (437,505)          (2,469)         (26,457)
Total redemptions of capital shares outstanding        (318,807)      (3,476,830)        (160,420)      (1,704,363)
Net increase in capital shares outstanding              232,969    $   2,515,385          213,201    $   2,286,971
Shares outstanding at beginning of year               2,667,082                         2,453,881
Shares outstanding at end of year                     2,900,051                         2,667,082

NET ASSETS AS OF AUGUST 31, 2003, ARE COMPRISED
  OF THE FOLLOWING:
Capital (par value and additional paid-in)                         $  30,226,886
Undistributed net investment income                                           68
Accumulated net realized gain on investments                             839,103
Net unrealized depreciation of investments                              (236,575)
Net Assets                                                         $  30,829,482

SM&R TAX FREE FUND

                                                            YEAR ENDED                        YEAR ENDED
                                                          AUGUST 31, 2003                   AUGUST 31, 2002
                                                  ----------------------------------------------------------------
                                                      SHARES           AMOUNT           SHARES           AMOUNT
SALE OF CAPITAL SHARES:
  Class T                                                68,922    $     748,476           39,213    $     419,181
  Class A                                                35,017          383,329           14,613          158,324
  Class B                                                 8,174           89,258           38,187          412,000
Total sale of capital shares                            112,113        1,221,063           92,013          989,505

INVESTMENT INCOME DIVIDENDS REINVESTED:
  Class T                                                47,349          512,152           45,740          485,660
  Class A                                                 2,073           22,631            1,202           12,869
  Class B                                                 1,615           17,637              948           10,159
Total investment income dividends reinvested             51,037          552,420           47,890          508,688

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class T                                               (15,012)        (162,539)         (22,722)        (241,287)
  Class A                                               (12,316)        (134,925)          (3,276)         (35,352)
  Class B                                               (10,479)        (114,821)          (8,603)         (92,128)
Total redemptions of capital shares outstanding         (37,807)        (412,285)         (34,601)        (368,767)
Net increase in capital shares outstanding              125,343    $   1,361,198          105,302    $   1,129,426
Shares outstanding at beginning of year               1,237,434                         1,132,132
Shares outstanding at end of year                     1,362,777                         1,237,434

NET ASSETS AS OF AUGUST 31, 2003, ARE COMPRISED
  OF THE FOLLOWING:
Capital (par value and additional paid-in)                         $  13,880,770
Accumulated net realized gain on investments                              29,152
Net unrealized appreciation of investments                               560,423
Net Assets                                                         $  14,470,345

SM&R PRIMARY FUND

                                                            YEAR ENDED                        YEAR ENDED
                                                          AUGUST 31, 2003                   AUGUST 31, 2002
                                                  ----------------------------------------------------------------
                                                      SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------
Sale of capital shares                                3,763,133    $   3,729,719        8,010,726    $   7,941,021
Investment income dividends reinvested                  358,525          355,830          592,000          587,485
Redemptions of capital shares outstanding            (3,901,482)      (3,864,700)     (13,077,161)     (13,003,626)
Net increase (decrease) in capital shares
  outstanding                                           220,176    $     220,849       (4,474,435)   $  (4,475,120)
Shares outstanding at beginning of year              27,458,244                        31,932,679
Shares outstanding at end of year                    27,678,420                        27,458,244

NET ASSETS AS OF AUGUST 31, 2003 ARE COMPRISED
  OF THE FOLLOWING:
Capital (par value and additional paid-in)                         $  27,671,818
Accumulated net realized loss on investments                            (141,252)
Net unrealized depreciation of investments                              (121,765)
Net Assets                                                         $  27,408,801

SM&R MONEY MARKET FUND

                                                            YEAR ENDED                        YEAR ENDED
                                                          AUGUST 31, 2003                   AUGUST 31, 2002
                                                  ----------------------------------------------------------------
                                                      SHARES           AMOUNT           SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------
Sale of capital shares                              220,003,976    $ 222,003,976      265,270,963    $ 265,270,963
Investment income dividends reinvested                  951,422          951,422        1,844,623        1,844,623
Redemptions of capital shares outstanding          (274,096,302)    (274,096,302)    (214,597,116)    (214,597,116)
Net increase (decrease) in capital shares
  outstanding                                       (51,140,904)   $ (51,140,904)      52,518,470    $  52,518,470
Shares outstanding at beginning of year             154,610,007                       102,091,537
Shares outstanding at end of year                   103,469,103                       154,610,007

NET ASSETS AS OF AUGUST 31, 2003 ARE COMPRISED
  OF THE FOLLOWING:
Capital (par value and additional paid-in)                         $ 103,469,103
Net Assets                                                         $ 103,469,103

RECLASSIFICATION OF CAPITAL ACCOUNTS:

The Company accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended August 31, 2003, each series recorded the following reclassification to the accounts listed below:

                                   PAID IN CAPITAL    ACCUMULATED NET INVESTMENT LOSS    ACCUMULATED NET REALIZED LOSS
----------------------------------------------------------------------------------------------------------------------
Alger Technology Fund              $        (9,238)          $         9,238                           -
Alger Aggressive Growth Fund       $       (16,999)          $        16,999                           -
Alger Small-Cap Fund               $       (15,753)          $        15,753                           -
Alger Growth Fund                  $       (17,726)          $        17,726                           -
Tax Free Fund                      $           (14)          $            14                           -

NOTE 5 -- DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the following years:

SM&R GROWTH FUND

                                             YEAR ENDED       YEAR ENDED
                                             AUGUST 31,       AUGUST 31,
                                                2003             2002
                                           --------------   --------------
Class T
  Distributions paid from:
    Ordinary income                        $      557,596   $      379,966
  Long-term capital gain                               --               --
                                           --------------   --------------
                                           $      557,596   $      379,966
                                           ==============   ==============
Class A
  Distributions paid from:
    Ordinary income                        $       20,780   $        2,226
  Long-term capital gain                               --               --
                                           --------------   --------------
                                           $       20,780   $        2,226
                                           ==============   ==============
Class B
  Distributions paid from:
    Ordinary income                        $        2,731               --
  Long-term capital gain                               --               --
                                           --------------   --------------
                                           $        2,731               --
                                           ==============   ==============

SM&R BALANCED FUND

                                             YEAR ENDED       YEAR ENDED
                                             AUGUST 31,       AUGUST 31,
                                                2003             2002
                                           --------------   --------------
Class T
  Distributions paid from:
    Ordinary income                        $      451,037   $      573,591
  Long-term capital gain                               --               --
                                           --------------   --------------
                                           $      451,037   $      573,591
                                           ==============   ==============
Class A
  Distributions paid from:
    Ordinary income                        $       76,409   $       77,849
  Long-term capital gain                               --               --
                                           --------------   --------------
                                           $       76,409   $       77,849
                                           ==============   ==============
Class B
  Distributions paid from:
    Ordinary income                        $       40,931   $       45,601
  Long-term capital gain                               --               --
                                           --------------   --------------
                                           $       40,931   $       45,601
                                           ==============   ==============

SM&R EQUITY INCOME FUND

                                             YEAR ENDED       YEAR ENDED
                                             AUGUST 31,       AUGUST 31,
                                                2003             2002
                                           --------------   --------------
Class T
  Distributions paid from:
    Ordinary income                        $    1,284,991   $    1,619,324
  Long-term capital gain                               --               --
                                           --------------   --------------
                                           $    1,284,991   $    1,619,324
                                           ==============   ==============
Class A
  Distributions paid from:
    Ordinary income                        $       73,915   $       66,630
  Long-term capital gain                               --               --
                                           --------------   --------------
                                           $       73,915   $       66,630
                                           ==============   ==============
Class B
  Distributions paid from:
    Ordinary income                        $       58,246   $       50,927
  Long-term capital gain                               --               --
                                           --------------   --------------
                                           $       58,246   $       50,927
                                           ==============   ==============

SM&R GOVERNMENT BOND FUND

                                             YEAR ENDED       YEAR ENDED
                                             AUGUST 31,       AUGUST 31,
                                                2003             2002
                                           --------------   --------------
Class T
  Distributions paid from:
    Ordinary income                        $    1,026,403   $    1,251,921
  Long-term capital gain                               --               --
                                           --------------   --------------
                                           $    1,026,403   $    1,251,921
                                           ==============   ==============
Class A
  Distributions paid from:
    Ordinary income                        $       45,677   $       52,795
  Long-term capital gain                               --               --
                                           --------------   --------------
                                           $       45,677   $       52,795
                                           ==============   ==============
Class B
  Distributions paid from:
    Ordinary income                        $       43,390   $       19,629
  Long-term capital gain                               --               --
                                           --------------   --------------
                                           $       43,390   $       19,629
                                           ==============   ==============

SM&R TAX FREE FUND

                                             YEAR ENDED       YEAR ENDED
                                             AUGUST 31,       AUGUST 31,
                                                2003             2002
                                           --------------   --------------
Class T
  Distributions paid from:
    Ordinary income                        $      541,077   $      514,001
  Long-term capital gain                               --               --
                                           --------------   --------------
                                           $      541,077   $      514,001
                                           ==============   ==============
Class A
  Distributions paid from:
    Ordinary income                        $       22,631   $       12,919
  Long-term capital gain                               --               --
                                           --------------   --------------
                                           $       22,631   $       12,919
                                           ==============   ==============
Class B
  Distributions paid from:
    Ordinary income                        $       18,736   $       10,159
  Long-term capital gain                               --               --
                                           --------------   --------------
                                           $       18,736   $       10,159
                                           ==============   ==============

SM&R PRIMARY FUND

                                             YEAR ENDED       YEAR ENDED
                                             AUGUST 31,       AUGUST 31,
                                                2003             2002
                                           --------------   --------------
Distributions paid from:
  Ordinary income                          $      376,143   $      631,293
                                           --------------   --------------
                                           $      376,143   $      631,293
                                           ==============   ==============

SM&R MONEY MARKET FUND

                                             YEAR ENDED       YEAR ENDED
                                             AUGUST 31,       AUGUST 31,
                                                2003             2002
                                           --------------   --------------
Distributions paid from:
  Ordinary income                          $    1,000,180   $    1,906,810
                                           --------------   --------------
                                           $    1,000,180   $    1,906,810
                                           ==============   ==============

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

SM&R GROWTH FUND

Undistributed net investment income        $    140,744

SM&R BALANCED FUND

Undistributed net investment income        $     86,180
Undistributed gains                              91,128

SM&R TAX FREE FUND

Undistributed gains                        $     29,152

SM&R EQUITY INCOME FUND

Undistributed net investment income        $    248,562

SM&R GOVERNMENT BOND FUND

Undistributed net investment income        $         68
Undistributed gains                        $    839,103

INDEPENDENT AUDITORS REPORT

A CLOSER LOOK

THE BOARD OF DIRECTORS AND SHAREHOLDERS / SM&R INVESTMENTS, INC.


We have audited the accompanying statements of assets and liabilities of SM&R Investments, Inc. comprised of SM&R Alger Technology Fund, SM&R Alger Aggressive Growth Fund, SM&R Alger Small-Cap Fund, SM&R Alger Growth Fund, SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Bond Fund, SM&R Tax Free Fund, SM&R Primary Fund and SM&R Money Market Fund, including the schedule of investments as of August 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (with respect to SM&R Money Market Fund for the four years ended August 31, 2003 and the period January 1, 1999 to August 31, 1999) (with respect to the Alger Technology, Alger Aggressive Growth, Alger Small-Cap and Alger Growth Funds for the three years ended
August 31, 2003, and) (with respect to Growth, Equity Income and Balanced Funds for each of the three years in the period ended December 31, 2000, for the period January 1, 2001 to August 31, 2001 and for the two years in the period ended August 31, 2003). These financial statements and financial highlights are the responsibility of the Funds' management. and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each fund comprising SM&R Investments, Inc. as of August 31, 2003, the results of their operations for the year then ended, the changes in their net ssets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (with respect to SM&R Money Market Fund for the four years ended August 31, 2003 and the period January 1, 1999 to August 31, 1999) (with respect to the Alger Technology, Alger Aggressive Growth, Alger Small-Cap and Alger Growth Funds for the three years ended
August 31, 2003, and) (with respect to Growth, Equity Income and Balanced Funds for each of the three years in the period ended December 31, 2000, for the period January 1, 2001 to August 31, 2001 and for the two years in the period ended August 31, 2003), in conformity with accounting principles generally accepted in the United States of America.


Tait, Weller & Baker
Philadelphia, Pennsylvania
September 19, 2003

                      SUPPLEMENTAL INFORMATION (Unaudited)

   Information pertaining to the Directors of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling
                                 (800)231-4639.

                                                                                                                        NUMBER OF
                                                                                                                        PORTFOLIOS
                                             INDEPENDENT DIRECTORS                                                      IN FUND
----------------------------------------------------------------------------------------------------------------------  COMPLEX
                          POSITION(S) HELD    TERM OF OFFICE AND                                                        OVERSEEN
NAME, ADDRESS AND AGE     WITH FUND           LENGTH OF TIME SERVED   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS   BY DIRECTOR
------------------------  ------------------  ----------------------  ------------------------------------------------  -----------
Ernest S. Barratt, Ph.D.  Director            Indefinite Since 8/90   - Marie B. Gale Centennial Professor in                19*
2450 South Shore Blvd.,   Audit Committee     Indefinite Since 12/97    Psychiatry, Cognitive Neuroscience
League City, TX  77573                                                  Laboratory, Department of Psychiatry and
Age 78                                                                  Behavioral Sciences, University of Texas
                                                                        Medical Branch

Edwin K. Nolan            Director            Indefinite Since 11/97  - Investor and Attorney, Law Offices, Edwin K.         19*
2450 South Shore Blvd.,   Nominating          Indefinite Since 11/00    Nolan, P.C.
League City, TX  77573    Committee                                   - Director/Owner of Canyon Lake Aviation, Inc.
Age 59                                                                - Director of Hancock Mini Mart, Inc.

Robert V. Shattuck        Director            Indefinite Since 11/97  - Attorney, Law Offices, Robert V. Shattuck, Jr.       19*
2450 South Shore Blvd.,   Nominating          Indefinite Since 11/00
League City, TX  77573    Committee
Age 61

Donald P. Stevens         Director            Indefinite Since 9/00   - Assistant to the President for Governmental          19*
2450 South Shore Blvd.,   Nominating          Indefinite Since 11/00    Relations of the University of Texas
League City, TX  77573    Committee                                     Medical Branch, Galveston, TX
Age 56                                                                - Vice President and Director, Jamail
                                                                        Galveston Foundation (a family charitable
                                                                        foundation)

Steven H. Stubbs          Director            Indefinite Since 9/00   - President and Director of Dancing Rabbit             19*
2450 South Shore Blvd.,   Audit Committee     Indefinite Since 8/03     Press, Inc. (a publishing company)
League City, TX  77573                                                - Director, Neshoba County Public Library
Age 64

Jamie G. Williams         Director            Indefinite Since 11/97  - Academic Language Therapist and Educational          19*
2450 South Shore Blvd.,   Audit Committee     Indefinite Since 11/00    Consultant
League City, TX  77573    Chairman                                    - Director, Center for Computer Assistance to
Age 57                                                                  the Disabled (C-CAD)

Frank P. Williamson       Director            Indefinite Since 11/97  - Retired, Owner of Professional Pharmacy              19*
2450 South Shore Blvd.,
League City, TX  77573
Age 71

                                                                                                            NUMBER OF
                                            INTERESTED DIRECTORS                                            PORTFOLIOS
----------------------------------------------------------------------------------------------------------  IN FUND
                                           TERM OF OFFICE                                                   COMPLEX     INTERESTED
                         POSITION(S) HELD  AND LENGTH OF                                                    OVERSEEN    DIRECTOR
NAME, ADDRESS AND AGE    WITH FUND         TIME SERVED     PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS  BY DIRECTOR RELATIONSHIP
------------------------ ----------------  --------------  -----------------------------------------------  ----------- ------------
Michael W. McCroskey     President &       Indefinite      President, CEO, Director and member of               19*          (1)
2450 South Shore Blvd.,  Director          Since 8/94      Executive Committee of Securities Management
League City, TX  77573                                     and Research, Inc. (SM&R) - Executive Vice
Age 60                                                     President and Treasurer of American National
                                                           Insurance Company Director - President of
                                                           ANREM Corporation (real estate management
                                                           company)^ - President and Director of ANTAC
                                                           Corporation (real estate management company)^
                                                           - Director of Comprehensive Investment
                                                           Services, Inc. (investment services company)^
                                                           - Vice President of Garden State Life
                                                           Insurance Company^ - Vice President of
                                                           American National Property & Casualty
                                                           Company^ - Vice President of Standard Life &
                                                           Accident Insurance Company^ - Vice President
                                                           of Pacific Property and Casualty Company^ -
                                                           Assistant Secretary of American National
                                                           General Insurance Company^ - Assistant
                                                           Secretary of American National Life Insurance
                                                           Company of Texas^ - Vice President of Farm
                                                           Family Life Insurance Company^ - Vice
                                                           President of Farm Family Casualty Insurance
                                                           Company^ - Vice President of United Farm
                                                           Family Insurance Company^

Lea McLeod Matthews      Director          Indefinite      Communications Specialist, National Western          19*          (2)
2450 South Shore Blvd.,                    Since 8/94      Life Insurance Company (5/02-present)
League City, TX  77573                                     Director of Garden State Life Insurance
Age 41                                                     Company^ - Senior Communications Specialist,
                                                           Texas Guaranteed Student Loan Corporation
                                                           (1/01-5/02) - Internal Publications Manager,
                                                           Tivoli Software 4/00-1/01 - Communications
                                                           Consultant, Texas Association of School
                                                           Boards 8/99-4/00 - Technical
                                                           Writer/Publications Editor, National Western
                                                           Life Insurance Company 1/92-8/99

Ann McLeod Moody         Director          Indefinite      Housewife, Personal Investments - Director of        19*          (3)
2450 South Shore Blvd.,                    Since 11/97     Gal-Tex Hotel Corporation (hospitality and
League City, TX  77573                                     hotel management company)# - Director of
Age 66                                                     Moody Gardens, Inc. (a charitable
                                                           organization)

(1) Mr. McCroskey serves as an officer and director of SM&R, the Fund's investment adviser. He also serves as an officer of SM&R's parent company, American National Insurance Company ("American National").

(2) Ms. Matthews is the step-daughter of Robert L. Moody. Mr. Moody is the Chairman of the Board and Chief Executive Officer of American National, the parent of SM&R. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes, which owns approximately 23.6% of the outstanding common shares of American National, and he serves as Chairman of the Board, President, and Chief Executive Officer of The Moody National Bank of Galveston (the "Bank"), which, in its capacity as trustee and custodian, votes approximately 46.6% of the outstanding common shares of American National. Mr. Moody is also the President and a director of the companies owning the controlling interests in such bank, and he is a life income beneficiary of one of such trusts.

    Ms. Matthews is the daughter of Fund director Ann McLeod Moody.

(3) Ms. Moody is the spouse of Robert L. Moody. See footnote 2 above. Ms. Moody is the mother of Fund director Lea McLeod Matthews.

* Also a Director of American National Investment Accounts, Inc., another investment company advised by SM&R.

^ Under control of American National.

# Under common control with American National.

                                                                                                                        NUMBER OF
                                                                                                                        PORTFOLIOS
                                                       OFFICERS                                                         IN FUND
----------------------------------------------------------------------------------------------------------------------  COMPLEX
                         POSITION(S) HELD  TERM OF OFFICE AND                                                           OVERSEEN
NAME, ADDRESS AND AGE    WITH FUND         LENGTH OF TIME SERVED  PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS       BY DIRECTOR
-----------------------  ----------------  ---------------------  ----------------------------------------------------  -----------
Michael W. McCroskey     President &       Indefinite Since 8/94  SEE INTERESTED DIRECTOR TABLE ABOVE                        19*
2450 South Shore Blvd.,  Director~
League City, TX  77573
Age 60

Brenda T. Koelemay       Vice President &  Indefinite Since 1992  Vice President & Treasurer of SM&R                         19*
2450 South Shore Blvd.,  Treasurer~
League City, TX  77573
Age 48

Teresa E. Axelson 2450   Vice President &  Indefinite Since 1983  Vice President & Secretary of SM&R                         19*
South Shore Blvd.,       Secretary~
League City, TX 77573
Age 55

~ Positions also held with American National Investment Accounts, Inc., another investment company advised by SM&R.

[SM&R MUTUAL FUNDS LOGO]

FUNDS LISTING
  SM&R Alger Technology Fund
  SM&R Alger Aggressive Growth Fund
  SM&R Alger Small-Cap Fund
  SM&R Alger Growth Fund
  SM&R Growth Fund
  SM&R Equity Income Fund
  SM&R Balanced Fund
  SM&R Government Bond Fund
  SM&R Tax Free Fund
  SM&R Primary Fund
  SM&R Money Market Fund

HOW TO REACH US:
  Investor Services: 800.231.4639
  Fund Quotes and Investor Hotline: 877.239.2049
  Sales and Marketing: 800.526.8346
  To Request a Prospectus: 800.231.4639
  Visit our website at: www.smrinvest.com

Securities Management and Research, Inc.
  Manager & Distributor / Member NASD, SIPC
  2450 South Shore Blvd., Suite 400
  League City, TX 77573 - 281.334.2469

DIRECTORS
  Ernest S. Barratt, Ph.D.
  Lea McLeod Matthews
  Michael W. McCroskey
  Ann McLeod Moody
  Edwin K. Nolan
  Robert V. Shattuck, Jr.
  Donald P. Stevens
  Steven H. Stubbs
  Jamie G. Williams
  Frank P. Williamson

OFFICERS
  Michael W. McCroskey, President
  Brenda T. Koelemay, Vice President and Treasurer
  Teresa E. Axelson, Vice President and Secretary

INVESTMENT ADVISOR AND MANAGER
  Securities Management and Research, Inc.
  P.O. Box 58969 - Houston, Texas 77258-8969

CUSTODIAN
  Securities Management and Research, Inc.
  P.O. Box 58969 - Houston, Texas 77258-8969

LEGAL COUNSEL
  Greer, Herz & Adams, L.L.P.
  One Moody Plaza - Galveston, Texas 77550

UNDERWRITER AND REDEMPTION AGENT
  Securities Management and Research, Inc.
  P.O. Box 58969 - Houston, Texas 77258-8969

TRANSFER AGENT, REGISTRAR AND
DIVIDEND PAYING AGENT
  Securities Management and Research, Inc.
  P.O. Box 58969 - Houston, Texas 77258-8969

INDEPENDENT AUDITORS
  Tait, Weller & Baker
  1818 Market Street, Suite 2400
  Philadelphia, Pennsylvania 19103

10/03 Form 9202

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Seven H. Stubbs. Mr. Stubbs is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5. [Reserved]

ITEM 6. [Reserved]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND
PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.

            Not applicable

ITEM 8. [Reserved]

ITEM 9. CONTROLS AND PROCEDURES

As of October 30, 2003, an evaluation was performed under the supervision and with the participation of the officers of SM&R Investments, Inc. (the "Company"), including the Chief Executive Officer ("CEO") and Chief
Financial Officer ("CFO"), of the effectiveness of the Company's disclosure controls and procedures. Based on that evaluation, the officers, including the CEO and CFO, conclude that, as of October 30, 2003, the company's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the Company is made known to the CEO and CFO. There have been no significant changes in the Company's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filling of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a) Not applicable.
(b) (1) Certifications of Chief Executive Officer and Chief Financial Officer as required by Rule 30a-2 under the Investment Company Act of 1940. Certification of Chief Executive Officer and Chief Financial Officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNITURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Michael W. McCroskey
--------------------------------------
Chief Executive Officer

Date: October 30, 2003

By: /s/ Brenda T. Koelemay
------------------------------------
Chief Financial Officer

Date: October 30, 2003

EXHIBIT INDEX

(b) (1) Certifications of Chief Executive Officer and Chief Financial Officer as required by Rule 30a-2 under the Investment Company Act of 1940. Certification of Chief Executive Officer and Chief Financial Officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.